                                                                    EXHIBIT 10.1

This Exhibit contains confidential information which has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities and Exchange Act of 1934. The confidential information on pages 8, 10, 11, 31, 35, 39, 71 (on Exhibit C), 72 (on Exhibit C), 82 (on Exhibit E), 84 (on Exhibit E), 85 (on Exhibit E), 94 (on Exhibit F), 95 (on Exhibit F) and 96 (on Exhibit F) has been replaced with an asterisk.




                          MASTER TRANSACTION AGREEMENT

                                  BY AND AMONG

                              MERITAGE CORPORATION,

                             MTH HOMES-TEXAS, L.P.,

                              HAMMONDS HOMES, LTD.,

                        CRYSTAL CITY LAND & CATTLE, LTD.,

                             HAMMONDS HOMES I, LLC,

                              CRYSTAL CITY I, LLC,

                                       AND

                               RONNIE D. HAMMONDS




                               Dated June 12, 2002

                          MASTER TRANSACTION AGREEMENT
                                TABLE OF CONTENTS

                                                                                          PAGE
ARTICLE I             DEFINITIONS ......................................................     1

         1.1      Definitions ..........................................................     1

ARTICLE II            PURCHASE AND SALE OF ASSETS ......................................     7

         2.1      Closing ..............................................................     7

         2.2      Assets to be Purchased ...............................................     7

         2.3      Assets Not Being Transferred .........................................     8

         2.4      Liabilities ..........................................................     8

         2.5      Purchase Price; Holdback; Adjustment; and Warranty and Reserve
                  Administration .......................................................    10

         2.6      Allocation of Purchase Price .........................................    12

         2.7      Risk of Loss .........................................................    12

ARTICLE III           REPRESENTATIONS AND WARRANTIES OF PARENT AND BUYER ...............    12

         3.1      Organization and Qualification .......................................    12

         3.2      Authority Relative to this Agreement .................................    12

         3.3      No Conflicts .........................................................    13

ARTICLE IV            REPRESENTATIONS AND WARRANTIES OF SELLING PARTIES ................    13

         4.1      Organization and Qualification .......................................    13

         4.2      Authority Relative to this Agreement .................................    13

         4.3      Legal Capacity and Authority of Selling Parties ......................    13

         4.4      No Conflicts .........................................................    14

         4.5      No Consents ..........................................................    14

         4.6      Ownership Interests ..................................................    14

         4.7      Financial Statements .................................................    14

         4.8      Absence of Undisclosed Liabilities ...................................    14

         4.9      No Material Adverse Changes ..........................................    15

         4.10     Absence of Certain Developments ......................................    15

         4.11     Permitted Liens; Good Title to and Condition of Acquired Assets ......    16

         4.12     Legal Descriptions of Real Property ..................................    17

                          MASTER TRANSACTION AGREEMENT
                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                          PAGE
         4.13     Real Property ........................................................    17

         4.14     Acquired Contracts ...................................................    20

         4.15     Warranties ...........................................................    21

         4.16     Environmental Matters ................................................    21

         4.17     Tax Matters ..........................................................    23

         4.18     Restrictions on Business Activities ..................................    24

         4.19     Intellectual Property ................................................    24

         4.20     Litigation ...........................................................    25

         4.21     Employees ............................................................    25

         4.22     Employee Benefit Plans ...............................................    25

         4.23     Insurance ............................................................    26

         4.24     Affiliate Transactions ...............................................    27

         4.25     Compliance with Laws .................................................    27

         4.26     Permits ..............................................................    27

         4.27     Membership Records; Minute Books .....................................    28

         4.28     Disclosure ...........................................................    28

ARTICLE V             CONDUCT OF SELLER PENDING THE CLOSING ............................    28

         5.1      Conduct of Business Pending the Closing ..............................    28

         5.2      Business Relationships ...............................................    29

         5.3      Notification of Certain Matters ......................................    30

         5.4      Required Approvals ...................................................    30

ARTICLE VI            ADDITIONAL AGREEMENTS ............................................    30

         6.1      Employment ...........................................................    30

         6.2      Break-Up Fee .........................................................    30

         6.3      No Negotiations ......................................................    31

         6.4      Public Announcements .................................................    31

         6.5      Confidentiality ......................................................    31

         6.6      Further Assurances ...................................................    32

         6.7      Right to Enter and Inspect ...........................................    32

                          MASTER TRANSACTION AGREEMENT
                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                          PAGE
         6.8      Tax on Prior Sales ...................................................    33

         6.9      Transfer of Permits ..................................................    33

         6.10     Landbanking ..........................................................    33

ARTICLE VII           CONDITIONS .......................................................    33

         7.1      Conditions to Obligation of Selling Parties ..........................    33

         7.2      Conditions to Obligations of Parent and Buyer ........................    34

ARTICLE VIII          CLOSING ..........................................................    37

         8.1      Selling Parties' Obligations .........................................    37

         8.2      Parent's or Buyer's Obligations ......................................    38

         8.3      Transfer Fees, Title Costs, and Closing Costs and Other Fees;
                  Prorations ...........................................................    38

ARTICLE IX            SURVIVAL AND INDEMNITIES .........................................    39

         9.1      Survival of Representations and Warranties ...........................    39

         9.2      Nature of Statements .................................................    39

         9.3      Arbitration ..........................................................    39

         9.4      Indemnification Agreement ............................................    39

ARTICLE X             TERMINATION/REMEDIES .............................................    40

         10.1     Termination ..........................................................    40

         10.2     Effect of Termination ................................................    40

         10.3     Specific Performance .................................................    40

ARTICLE XI            GENERAL PROVISIONS ...............................................    40

         11.1     Notices ..............................................................    40

         11.2     Counterparts .........................................................    41

         11.3     Governing Law ........................................................    41

         11.4     Assignment ...........................................................    41

         11.5     Gender and Number ....................................................    41

         11.6     Schedules and Exhibits ...............................................    42

         11.7     Waiver of Provisions .................................................    42

         11.8     Costs ................................................................    42

         11.9     Amendment ............................................................    42

                          MASTER TRANSACTION AGREEMENT
                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                          PAGE
         11.10    Severability .........................................................    42

         11.11    Binding Effect .......................................................    42

         11.12    Construction .........................................................    42

         11.13    Time Periods .........................................................    42

         11.14    Headings .............................................................    43

         11.15    Commission ...........................................................    43

         11.16    Access to Records ....................................................    43

         11.17    Entire Agreement .....................................................    43

         11.18    Enforcement of Rights ................................................    43

                          MASTER TRANSACTION AGREEMENT
                                TABLE OF CONTENTS
                                   (CONTINUED)


Exhibit A  -      Asset Agreement
Exhibit B  -      Real Property Agreement
Exhibit C  -      Indemnification Agreement
Exhibit D  -      Dispute Resolution
Exhibit E  -      Escrow Agreement
Exhibit F  -      Non-Disclosure and Non-Compete Agreement
Exhibit G  -      Special Warranty Deed
Exhibit H  -      Assignment and Assumption Agreement
Exhibit I  -      Bill of Sale and Assumption Agreement

MASTER TRANSACTION AGREEMENT SCHEDULES

Schedule 2.3C     -      Assets to be Written Off
Schedule 2.3D     -      Personal Assets
Schedule 2.4A(1)  -      Immaterial Breaches
Schedule 2.5C     -      Closing Balance Sheet
Schedule 2.6      -      Allocation of Purchase Price
Schedule 4.4      -      Conflicts
Schedule 4.5      -      Consents
Schedule 4.6      -      Ownership Interests
Schedule 4.7      -      Financial Statements
Schedule 4.8      -      Disclosed Liabilities
Schedule 4.9      -      Material Adverse Changes
Schedule 4.10     -      Certain Developments Since Date of Financial Statements
Schedule 4.11     -      Permitted Liens
Schedule 4.12     -      Legal Description of Real Property
Schedule 4.13     -      Disclosure for Real Property
Schedule 4.14     -      Disclosure on Acquired Contracts
Schedule 4.15     -      Warranty Disclosure
Schedule 4.16     -      Environmental Matters
Schedule 4.17     -      Tax Matters
Schedule 4.19     -      Intellectual Property
Schedule 4.20     -      Litigation
Schedule 4.21     -      Employee Information
Schedule 4.22     -      Employee Benefit Plans
Schedule 4.23     -      Insurance
Schedule 4.24     -      Affiliate Transactions
Schedule 4.25     -      Non-Compliance with Applicable Laws
Schedule 4.26     -      Permits and Land Use Entitlements
Schedule 5.1      -      Conduct Pending Closing
Schedule 7.2C     -      Required Consents

REAL PROPERTY AGREEMENT SCHEDULES

Schedule 1.2      -      Acquired Contracts
Schedule 5.2      -      Real Property Assets; Title Binders; Surveys;
                         Disapproved Title Exceptions

ASSET AGREEMENT SCHEDULES

Schedule 1.2      -      Assets to be Purchased

                          MASTER TRANSACTION AGREEMENT


         This MASTER TRANSACTION AGREEMENT (the "Agreement") is made as of June 12, 2002, by and among MERITAGE CORPORATION, a Maryland corporation ("MERITAGE or PARENT"); MTH HOMES-TEXAS, L.P., a Texas limited partnership ("BUYER"); CRYSTAL CITY LAND & CATTLE, LTD., a Texas limited partnership ("CRYSTAL CITY"); HAMMONDS HOMES, LTD., a Texas limited partnership ("HAMMONDS HOMES," and collectively with Crystal City, the "SELLER"); HAMMONDS HOMES I, LLC, a Texas limited liability company ("HAMMONDS GP"); CRYSTAL CITY I, LLC, a Texas limited liability company ("CRYSTAL GP," and collectively with Hammonds GP, the "GENERAL PARTNERS"); and RONNIE D. HAMMONDS, an individual ("HAMMONDS"). Collectively, Seller, General Partners, and Hammonds will be referred to herein as "SELLING PARTIES."

                                    RECITALS

         1. Seller owns and operates the Hammonds Homes land development, homebuilding, and sales operations (the "HAMMONDS BUSINESS").

         2. Concurrently herewith, the parties are entering into that Agreement of Purchase and Sale of Assets in the form attached as EXHIBIT A hereto ("ASSET AGREEMENT"), that Agreement of Purchase and Sale of Real Property in the form attached as EXHIBIT B hereto ("REAL PROPERTY AGREEMENT"), and that Indemnification Agreement in the form attached as EXHIBIT C hereto (the "INDEMNIFICATION AGREEMENT").

         3. Although not a condition to Closing, Parent and Buyer anticipate financing the acquisition of the assets of the Hammonds Business using the proceeds of a public offering of Parent's common stock under its recently filed Form S-3 Registration Statement (the "FINANCING").

         4. Pursuant to this Agreement, the Asset Agreement, and the Real Property Agreement, Buyer will acquire all or substantially all of the assets of the Hammonds Business.

         In consideration of the covenants and mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in reliance upon the representations and warranties contained herein, the parties agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

         1.1 Definitions. The following terms will have the meanings set forth below where used in this Agreement and identified with initial capital letters.

         "ABOVEGROUND STORAGE TANK" will have the meaning ascribed to such term in Sections 6901, et seq., as amended, of RCRA, or any applicable state or local statute, law, ordinance, code, rule, regulation, order ruling, or decree governing Aboveground Storage Tanks.

         "ACCOUNTING ARBITRATOR" will have the meaning set forth in Section 2.5.

         "ACQUIRED ASSETS" will have the meaning set forth in Section 2.2.

         "ACQUIRED CONTRACTS" will have the meaning set forth in Section 1.2 of the Real Property Agreement and the Asset Agreement.

         "ADJUSTED BOOK VALUE" will mean total equity of the Hammonds Business as reflected on the Closing Balance Sheet and the Final Balance Sheet, as the case may be, which are to be prepared in accordance with Adjusted GAAP.

         "ADJUSTED GAAP" will have the meaning set forth in Section 2.5.

         "AGREEMENTS" will have the meaning set forth in Section 11.17.

         "APPLICABLE LAWS" will mean all federal, state, regional, local, or other governmental or quasi-governmental statutes, laws, rules, regulations, codes, ordinances, orders, plans, injunctions, decrees, rulings, or judicial or administrative interpretations thereof, including without limitation Environmental Laws, which are or may be applicable to Seller, Buyer, the Hammonds Business, or the Acquired Assets or the use, development, or condition thereof or otherwise related to any of the Acquired Assets.

         "APPROVED TITLE EXCEPTIONS" will have the meaning set forth in Section
5.2 of the Real Property Agreement.

         "ASSETS" will have the meaning set forth in Section 1.2 of the Asset Agreement.

         "ASSET AGREEMENT" will have the meaning set forth in the recitals.

         "ASSUMED CONSTRUCTION CLAIMS" will have the meaning set forth in
Section 2.4.

         "ASSUMED LIABILITIES" will have the meaning set forth in Section 2.4.

         "ASSUMPTION AGREEMENT" will have the meaning set forth in Section 8.1.

         "BILL OF SALE" will have the meaning set forth in Section 8.1.

         "BONDS" will have the meaning set forth in Section 4.23.

         "BREAK-UP FEE" will have the meaning set forth in Section 6.2.

         "BUYER" will have the meaning set forth in the recitals.

         "CLOSING" will have the meaning set forth in Section 2.1.

         "CLOSING DATE" will have the meaning set forth in Section 2.1.

         "CLOSING BALANCE SHEET" will mean a balance sheet, as of May 31, 2002 or such other date as provided in Section 7.2I(4), for the Hammonds Business, prepared in accordance with Adjusted GAAP.

         "CODE" will mean the Internal Revenue Code of 1986, as amended.

         "CONSTRUCTION CLAIMS" will mean all claims, including, without limitation, claims for breach of contract, claims for breach of express or implied warranty, construction defect claims, claims for lost profits, consequential damages, and incidental damages (but not punitive damages) with respect to Assumed Construction Claims, and all losses, costs and expenses relating to any work which has been done, or any corrective work that is to be done, on a completed Housing Unit or on streets, gradings, landscaping and homeowners' association improvements and all other similar subdivision work.

         "CONTRACT ASSIGNMENTS" will have the meaning set forth in Section 8.1.

         "DEED" will have the meaning set forth in Section 8.1.

         "DISCHARGE" will mean any manner of spilling, leaking, dumping, discharging, releasing, or emitting, as any of such terms may further be defined in any Environmental Law, into any medium including, without limitation, ground water, surface water, soil, or air.

         "DISPUTE" will have the meaning set forth in EXHIBIT D.

         "DISPUTE NOTICE" will have the meaning set forth in EXHIBIT D.

         "EFFECTIVE DATE" will mean June 30, 2002 or such other date as provided in Section 7.2I(4).

         "ENVIRONMENTAL LAW" or "ENVIRONMENTAL LAWS" will mean all federal, state, regional, local, or other governmental or quasi-governmental statutes, laws, Applicable Laws, rules, regulations, codes, ordinances, orders, plans, injunctions, decrees, rulings, or judicial or administrative interpretations thereof, as amended from time to time, which govern or relate to pollution, protection of the environment, protection of endangered or threatened species of flora or fauna, public health and safety, air emissions, water discharges, hazardous or toxic substances, solid or hazardous waste, or occupational health and safety, as any of these terms are or may be defined in such statutes, laws, rules, regulations, codes, ordinances, orders, plans, injunctions, decrees, rulings, or judicial or administrative interpretations thereof, including, without limitation: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendment and Reauthorization Act of 1986, 42 U.S.C. Section 9601, et seq. (collectively "CERCLA"); the Solid Waste Disposal Act, as amended by the Resource Conversation and Recovery Act of 1976 and subsequent Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. Sections 6901, et seq. (collectively "RCRA"); the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sections 1801, et seq.; the Clean Water Act, as amended, 33 U.S.C. Section 1311, et seq.; the Clean Air Act, as amended, 42 U.S.C. Section 7401-7642; the Toxic Substances Control Act, as amended, 15 U.S.C. Sections 2601, et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act as amended, 7 U.S.C. Section 136-136y ("FIFRA"); the Emergency Planning and Community Right-to-Know Act of 1986 as amended, 42 U.S.C. Sections 11001, et seq. (Title III of SARA) ("EPCRA"); and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. Sections 651, et seq. ("OSHA").

         "ERISA" will mean Title IV of the Employee Retirement Income Security Act of 1974, as amended.

         "ESCROW" will have the meaning set forth in Section 5.1 of the Real Property Agreement.

         "ESCROW AGENT" will have the meaning set forth in Section 5.1 of the Real Property Agreement.

         "ESCROW AGREEMENT" will have the meaning set forth in Section 2.5B.

         "EVALUATION INFORMATION" will have the meaning set forth in Section
6.5.

         "EXCLUDED ASSETS" will have the meaning set forth in Section 2.3.

         "EXCLUDED LIABILITIES" will have the meaning set forth in Section 2.4.

         "FINAL BALANCE SHEET" will mean a balance sheet reflecting the closing balances for the Hammonds Business, prepared in accordance with Adjusted GAAP, as of June 30, 2002 or such other date as provided in Section 7.2I(4).

         "FINANCIAL STATEMENTS" will have the meaning set forth in Section 4.7.

         "FINANCING" will have the meaning set forth in the recitals to this Agreement.

         "GENERAL PARTNERS" will mean Hammonds Homes I, LLC and Crystal City I, LLC.

         "GAAP" will mean generally accepted accounting principles, consistently applied with past practice.

         "GOVERNMENTAL AUTHORITY" will mean any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government, including, without limitation, any government authority, agency, department, board, commission, or instrumentality of the United States, any State of the United States, or any political subdivision thereof, and any tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory organizations.

         "HAMMONDS" will mean Ronnie D. Hammonds.

         "HAMMONDS BUSINESS" will have the meaning set forth in the recitals.

         "HANDLE" will mean any manner of generating, accumulating, storing, treating, disposing of, transporting, transferring, labeling, handling, manufacturing, or using, as any of such terms may further be defined in any Environmental Law, of any Hazardous Substances or Waste.

         "HAZARDOUS SUBSTANCES" will be construed broadly to include any toxic or hazardous substance, material, or waste, and any other contaminant, pollutant, or constituent thereof, whether liquid, solid, semi-solid, sludge, and/or gaseous, including without limitation, chemicals, compounds, by-products, pesticides, asbestos containing materials, petroleum or petroleum products, and polychlorinated biphenyls, the presence of which requires or may require investigation or remediation under any Environmental Laws or which are or become regulated, listed, or controlled by, under, or pursuant to any Environmental Laws, including, without limitation, RCRA, CERCLA, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Clean Air Act, the Clean Water Act, FIFRA, EPCRA, and OSHA, or any similar state statute, or any future amendments to, or regulations implementing such statutes, laws, ordinances, codes, rules, regulations, orders, rulings, or decrees, or which has been or will be determined or interpreted at any time by any Governmental Authority to be a hazardous or toxic substance regulated under any other statute, law, regulation, order, code, rule, order, or decree.

         "HOLDBACK FUND" will have the meaning set forth in Section 2.5B.

         "HOUSING UNIT" will mean a residential dwelling constructed or to be constructed on a lot, together with the associated lot.

         "INDEMNIFICATION AGREEMENT" will have the meaning set forth in the recitals.

         "INTELLECTUAL PROPERTY" will have the meaning set forth in Section 1.2 of the Real Property Agreement and the Asset Agreement.

         "LAND USE ENTITLEMENTS" will have the meaning set forth in Section
4.26.

         "LEASE ASSIGNMENTS" will have the meaning set forth in Section 8.1.

         "NON-DISCLOSURE AND NON-COMPETE AGREEMENT" will have the meaning set forth in Section 7.2.

         "NOTICES" will have the meaning set forth in Section 4.16.

         "OPENING DATE" will have the meaning set forth in Section 5.1 of the Real Property Agreement.

         "OPTIONED REAL PROPERTY" will have the meaning set forth in Section 1.2 of the Real Property Agreement.

         "OWNED REAL PROPERTY" will have the meaning set forth in Section 1.2 of the Real Property Agreement.

         "PARENT" will mean Meritage Corporation.

         "PERMITS" will have the meaning set forth in Section 4.26.

         "PERMITTED LIENS" will have the meaning set forth in Section 4.11.

         "PERMITTED MATERIALS" will mean (a) reasonable amounts of gasoline, and oil or other vehicle lubricants stored in the vehicles and equipment used on the Real Property, (b) reasonable amounts of fertilizers, herbicides and/or pesticides, and ordinary, everyday painting and cleaning supplies, used only in the ordinary course of completing and maintaining the buildings, landscaping and improvements on the Real Property, and (c) standard building components and materials which are properly and lawfully installed in or incorporated into the improvements and may lawfully remain therein in accordance with Applicable Laws, taking into account the nature, purpose and intended use and occupancy thereof; provided that in all cases all such components, materials, substances and other items referred to in clauses (a) through (c), above, are stored, transported, used, installed, incorporated and disposed of, in accordance with all Applicable Laws.

         "PERSON" will mean any natural person, corporation, general or limited partnership, limited liability company, trust, sole proprietorship, or other entity, organization or association of any kind.

         "PROCEEDINGS" will mean claims, suits, actions, arbitrations, dispute resolution proceedings, judgments, penalties, fines or administrative or judicial investigations or proceedings.

         "PROPERTY LEASES" will have the meaning set forth in Section 4.14.

         "PURCHASE PRICE" will have the meaning set forth in Section 2.5.

         "REAL PROPERTY" will have the meaning set forth in Section 1.2 of the Real Property Agreement.

         "REAL PROPERTY ASSETS" will have the meaning set forth in Section 1.2 of the Real Property Agreement.

         "REAL PROPERTY AGREEMENT" will have the meaning set forth in the recitals.

         "RESERVES" will mean the reserves for Unassumed Construction Claims.

         "SEC" will mean the Securities and Exchange Commission.

         "SELLER" will mean collectively Hammonds Homes, Ltd. and Crystal City Land & Cattle, Ltd.

         "SELLING PARTIES" will mean Hammonds, Seller, and General Partners.

         "SUPPLEMENTAL TITLE REVIEW PERIOD" will have the meaning set forth in
Section 5.2 of the Real Property Agreement.

         "SURVEY" will have the meaning set forth in Section 5.2 of the Real Property Agreement.

         "TAXES" will mean any and all federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code
Section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, payroll, employment, recapture, disability, real property, personal property, sales, use, transfer, registration, value-added, alternative or add-on minimum, estimated, "roll-back," any other taxes, assessments, or government charges of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

         "TAX RETURNS" will mean any return, declaration, report, claim to refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

         "TITLE BINDER" will have the meaning set forth in Section 5.2 of the Real Property Agreement.

         "TITLE COMPANY" will have the meaning set forth in Section 5.1 of the Real Property Agreement.

         "TITLE POLICY" will have the meaning set forth in Section 5.2 of the Real Property Agreement.

         "TITLE SUPPLEMENT" will have the meaning set forth in Section 5.2 of the Real Property Agreement.

         "UNASSUMED CONSTRUCTION CLAIMS" will have the meaning set forth in
Section 2.4.

         "UNDERGROUND STORAGE TANK" will have the meaning ascribed to such term in Section 6901 et seq., as amended, of RCRA, or any applicable state or local statute, law, ordinance, code, rule, regulation, order ruling, or decree governing Underground Storage Tanks.

         "WASTE" will be construed broadly to include any abandoned or disposed agricultural wastes, biomedical wastes, biological wastes, bulky wastes, construction and demolition debris, garbage, household wastes, industrial solid wastes, liquid wastes, recyclable materials, sludge, solid wastes, special wastes, used oils, white goods, and yard trash as those terms are defined under any applicable Environmental Laws.

                                   ARTICLE II
                           PURCHASE AND SALE OF ASSETS

         2.1 Closing. The closing of the purchase and sale of the Acquired Assets (the "CLOSING") will take place at 10:00 A.M. local time on the 20th day of June, 2002 at the offices of Snell & Wilmer L.L.P., One Arizona Center, 400
E. Van Buren, Phoenix, AZ 85004 or such other time and place as provided in
Section 7.2I(4) or as Parent may establish by written notice to Seller no less than three business days prior to an anticipated Closing. The day on which the Closing actually occurs is herein sometimes referred to as the "CLOSING DATE."

         2.2 Assets to be Purchased. Upon the terms and subject to the conditions set forth herein, and in reliance on the respective representations and warranties of the parties contained herein and in the Asset Agreement and the Real Property Agreement, at the Closing, Seller agrees to sell, convey, grant, assign, and transfer to Buyer and Buyer agrees to purchase and acquire from Seller all of the Real Property Assets, the Assets and any other assets, properties, or rights of every nature, kind, description, tangible and intangible, whether real, personal or mixed, whether accrued, contingent or otherwise and whether now existing or hereinafter acquired relating in any way to or used or held for use in connection with the Hammonds Business, including, but not limited to, the assets of Crystal City's wholly-owned subsidiaries, whether directly or indirectly owned (other than the Excluded Assets) (the "ACQUIRED ASSETS").

         2.3 Assets Not Being Transferred. Seller will retain and Buyer will not purchase the following ("EXCLUDED ASSETS"):

                  A. All of Seller's right, title and interest under or related to this Agreement, the Real Property Agreement or the Asset Agreement, including, without limitation, the consideration delivered pursuant to this Agreement;

                  B. Minute books, stock transfer ledgers and membership ledgers of the Seller;

                  C. Any deferred tax assets and any other assets that, as a result of the acquisition, will be written off by Buyer, as identified on SCHEDULE 2.3C, which will be prepared by Buyer;

                  D. The personal assets set forth on SCHEDULE 2.3D; and

                  E. To the extent provided in Section 2.5A, any cash or cash equivalents.

         2.4 Liabilities.

                  A. Assumed Liabilities; Loan Payments. Upon the terms and subject to the conditions of this Agreement, at the Closing, Buyer will assume from and after the Closing Date, and perform and pay when due, only the following liabilities and no others (the "ASSUMED LIABILITIES"):

                           (1) The obligations under the Acquired Contracts
                  solely to the extent arising out of events occurring on or after the Closing Date (excluding any breaches thereof that began prior to the Closing Date, the exclusion for which will continue until Buyer has notice thereof and opportunity to cure, other than (x) immaterial breaches disclosed on SCHEDULE 2.4A(1) and accepted in writing by Buyer prior to or at the Closing; provided that any damages, settlements, expenses, or costs incurred by Buyer or Parent in respect thereof will count against the [*] deductible set forth in Section 4C of the Indemnification Agreement or (y) breaches arising from the failure of Seller to have timely purchased lots);

                           (2) Any Construction Claim that arises out of or is
                  related to any Housing Unit acquired hereunder that closes after the Closing (the "ASSUMED CONSTRUCTION CLAIMS"); in each case other than Construction Claims pending or, to the Knowledge of Selling Parties, threatened on or prior to the Closing; and

                           (3) All liabilities or obligations reflected on the
                  Closing Balance Sheet.

[*] Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

                  B. Excluded Liabilities. Notwithstanding any other provision of this Agreement, neither Parent nor Buyer will assume, acquire, or be responsible for any liabilities, obligations or expenses, whether fixed or contingent, known or unknown, matured or unmatured, executory or non-executory, to the extent such liability or obligations arise out of occurrences on or prior to the Closing Date, even if they do not become known until after such date, relating to or consisting of (collectively, the "EXCLUDED LIABILITIES"):

                           (1) Liabilities and obligations not reflected on the
                  Closing Balance Sheet;

                           (2) All liabilities, obligations and expenses
                  (including Taxes) of Selling Parties under this Agreement or with respect to or arising out of the consummation of the transactions contemplated by this Agreement;

                           (3) (a) Any Taxes (including deferred Tax
                  liabilities) applicable to Seller, the Hammonds Business, or the Acquired Assets (except for property taxes for property of Seller that has not closed prior to the Closing Date); (b) any liabilities or obligations or expenses of the Seller related to pending or threatened litigation against Seller, Hammonds Business or the Acquired Assets; (c) any liabilities, obligations, or expenses arising from or relating to or consisting of any lien, encumbrance or claim affecting the title to the Acquired Assets, other than Permitted Liens; (d) any liabilities, obligations, or expenses under any contracts arising or relating to the period prior to the Closing Date;
                  (e) any liabilities, obligations or expenses relating to any environmental matter or condition; and (f) any liability or obligation to or in respect of any employees or former employees of Seller, including without limitation: (i) any employment agreement, whether or not written, between a Seller and any person; (ii) under any employee plan at any time maintained, contributed to or required to be contributed to by or with respect to Seller or under which Seller may incur liability, or any contributions, benefits or liabilities therefor, or any liability with respect to Seller's withdrawal or partial withdrawal from or termination of any employee plan; or (iii) with respect to any claim of an unfair labor practice, or any claim under any state unemployment compensation or worker's compensation law or regulation or under any federal or state employment discrimination law or regulation, except as to (d), (e), and (f), the extent set forth on the Closing Balance Sheet; and

                           (4) Any Construction Claim that is not an Assumed
                  Construction Claim ("UNASSUMED CONSTRUCTION CLAIMS").

                  Anything contained in this Agreement to the contrary notwithstanding, Buyer will not assume the Excluded Liabilities, which Excluded Liabilities will at and after the Closing remain the exclusive responsibility of Seller. Seller will, and each of the Selling Parties agrees to cause Seller to, discharge all Excluded Liabilities in accordance with their terms (subject to Seller's right to contest obligations believed in good faith not to be then due) and Applicable Law.

         2.5 Purchase Price; Holdback; Adjustment; and Warranty and Reserve Administration.

                  A. Purchase Price. At Closing, in addition to assuming the Assumed Liabilities, Parent will cause Buyer to pay to Seller, for the Acquired Assets and in immediately available funds, $46,364,000 ("PURCHASE PRICE"), less the Holdback Fund. At Closing, Seller will have an Adjusted Book Value of at least $23,182,000. In the event of any shortfall or excess from these amounts as of the Closing Date or Effective Date, then, (i) in the case of a shortfall in Adjusted Book Value, Selling Parties will make a contribution of cash as is necessary to make up the shortfall, and (ii) in the case of any excess Adjusted Book Value, Buyer will remit the excess in cash to Seller. Such payments will be made, as appropriate, at Closing and upon resolution of final Adjusted Book Value as of the Effective Date pursuant to
         Section 2.5C below. Buyer may, in lieu of paying cash for the cash of Seller, allow Seller to distribute its cash to the partners thereof.

                  B. Holdback. At the Closing, Buyer will deliver to a designated escrow account, pursuant to the terms of an escrow agreement with Compass Bank, Houston, Texas, substantially in the form of EXHIBIT E attached hereto (the "ESCROW AGREEMENT") to be executed among Parent, Buyer, Seller, and the designated escrow agent, [*] of the Purchase Price payable to Seller, in cash by wire transfer of immediately available funds (the "HOLDBACK FUND"). The Holdback Fund will be held in an interest-bearing escrow account to satisfy indemnification claims of the Parent or Buyer that may arise under the Indemnification Agreement, as provided therein..

                           (1) The Holdback Fund, including interest earned on
                  amounts to be distributed from the Holdback Fund, will be delivered by the designated escrow agent to Seller or its designee as follows:

                                    (a) on the first anniversary of the Closing
                           Date, an initial distribution, in an amount equal to [*], less any amount that Parent or Buyer are entitled to retain under the provisions of the Indemnification Agreement, and less any amount that is disputed and subject to the dispute-resolution provisions of EXHIBIT D;

                                    (b) on the second anniversary of the Closing
                           Date, an additional distribution, in an amount equal to [*], less any amount that Parent or Buyer are entitled to retain under the provisions of the Indemnification Agreement, and less any amount that is disputed and subject to the dispute-resolution provisions of EXHIBIT D; and

                                    (c) on the third anniversary of the Closing
                           Date, the remaining balance of the Holdback Fund, less any amount that Parent or Buyer are entitled to retain under the provisions of the Indemnification Agreement, and less any amount that is disputed and subject to the dispute-resolution provisions of EXHIBIT D.

[*] Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

                           (2) [*] Subject only to the limitations of the
                  Indemnification Agreement, Parent and Buyer may proceed against any of the parties to the Indemnification Agreement.

                  C. Adjustment.

                           (1) For the purpose of making an initial
                  determination of Adjusted Book Value, Seller will deliver to Parent, at least five days prior to the Closing, a Closing Balance Sheet, prepared in accordance with Adjusted GAAP consistent with SCHEDULE 2.5C. At Closing, subject to review and tentative approval of the Closing Balance Sheet by Parent and Buyer, any adjustment required by Section 2.5A will be made (i.e., any necessary contributions of capital by Selling Parties, or any necessary remittance by Seller of any excess capital). For purposes of this Agreement and the transactions contemplated hereby, the term "ADJUSTED GAAP" will mean GAAP, including, without limitation, appropriate accruals for warranty and other reserves, and bonuses, and except that (x) Excluded Assets and Excluded Liabilities will be omitted; (y) any profit or loss on the sale of real property to landbankers or model homes to investors under Section 6.10 or Section 7.2Q will be disregarded; and (z) any write off of the deposit related to the Fry and West Little York property resulting from Parent's failure to consent to its acquisition under
                  SECTION 5.1 shall be disregarded.

                           (2) No later than one month after the Effective Date,
                  Parent will deliver to Seller a balance sheet reflecting the actual closing balances for the Hammonds Business, prepared in accordance with Adjusted GAAP, as of the Effective Date (the "FINAL BALANCE SHEET").

                           (3) The Final Balance Sheet will become final and
                  binding on the parties unless within 15 business days following delivery thereof to Seller, Seller notifies Parent in writing that Seller objects thereto. If Seller objects to the Final Balance Sheet, and after good faith consultation with respect to the objection, the parties are unable to reach an agreement within 15 days, then the parties will resolve the dispute in the manner provided in EXHIBIT D; PROVIDED, HOWEVER, that the arbitrator will be an accounting firm of national repute (other than the firms currently serving as auditor for Parent or Seller) as may be mutually agreed upon by Parent and Seller (the "ACCOUNTING ARBITRATOR"). The determination of the Accounting Arbitrator will be final and binding on all parties, and judgment on the arbitration award may be enforced in any court having jurisdiction over the subject matter of the controversy. Buyer and Seller will each pay the cost of their own accounting and other professionals and will bear equally the fees and expenses of the Accounting Arbitrator.

                  D. Warranty and Reserve Administration. Subject to the following, Parent and Buyer will administer all construction claims to the extent of the Reserves included on the Closing Balance Sheet or as otherwise paid for by Seller in accordance with their


[*] Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

         standard procedures. However, Parent and Buyer are only obligated to administer and discharge Unassumed Construction Claims (but not to defend litigation in respect thereof) to the extent that the costs of those claims are less than the Reserves attributable to those claims. In the event that the costs attributable to any Unassumed Construction Claims exceed the Reserves attributable to those claims, Selling Parties will reimburse Parent or Buyer for the difference as an Excluded Liability under the Indemnification Agreement. On the second anniversary of the Closing, Parent or Buyer will deliver to Seller any amount of Reserves that remain except with respect to any Construction Claims that have been asserted and remain unresolved as of that date. Parent and Buyer will seek Seller's consent to the settlement of any Unassumed Construction Claim that exceeds, with respect to any single Housing Unit, $10,000. If Seller does not so consent, it will be responsible for addressing such claim. Parent will provide Seller with a quarterly report of warranty administration and the status of the Reserves.

         2.6 Allocation of Purchase Price. The Purchase Price and the Assumed Liabilities will be allocated among the Acquired Assets in accordance with
Section 197 and 1060 of the Code and the regulations thereunder. Such allocation will be reported consistently by Buyer and Seller on Internal Revenue Service Form 8594, Asset Acquisition Statement, which will be filed with Buyer's and Seller's Federal income tax returns for the tax year that includes the Closing Date. No party makes any representation or warranty as to the tax treatment of this transaction to any other party. SCHEDULE 2.6 sets forth an estimated allocation as of March 31, 2002. A final allocation will be prepared at or as soon as practicable after the Closing, consistent with SCHEDULE 2.6, and after giving effect to the actual Purchase Price and Final Balance Sheet

         2.7 Risk of Loss. All risk of loss with respect to the Acquired Assets on or before the Closing Date will remain the sole risk of Seller.

                                  ARTICLE III
               REPRESENTATIONS AND WARRANTIES OF PARENT AND BUYER

         As of the date hereof and as of the Closing Date, Parent and Buyer hereby represent and warrant to Seller, the following:

         3.1 Organization and Qualification. Each of Parent and Buyer is a corporation or partnership duly organized, validly existing, and in good standing under the laws of the jurisdiction of incorporation or formation and has the requisite power and authority to own and operate its properties and to carry on its business as now conducted in every jurisdiction where the failure to do so would have a material adverse effect on its business, properties, or ability to conduct the business currently conducted by it.

         3.2 Authority Relative to this Agreement. Each of Parent and Buyer has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement by Parent and Buyer and the consummation by Parent and Buyer of the transactions contemplated hereby have been duly authorized by each of them, and no other actions or proceedings, corporate or otherwise, on the part of Parent and Buyer are necessary to authorize this Agreement and such transactions. This Agreement has been duly executed and delivered by each of Parent and Buyer and constitutes a valid and binding obligation of each of them, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity.

         3.3 No Conflicts. Parent and Buyer are not subject to nor obligated under (i) any provision of their articles of incorporation, bylaws, articles of organization, partnership agreement, or other organizational documents, as the case may be; (ii) any material agreement, arrangement, or understanding (other than lending arrangements); (iii) any material license, franchise, or permit; or
(iv) any law, regulation, order, judgment, or decree, which would be breached or violated, or in respect of which a right of termination or acceleration would arise, or pursuant to which any encumbrance on any of their assets would be created, by its execution, delivery, and performance of this Agreement and the consummation by it of the transactions contemplated hereby.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                               OF SELLING PARTIES

         For Purposes of this Article IV, the term "Knowledge of Selling Parties" means that no facts or information have come to the attention of Hammonds after reasonable inquiry that would make him aware of any inaccuracy of the representations or warranties of Selling Parties set forth in this Agreement. As of the date hereof and as of the Closing Date, Selling Parties hereby represent, warrant, and agree as follows, to and for the benefit of Parent and Buyer:

         4.1 Organization and Qualification. Seller and General Partners are duly organized, validly existing, and in good standing under the laws of Texas and have the requisite power and authority to own and operate their properties and to carry on its business as now conducted.

         4.2 Authority Relative to this Agreement. Each of the Selling Parties has the requisite power and authority to enter into this Agreement and to carry out their respective obligations hereunder. The execution and delivery of this Agreement by Selling Parties and the consummation by Selling Parties of the transactions contemplated hereby have been duly authorized, and no actions or proceedings, corporate or otherwise, on the part of Selling Parties are necessary to authorize this Agreement and such transactions. This Agreement has been duly executed and delivered by each of the Selling Parties and constitutes a valid and binding obligation of each Selling Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity.

         4.3 Legal Capacity and Authority of Selling Parties. Each of the Selling Parties possesses the legal capacity to execute and deliver each document to which they are each a party, to perform their respective obligations thereunder, and to consummate the transactions contemplated thereby. With respect to each document contemplated by this Agreement to which Selling Parties are, or should be, a party, each Selling Party has or will duly execute and deliver such documents, which will be a valid, legal and binding obligation of each Selling Party enforceable against Each Selling Party in accordance with its terms, as the case may be.

         4.4 No Conflicts. Except as set forth in SCHEDULE 4.4, Selling Parties are not subject to nor obligated under (i) any provision of their articles of incorporation, bylaws, articles of organization, operating agreement, partnership agreement, or other organizational documents, as the case may be;
(ii) any agreement, arrangement, or understanding; (iii) any license, franchise, or permit; or (iv) any law, regulation, order, judgment, or decree, which would be breached or violated, or in respect of which a right of termination or acceleration would arise, or pursuant to which any encumbrance on any of their assets would be created, by its execution, delivery, and performance of this Agreement and the consummation by it of the transactions contemplated hereby.

         4.5 No Consents. Except as set forth in SCHEDULE 4.5, no authorization, consent, or approval of, or filing with, any public body, court, or authority or pursuant to any Acquired Contract is necessary on the part of Selling Parties for the consummation by Selling Parties of the transactions contemplated by this Agreement.

         4.6 Ownership Interests. Except as disclosed in SCHEDULE 4.6, Seller does not own any stock, partnership interest, joint venture interest, or any other security issued by or equity interest in any other corporation, organization, association, or entity whose business is real estate related.

         4.7 Financial Statements. Seller has provided: (a) the audited financial statements of the Hammonds Business for and as of the fiscal years ended December 31, 2001, 2000 and 1999 and (b) the unaudited consolidated financial statements of the Hammonds Business for and as of the period ended March 31, 2002 (the "FINANCIAL STATEMENTS"). The Financial Statements have been prepared in accordance with GAAP on a consistent basis throughout the periods involved and fairly present the financial position of the Hammonds Business as of the dates thereof and the results of its operations and cash flows for the periods then ended; provided that the March 31, 2002 Financial Statements have been prepared in accordance with Adjusted GAAP. The Financial Statements are attached hereto as SCHEDULE 4.7.

         4.8 Absence of Undisclosed Liabilities.

                  A. There are no obligations or liabilities relating to or affecting the Hammonds Business or the Acquired Assets (whether accrued, absolute, contingent, liquidated, unliquidated, or otherwise, whether due or to become due and regardless of when asserted), except:
         (i) liabilities reflected in the Financial Statements or disclosed in the notes thereto, (ii) liabilities which have arisen in the ordinary course of business after the date of the Financial Statements, (iii) liabilities specifically disclosed in SCHEDULE 4.8, and (iv) Excluded Liabilities.

                  B. As of the Closing, in accordance with Section 2.5C, Seller will have delivered the Closing Balance Sheet, prepared in accordance with Adjusted GAAP. There will be no obligations or liabilities relating to or affecting the Hammonds Business or the Acquired Assets (whether accrued, absolute, contingent, liquidated, unliquidated, or otherwise, whether due or to become due and regardless of when asserted), except: (i) liabilities reflected in the Closing Balance Sheet, (ii) liabilities which have arisen in the ordinary course of business after the date of the Closing Balance Sheet, (iii) liabilities specifically disclosed in SCHEDULE 4.8, and
         (iv) Excluded Liabilities.

         4.9 No Material Adverse Changes. Except as set forth in SCHEDULE 4.9, since the date of the Financial Statements, there has not been any material adverse change in the assets, financial condition, or operating results, customer, employee, or supplier relations, business condition or prospects, or financing arrangements related to the Hammonds Business or the Acquired Assets.

         4.10 Absence of Certain Developments. Except as set forth in SCHEDULE
4.10 or except as contemplated in and consistent with the terms of this Agreement, the Asset Agreement or the Real Property Agreement, since the date of the Financial Statements, Seller has not, in respect of the Hammonds Business:

                  A. Changed its accounting methods or practices (including any change in depreciation or amortization policies or rates) or revalued any of its assets;

                  B. Other than distributions necessary for Seller or its ultimate owners to pay taxes in respect of Seller, declared or paid any dividend or distributions;

                  C. Borrowed any amount under existing lines of credit, or otherwise incurred or become subject to any indebtedness, except in the ordinary course of business and in a manner and in amounts that are in keeping with historical practice;

                  D. Discharged or satisfied any lien (other than property taxes and assessments, business and personal property taxes, mechanic's liens and similar items discharged in the ordinary course of business consistent with past practices) or encumbrance;

                  E. Except as is reasonably necessary for the ordinary operation of the Hammonds Business and in a manner and in amounts that are in keeping with historical practice, mortgaged, pledged, or subjected to any lien, charge, or other encumbrance, any of its assets with a fair market value in excess of $25,000, except liens for current property taxes not yet due and payable;

                  F. Sold, assigned, or transferred (including, without limitation, transfers to any employees, shareholders, or affiliates) any assets or canceled any debts or claims, except in the ordinary course of business and consistent with past practices;

                  G. Sold, assigned, or transferred any patents, trademarks, trade names, copyrights, trade secrets, or other intangible assets, or disclosed any proprietary or confidential information to any person other than Parent or Buyer;

                  H. Suffered any extraordinary loss or waived any material right or claim, including any write-off or compromise of any contract or other account receivable;

                  I. Taken any other action or entered into any other transaction other than in the ordinary course of business and in accordance with past custom and practice, or entered into any transaction with an employee, shareholder, member, partner or officer of Seller or any other entity associated with the Hammonds Business;

                  J. Suffered any theft, damage, destruction, or loss of or to any property or properties owned or used by it, whether or not covered by insurance;

                  K. Increased the annualized level of compensation of or granted any extraordinary bonuses, benefits, or other forms of direct or indirect compensation to any employee, officer, director, or consultant that aggregate in excess of $25,000, or increased, terminated, or amended or otherwise modified any plans for the benefit of employees;

                  L. Except as is reasonably necessary for the ordinary operation of the Hammonds Business and in a manner and in amounts that are in keeping with historical practice, made any capital expenditures or commitments for property, plant and equipment that aggregate in excess of $25,000;

                  M. Engaged or agreed to engage in any extraordinary transactions or distributions, or except as is reasonably necessary for the ordinary operation of the Hammonds Business and in keeping with historical practice, entered into any contract, written or oral, that involves consideration or performance by it of a value exceeding $25,000 or a term exceeding one year;

                  N. Made any loans or advances to, or guarantees for the benefit of, any persons; or

                  O. Made charitable contributions or pledges, which in the aggregate exceed $10,000.

         4.11 Permitted Liens; Good Title to and Condition of Acquired Assets. Seller's title to the Acquired Assets is free and clear of all liens and encumbrances other than those listed on SCHEDULE 4.11 and Approved Title Exceptions (collectively, the "PERMITTED Liens"). All of the Acquired Assets are in good condition and repair, ordinary wear and tear excepted, and are usable in the ordinary course of business. The Acquired Assets represent all of the assets of the Hammonds Business and all of the assets necessary or required by Buyer to continue to operate the Hammonds Business as conducted prior to the Closing. Seller owns, or leases under valid leases, all property, machinery, equipment, and other tangible and intangible assets necessary for the conduct of the Hammonds Business. None of the assets attributable to, or necessary to the operation of, the Hammonds Business, as conducted immediately prior to the Closing, are held or owned by an entity other than Seller. There are no members, shareholders, partners, or affiliates of Seller, including Hammonds or any other Selling Party, that own any assets, licenses, permits or other authorizations relating to the Acquired Assets or the Hammonds Business.

         4.12 Legal Descriptions of Real Property. SCHEDULE 4.12 sets forth a Title Binder that contains a complete and accurate legal description for each parcel of Owned Real Property owned or controlled by Seller.

         4.13 Real Property. Except as set forth on SCHEDULE 4.13:

                  A. With respect to any agreements, arrangements, contracts, leases, licenses, covenants, conditions, deeds, deeds of trust, rights-of-way, easements, mortgages, restrictions, surveys, title insurance policies, and other documents granting to Seller title to or an interest in or otherwise affecting the Real Property, no breach or event of default exists, and no condition or event has occurred that with the giving of notice, the lapse of time, or both would constitute a breach or event of default, by Seller or any other person.

                  B. The Real Property has all necessary access to and from public highways, streets, and roads and no pending or, to the Knowledge of Selling Parties, threatened proceeding or other fact or condition exists that could limit or result in the termination of such access.

                  C. Electric, gas (if applicable), sewage, telephone, and water utility facilities are available for connection and service to homes constructed or being constructed on the Real Property, which facilities are in compliance in all respects with all Applicable Laws, subject to such installation and connection charges with respect thereto which in the ordinary course of business are payable upon issuance of certificates of occupancy which have not yet been procured.

                  D. No condemnation, eminent domain, or similar proceeding exists, is pending or, to the Knowledge of Selling Parties, is threatened with respect to, or that could affect, any of the Real Property.

                  E. Any buildings and improvements on the Real Property to the extent installed or constructed by Seller are in compliance with all Applicable Laws and do not violate, in any respect, (i) any set-back,
         (ii) zoning law, ordinance, regulation, or statute, or other governmental restriction in the nature thereof, or (iii) any restrictive covenant affecting any such Real Property.

                  F. There are no parties in possession of any portion of the Real Property as lessees, tenants at sufferance, or trespassers.

                  G. Except as incurred in the ordinary course of business after the date of the Financial Statements, there are no unpaid charges, debts, liabilities, claims, or obligations arising from the construction, occupancy, ownership, use, or operation of the Real Property. No Real Property is subject to any condition or obligation to any Governmental Authority or other person requiring the owner or any transferee thereof to donate land, money or other property or to make off-site public improvements.

                  H. Except as set forth on SCHEDULE 4.7 or 4.12, no developer-related fees, charges or assessments for public improvements or otherwise made against the Real Property or any lots included therein are due and unpaid, including without limitation those for construction of sewer lines, water lines, storm drainage systems, electric lines, natural gas lines, streets (including perimeter streets), roads and curbs other than as may be required in the ordinary course of completing such project from its current (incomplete) status or as may be contemplated in the conditions of approval and contained in the Land Use Entitlements for such projects.

                  I. There is no moratorium applicable to any of the Real Property on (1) the issuance of building permits for the construction of houses, or certificates of occupancy therefor, or (2) the purchase of sewer or water taps.

                  J. Each of the lots included in the Real Property is stable and otherwise suitable for the construction of a residential structure suitable to the soil conditions thereon, as set forth in the soil report related to each such subdivision.

                  K. Except as set forth in the Title Binders, Surveys or plats, the Real Property does not contain "wetlands," as defined, or subject to regulation by, the Army Corps of Engineers or the Environmental Protection Agency, or, to the Knowledge of Selling Parties, a level of radon above action levels of the U.S. Environmental Protection Agency and is not located within a "critical", "preservation", "conservation," "habitat conservation area," or similar type of area subject to regulation under any Environmental Laws. No portion of the Real Property is situated within a "noise cone" such that the Federal Housing Administration will not approve mortgages due to the noise level classification of such real property.

                  L. The Real Property has not been used as a gravesite, landfill, or waste disposal area.

                  M. No Proceeding is pending or, to the Knowledge of Selling Parties, threatened which involves any of the Real Property, or against Seller with respect to any of the Real Property; all of the developed Real Property and the lots included therein are in compliance with all Applicable Laws, including without limitation, zoning and subdivision laws and ordinances and the Real Property is zoned to permit single family home construction; none of the development-site preparation and construction work performed on the Real Property has concentrated or diverted surface water or percolating water improperly onto or from the Real Property or caused or resulted in a release of any Hazardous Substance in violation of any Environmental Law.

                  N. Seller has not granted to any person any contract or other right to the use of any portion of the Real Property or to the furnishing or use of any facility or amenity on or relating to the Real Property.

                  O. Seller is not a "foreign person" within the meaning of Sections 1445 and 7701 of the Code.

                  P. Subject to the Reserves, to the extent installed or constructed by Seller or its agents or affiliates, all of the Housing Units, improvements and buildings on the Real Property were constructed in a good and workmanlike manner, substantially comply with Applicable Laws, are structurally sound, are in good and proper working condition and repair, normal wear and tear, normal maintenance and normal warranty and customer services matters excepted, and are useful for their intended purposes.

                  Q. Any improvements and buildings included within the Real Property are located within the boundary lines of the Real Property and do not encroach upon the land of any adjacent owner; no improvements of any third Person encroach upon the Real

         Property; and no Person has any unrecorded right, title or interest in the real property constituting the Real Property, whether by right of adverse possession, prescriptive easement or otherwise.

                  R. The recorded easements, rights-of-way, covenants, and other title exceptions and survey matters do not adversely affect the current beneficial use of the Real Property. The Real Property is being developed and used in compliance with all covenants, easements, and restrictions affecting the Real Property, and all obligations of Seller on the Real Property with regard to such covenants, easements, and restrictions have been and are being performed in a proper and timely manner.

                  S. Except as set forth on SCHEDULE 4.16:

                           (1) To the Knowledge of Selling Parties, all property
                  adjacent to the Real Property is free from Hazardous Substances (other than Permitted Materials), and is not in violation of any Environmental Law.

                           (2) No environmental lien in favor of any
                  Governmental Authority has attached to any of the Real
                  Property.

                  T. There are no historical or archeological materials or artifacts of any kind or any Indian ruins of any kind located on the Real Property.

                  U. No part of the Real Property is "critical habitat" as defined in the Federal Endangered Species Act, 16 U.S.C. Sections 1531 et seq., as amended, or in regulations promulgated thereunder, nor are any "endangered species" or "threatened species" located on the Real Property, as defined therein, or under any similar state or local Environmental Law.

                  V. The Real Property is not within a flood plain, flood way or flood control district as reflected in the currently adopted 100-year flood plain of the Federal Emergency Management Agency.

                  W. Selling Parties do not have any liability for any Taxes, or any interest or penalty in respect thereof, of any nature that may be assessed against Parent or Buyer or that are or may become a lien against the Real Property, other than the lien for current real property taxes, special taxes and assessments paid with taxes not yet delinquent.

                  X. All work performed on or about the Real Property or to any improvements located thereon within six months prior to the date of this Agreement has been paid for or will be reflected in the Closing Balance Sheet.

         4.14 Acquired Contracts.

                  A. SCHEDULE 1.2 of the Real Property Agreement lists as of the date hereof all of the Acquired Contracts. The provisions of this
         Section 4.14 will also apply to all Acquired Contracts entered into following the date of this Agreement.

                  B. Each of the Acquired Contracts is valid, binding, and in full force and effect on Seller and, to the Knowledge of Selling Parties, is valid, binding, and in full force and effect on the other parties to the Acquired Contracts. Except as set forth on SCHEDULE 4.14 to this Agreement, if applicable, no Acquired Contract has been amended or supplemented in any way and Seller has not and no party thereto has, assigned any of its rights or delegated any of its duties thereunder. True and complete copies of the Acquired Contracts have been delivered to Parent.

                  C. Except as set forth on SCHEDULE 4.14, no breach or default exists under any Acquired Contract and no event has occurred with respect thereto that with the lapse of time or action or inaction by Seller or, to the Knowledge of Selling Parties, any other party thereto, would result in a breach thereof or a default thereunder.

                  D. Except as specifically disclosed in SCHEDULE 4.14, (1) since the date of the Financial Statements, no supplier or materialman has indicated that it will stop or decrease the rate of business done with Seller, except for changes in the ordinary course of the Hammonds Business; (2) Seller has performed in all respects the obligations which were or are now required to be performed by each in connection with the Acquired Contracts and Seller has not been advised of or received any claim of default under any Acquired Contract; (3) Seller has no present expectation or intention of not fully performing any obligation pursuant to any Acquired Contract; and (4) there has been no breach and, to the Knowledge of Selling Parties, there is no anticipated breach by any other party to any Acquired Contract.

                  E. Upon the assignment of each Acquired Contract to Buyer pursuant hereto, and subject to any consent requirements contained therein, all rights of Seller with respect to each Acquired Contract will inure to Buyer and each Acquired Contract will be enforceable by Buyer in the same manner as such Acquired Contract is enforceable by Seller.

                  F. The assignment to Buyer of all of Seller's right, title, and interest in, to and under each Acquired Contract pursuant hereto will be free and clear of any lien except for Permitted Liens.

                  G. Except as set forth in SCHEDULE 4.14, as of the Closing Date, Seller will not owe any amount (whether absolute, contingent, or otherwise) with respect to any Acquired Contract other than amounts properly recorded in the Closing Balance Sheet in accordance with GAAP.

                  H. Except as disclosed on SCHEDULE 4.14, no Acquired Contract
         (1) requires any Seller to make purchases or pay for services in excess of the requirements of the Hammonds Business, or (2) guarantees any obligation of another person.

                  I. Seller has paid all rental and other payments due under each personal property lease and real property lease (collectively, the "PROPERTY LEASES") under which Seller is the lessee in accordance with its terms. With respect to each such Property Lease, Seller has been in peaceable possession of the buildings, equipment, machinery,

         Real Property, vehicles, or other tangible property covered thereby since the commencement of the original term of such Property Lease. No indulgence, postponement, or waiver of Seller's obligations under any such Property Lease has been granted by the lessor. Subject to the terms of the Property Leases, Seller possesses full right and power to occupy or possess, as the case may be, all of the buildings, equipment, machinery, real property, vehicles, and other tangible property covered by such Property Leases.

                  J. With respect to any written or oral agreement, arrangement, commitment, contract, or lease that either Seller entered into, after the date hereof, such agreement, arrangement, commitment, contract, or lease will satisfy all the representations and warranties set forth in this Section 4.14.

         4.15 Warranties. Except as set forth on SCHEDULE 4.15, Seller has not given or made any other express warranties to third parties with respect to any property or products sold or services performed by Seller and there are no facts or the occurrence of any event forming the basis of any present claim against Seller for liabilities due to any express or implied warranty. SCHEDULE 4.15 includes forms of Seller's residential sales contracts containing applicable guaranty, warranty, and indemnity provisions.

         4.16 Environmental Matters.

                  A. Seller has at all times been in compliance with all Environmental Laws governing the Hammonds Business, properties, and assets, including, without limitation: (1) all requirements relating to the Discharge and Handling of Hazardous Substances; (2) all requirements relating to notice, record keeping, and reporting; (3) all requirements relating to obtaining and maintaining Permits for the ownership of its properties and assets and the operation of its business, including Permits relating to the Handling and Discharge of Hazardous Substances; or (4) all applicable writs, orders, judgments, injunctions, governmental communications, decrees, informational requests, or demands issued pursuant to, or arising under, any Environmental Laws.

                  B. Except as set forth on SCHEDULE 4.16, there are no, and, to the Knowledge of Selling Parties, there is no basis for, any orders, warning letters, notices of violation (collectively "NOTICES") or Proceedings against or involving the Seller, the Hammonds Business or the Acquired Assets issued by any Governmental Authority or third party with respect to any Environmental Laws or Permits issued to a Seller thereunder in connection with, related to, or arising out of the ownership by Seller of their properties or assets or the operation of their business which have not been resolved to the satisfaction of the issuing Governmental Authority or third party in a manner that would not impose any obligation, burden, or continuing liability on Buyer in the event that the transactions contemplated by this Agreement are consummated, or which could have an adverse effect on the Hammonds Business, the Acquired Assets or Seller's financial condition, or results of operations including, without limitation: (i) Notices or Proceedings related to Seller being potentially responsible parties for a federal or state environmental cleanup site or for corrective action under any applicable Environmental Laws; (ii) Notices or Proceedings in connection with any federal or state environmental cleanup site, or in connection with any of the real property or premises where Seller has transported, transferred, or disposed of Hazardous Substances; (iii) Notices or Proceedings relating to Seller being responsible to undertake any response or remedial actions or clean-up actions of any kind; or (iv) Notices or Proceedings related to Seller being liable under any Environmental Laws for personal injury, property damage, natural resource damage, or clean up obligations.

                  C. Except for the Permitted Materials and except as set forth on SCHEDULE 4.16, Seller has not Handled or Discharged, nor allowed or arranged for any third party to Handle or Discharge, Hazardous Substances to, at, or upon: (1) any location other than a site lawfully permitted to receive such Hazardous Substances; (2) any of the Real Property; or (3) any site which: (a) pursuant to CERCLA or any similar state law has been placed on the National Priorities List or its state equivalent; or (b) with respect to which the Environmental Protection Agency or the relevant state agency or other Governmental Authority has notified Seller that such governmental authority has proposed or is proposing to place on the National Priorities List or its state equivalent. There has not occurred, nor is there presently occurring, a Discharge, or, to the Knowledge of Selling Parties, threatened Discharge, of any Hazardous Substance on, into, or beneath the surface of, or adjacent to, any of the Real Property in an amount or otherwise requiring a Notice or report to be made to a Governmental Authority or in violation of any applicable Environmental Laws.

                  D. SCHEDULE 4.16 identifies the operations and activities, and locations thereof, if any, which have been conducted and are being conducted by Seller on any of the Real Property which have involved the Handling or Discharge of Hazardous Substances, other than Permitted Materials.

                  E. Except as set forth on SCHEDULE 4.16, Seller does not use, and has never used, any Aboveground Storage Tanks or Underground Storage Tanks, and there are not now nor, to the Knowledge of Selling Parties, have there ever been any Underground Storage Tanks beneath any of the Real Property that are required to be registered and/or upgraded under applicable Environmental Laws.

                  F. SCHEDULE 4.16 identifies (i) all environmental audits, assessments, or occupational health studies undertaken by Seller or their agents or, to the Knowledge of Selling Parties, undertaken by any Governmental Authority or any third party, relating to or affecting Seller or any of the Real Property; (ii) the results of any ground, water, soil, air, or asbestos monitoring undertaken by Seller or their agents or, and to the extent available or made known to Seller, undertaken by any Governmental Authority or any third party, relating to or affecting Seller or any of the Real Property, which indicate the presence of Hazardous Substances at levels requiring a notice or report to be made to a governmental authority or in violation of any applicable Environmental Laws; (iii) all material written communications between Seller and any Governmental Authority arising under or related to Environmental Laws; and (iv) all outstanding citations issued under OSHA, or similar state or local statutes, laws, ordinances, codes, rules, regulations, orders, rulings, or decrees, relating to or affecting either Seller or any of the Real Property.

4.17     Tax Matters.

                  A. Except for current filings, which are the subject of extensions under applicable procedures and which are identified in
         SCHEDULE 4.17, Seller has filed all Tax Returns that Seller was required to file prior to the date hereof. All such Tax Returns were correct and complete in all respects. Except as set forth in SCHEDULE 4.17, all Taxes owed by Seller or owed by Selling Parties in respect of Seller (whether or not shown on any Tax Return), the due date of which preceded the date hereof, have been paid. Except as set forth in
         SCHEDULE 4.17, all other Taxes due and payable by Seller or owed by Selling Parties in respect of Seller, with respect to periods ending on or as of the date of the Closing (whether or not a Tax Return is due on such date) have been paid or are accrued on the applicable Financial Statements or will be accrued on the Closing Balance Sheet.

                  B. Except as set forth on SCHEDULE 4.17, with respect to each taxable period for Seller ending prior to the date hereof or prior to the date of the Closing, (1) except for taxable periods which are open either such taxable period has been audited by the relevant taxing authority or the time for assessing or collecting Taxes with respect to each such taxable period has closed and each taxable period is not subject to review by any relevant taxing authority; (2) no deficiency or proposed adjustment which has not been settled or otherwise resolved for any amount of Taxes has been asserted or assessed by any taxing authority against Seller; (3) Seller has not consented to extend the time in which any Taxes may be assessed or collected by any taxing authority; (4) Seller has not requested or been granted an extension of the time for filing any Tax Return to a date later than the Closing;
         (5) there is no action, suit, taxing authority proceeding, or audit or claim for refund now in progress, pending or, to the Knowledge of the Selling Parties, threatened against or with respect to Seller regarding Taxes; (6) Seller has not made an election or filed a consent under
         Section 341(f) of the Code (or any corresponding provision of state, local or foreign law); (7) there are no liens on the assets of Seller relating or attributable to Taxes (other than liens for sales and payroll Taxes not yet due and payable and liens for non-delinquent current real property taxes, special taxes, and assessments paid with real property taxes), and, to the Knowledge of the Selling Parties, there is no reasonable basis for the assertion of any claim relating or attributable to Taxes which, if adversely determined, would result in any such lien (other than those noted in the preceding parenthetical) on the assets of Seller; (8) to the Knowledge of Selling Parties, Seller will not be required (a) as a result of a change in method of accounting for a taxable period ending on or prior to the date of the Closing, to include any adjustment under Section 481 of the Code (or any corresponding provision of state, local or foreign law) in taxable income for any taxable period (or portion thereof) beginning after the date of the Closing or (b) as a result of any "closing agreement," as described in Section 7121 of the Code (or any corresponding provision of state, local or foreign law), to include any item of income or exclude any item of deduction from any taxable period (or portion thereof) beginning after the date of the Closing; (9) Seller has not been members of an affiliated group (as defined in Section 1504 of the Code) or filed or been included in a combined, consolidated or unitary income Tax Return; (10) Seller is not a party to or bound by any tax allocation or tax sharing agreement and has no current or potential contractual or other obligation to indemnify any other person with respect to Taxes; (11) to the Knowledge of Selling Parties, no taxing authority will claim or assess any additional Taxes against Seller for any period for which Tax Returns have been filed; (12) no claim has ever been made by a taxing authority in a jurisdiction where Seller does not file Tax Returns that Seller is or may be subject to Taxes assessed by such jurisdiction;
         (13) Seller does not have a permanent establishment in any foreign country, as defined in the relevant tax treaty between the United States of America and such foreign country; (14) true, correct and complete copies of all income and sales Tax Returns filed by or with respect to Seller for the past three years have been furnished or made available to Parent; (15) Seller has disclosed on each Tax Return filed by Seller all positions taken thereon that could give rise to a substantial understatement of penalty of federal income Taxes within the meaning of Code Section 6662; and (16) except as set forth on
         SCHEDULE 4.17, no sales or use Tax will be payable by Seller as a result of this transaction, and there will be no non-recurring intangible tax, documentary stamp tax, or other excise tax (or comparable tax imposed by an Governmental Authority) as a result of this transaction.

                  C. Except as set forth on SCHEDULE 4.17, there is no "roll-back" Tax pertaining to or affecting the Real Property that is being conveyed to Buyer that would be owed by, or become an obligation of, Buyer or Parent.

         4.18 Restrictions on Business Activities. With respect to the Acquired Assets, there are no agreements (non-compete or otherwise), arrangements, commitments, judgments, injunctions, orders, or decrees to which Seller is party or otherwise binding on Seller, the Hammonds Business or the Acquired Assets that has or reasonably could be expected to have the effect of prohibiting or impairing the conduct necessary or required by Buyer to continue to operate the Hammonds Business as conducted prior to the Closing.

         4.19 Intellectual Property. SCHEDULE 4.19 sets forth a description of the Intellectual Property for which Seller has rights to use in the conduct of the Hammonds Business. The conduct of the Hammonds Business as presently conducted and the conduct and the use and exploitation of the Intellectual Property do not infringe or misappropriate any rights held or asserted by any person, and no person is infringing on the Intellectual Property. Except as set forth in the Acquired Contracts, no payments are required for the continued use of the Intellectual Property. None of the Intellectual Property has ever been declared invalid or unenforceable, or is the subject of any pending or threatened action for opposition, cancellation, declaration, infringement, invalidity, unenforceability, or misappropriation or like claim, action, or proceeding. Except as set forth on SCHEDULE 4.19, all house plans used by the Hammonds Business are owned outright by Seller or are licensed to Seller without payment of any fee, and may be assigned without cost to Buyer.

         4.20 Litigation. Except as set forth on SCHEDULE 4.20, there are no suits, claims, actions, arbitrations, investigations, or proceedings entered against, now pending, or, to the Knowledge of Selling Parties, threatened against Seller, the Hammonds Business or the Acquired Assets or any other party before any court, arbitration, administrative or regulatory body, or any governmental agency which may result in any judgment, order, award, decree, liability, or other determination which will or could reasonably be expected to have any effect upon Seller, the Acquired Assets, or the Hammonds Business. Except as set forth on SCHEDULE 4.20, neither

Seller nor any other party is subject to any continuing court or administrative order, writ, injunction, or decree applicable to the Hammonds Business, the Acquired Assets, or to their property or employees, and neither Seller nor any other party is in default with respect to any order, writ, injunction, or decree of any court or federal, state, municipal, or other governmental department, commission, board, agency, or instrumentality applicable to the Hammonds Business.

         4.21 Employees. Attached as SCHEDULE 4.21 is a list of names, current annual rates of salary, bonus, employee benefits, accrued vacation and sick time, sick pay, and other compensation and benefits and perquisites, including the provision of company owned automobiles, of all the employees and agents of Seller whose work relates, directly or indirectly, to the Hammonds Business. To the Knowledge of Selling Parties, no key employee of Seller, and no group of Seller's employees, has any plans to terminate his, her, or its employment. Seller is not a party to any collective bargaining agreement with any labor union or association. There are no discussions, negotiations, demands, or proposals that are pending or that have been conducted or made with or by any labor union or association, and there are no pending or, to the Knowledge of Selling Parties, threatened labor disputes, strikes, or work stoppages that may affect Seller, the Acquired Assets, or the Hammonds Business. Seller is in compliance with all federal and state laws respecting employment and employment practices, terms and conditions of employment, and wages and hours, and are not engaged in any unfair labor practices. Except as accrued on the Closing Balance Sheet or as set forth in SCHEDULE 4.21, Seller may terminate any employee, with or without cause, without liability or obligation, other than for salary and bonuses accrued through the date of any such termination and for the obligations of Seller referred to in Section 4.22 below.

         4.22 Employee Benefit Plans.

                  A. With respect to all employees and former employees of Seller, except as set forth in SCHEDULE 4.22, Seller does not presently maintain, contribute to, or have any liability (including current or potential multi-employer plan withdrawal liability under ERISA) under any: (1) non-qualified deferred compensation or retirement plan or arrangement which is an "employee pension benefit plan" as such term is defined in Section 3(2) of ERISA; (2) defined contribution retirement plan or arrangement designed to satisfy the requirements of section 401(a) of the Code, which is an employee pension benefit plan, (3) defined benefit pension plan or arrangement designed to satisfy the requirements of Section 401(a) of the Code, which is an employee pension benefit plan; (4) "multi-employer plan" as such term is defined in Section 3(37) of ERISA; (5) unfunded or funded medical, health, or life insurance plan or arrangement for present or future retirees or present or future terminated employees which is an "employee welfare benefit plan" as such term is defined in Section 3(1) of ERISA, except as required by Section 4980B of the Code or Sections 601 through 609 of ERISA; or (6) any other employee welfare benefit plan.

                  B. With respect to each of the employee benefit plans listed in SCHEDULE 4.22, Seller has furnished to Buyer true and complete copies of: (1) the plan documents (including any related trust agreements); (2) the most recent determination letter received from the Internal Revenue Service; (3) the latest actuarial valuation; (4) the latest financial statement; (5) the last Form 5500 Annual Report; and (6) all related trust agreements, insurance contracts, or other funding agreements which implement such employee benefit plan. Neither Seller, nor any of their respective officers, partners, employees or any other "fiduciary", as such term is defined in Section 3(21) of ERISA, has any liability for failure to comply with ERISA or the Code for any action or failure to act in connection with the administration or investment of such plans.

                  C. With respect to each plan listed in SCHEDULE 4.22: (1) Seller has performed all obligations required to be performed by it under each such plan and each such plan has been established and maintained in accordance with its terms and in compliance with all applicable laws, statutes, rules, and regulations, including but not limited to the Code and ERISA; (2) there are no actions, suits, or claims pending or threatened or anticipated (other than routine claims for benefits) against any such plan; (3) each such plan can be amended or terminated after the Closing in accordance with its terms, without liability to Seller, Parent, or Buyer; and (4) there are no inquiries or proceedings pending or threatened by the Internal Revenue Service or the Department of Labor with respect to any such plan.

                  D. With respect to the insurance contracts or funding agreements which implement any of the employee benefit plans listed in
         SCHEDULE 4.22, such insurance contracts or funding agreements are fully insured or the reserves under such contracts are sufficient to pay claims incurred.

                  E. Each plan listed in SCHEDULE 4.22 that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to so qualify and each trust created thereunder has been determined by the Internal Revenue Service to be exempt from tax under Section 501(a) of the Code and nothing has occurred since the date of the most recent determination that would be reasonably likely to cause any such plan or trust to fail to qualify under Section 401(a) of the Code.

         4.23 Insurance. SCHEDULE 4.23 lists and briefly describes each insurance policy and fidelity bond, including performance improvement bonds, maintenance bonds, labor and material bonds and other bonds related to the Real Property (collectively, the "BONDS"), maintained by Seller with respect to their properties or business, and sets forth the date of expiration of each such insurance policy. All of such insurance policies and Bonds are in full force and effect and Seller is not in default with respect to its obligations under any of such insurance policies or Bonds. Except as set forth on SCHEDULE 4.23, there is no claim of Seller pending under any of such policies or Bonds as to which coverage has been questioned, denied, or disputed by the underwriters of such policies or Bonds and there has been no threatened termination of, or material premium increase with respect to, any of such policies. The insurance coverage of Seller is customary for entities of similar size engaged in similar lines of business.

         4.24 Affiliate Transactions. Except as set forth on SCHEDULE 4.24, neither Seller nor any employee, officer, member, shareholder or affiliate thereof, or any member of their immediate family, or any entity in which any of such persons owns any beneficial interest (other than a publicly held corporation whose stock is traded on a national securities exchange or in the over-the-counter market and less than 1% of the stock of which is beneficially owned by any of such persons) has any agreement with Seller or any interest in any property (real, personal, or mixed, tangible or intangible) used in or pertaining to the Hammonds Business. For purposes of the preceding sentence, the members of the immediate family of a person will consist of the spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law of such person.

         4.25 Compliance with Laws. Selling Parties and their respective officers, agents, employees, members, shareholders and affiliates have complied with all Applicable Laws, which affect the Hammonds Business or the Acquired Assets. No claims have been filed against Seller alleging a violation of any Applicable Laws, except as set forth in SCHEDULE 4.25. Without limiting the generality of the foregoing, Seller has not violated, or received a notice or charge asserting any violation of, OSHA, or any other state or federal acts (including rules and regulations thereunder) regulating or otherwise affecting employee health and safety. Seller has not given or agreed to give any money, gift, or similar benefit (other than incidental gifts of articles of nominal value) to any actual or potential customer, supplier, governmental employee, or any other person in a position to assist or hinder Seller in connection with any actual or proposed transaction.

         4.26 Permits.

                  A. Seller possesses all approvals, authorizations, certificates, consents, franchises, licenses, and permits necessary for the lawful conduct of their business (collectively, the "PERMITS").
         SCHEDULE 4.26 sets forth a list of Permits (including the expiration dates of the Permits for Parent's review). Such Permits are in full force and effect, no violations have occurred with respect thereto, and to the Knowledge of Selling Parties, no basis exists for any limitation, revocation or withdrawal thereof.

                  B. Seller also possesses (or there have been granted by the applicable governmental authorities with respect to the Real Property) the subdivision, development, construction and sale permits, and other authorizations, approvals, and entitlements set forth in SCHEDULE 4.26 (collectively "LAND USE ENTITLEMENTS"). With respect to the Real Property, no approvals are required as of the Closing from any Governmental Authority to complete the development and construction of homes and the sale thereof in the respective Real Property, there are in full force and effect validly issued building permits for each home under construction or completed and Seller has no notice of any pending or threatened moratorium or other restriction that would preclude the obtaining of building permits for any homes on such Real Property not yet under construction or for which building permits have not been obtained. No decision-making body has denied or withheld any Land Use Entitlements.

         4.27 Membership Records; Minute Books. The minute books of Seller made available to Parent are the only minute books of Seller and contain an accurate summary of all meetings of directors (or committees thereof) and members or shareholders or actions by written consent since the time of incorporation of Seller.

         4.28 Disclosure. Neither this Agreement nor any of the Schedules or Exhibits hereto contains any untrue statement of a material fact or, to the Knowledge of Selling Parties, omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading, and there is no fact which has not been disclosed to Parent or Buyer which materially adversely affects or could reasonably be anticipated to materially adversely affect the financial condition, results of operations, customer, employee or supplier relations, business condition, or prospects of Seller, the Hammonds Business or the Acquired Assets.

                                   ARTICLE V

                      CONDUCT OF SELLER PENDING THE CLOSING

         Seller hereby covenants and agrees that from the date hereof to the Closing Date:

         5.1 Conduct of Business Pending the Closing. Except as specifically contemplated in SCHEDULE 5.1, Seller will take no action except in, the ordinary course, on an arm's length basis, and in accordance with all Applicable Laws and past custom and practice, and Seller will not, directly or indirectly, do and Selling Parties will not permit to occur any of the following, without the prior written consent of Parent:

                  A. Cancel or terminate or permit to be canceled or terminated Seller's current insurance (or reinsurance) policies or permit any of the coverage thereunder to lapse, unless simultaneous with such termination, cancellation, or lapse, replacement policies providing coverage equal to or greater than the coverage under the canceled, terminated, or lapsed policies for substantially similar premiums are in full force and effect;

                  B. Sell, lease, encumber, or otherwise dispose of any of the Acquired Assets other than, in the case of lots and homes held for sale in the ordinary course, the sale of such lots or homes in the ordinary course of Hammonds Business as previously conducted;

                  C. Acquire or enter into any option or other agreement to acquire any Real Property or other Acquired Assets (except, after any extension under Section 7.2I(4), in the ordinary course of business) or exercise its right to the purchase of the Fry and West Little York property;

                  D. Default under any material contract, agreement, commitment, or undertaking;

                  E. Violate or fail to comply with any Applicable Laws;

                  F. Fail to maintain and repair the Acquired Assets in accordance with good standards of maintenance and as required in any leases or other agreements pertaining thereto;

                  G. Enter into or modify any employment, severance, or similar agreements or arrangements with, or adopt or amend any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment, or other benefit plan, trust, fund, or group arrangement for the benefit or welfare of any officers, directors, employees, or consultants.

                  H. Except in the ordinary course of business, consistent with historical practices, modify or terminate any of the Acquired Contracts or enter into any new contracts that would become Acquired Contracts;

                  I. Acquire (by merger, exchange, consolidation, acquisition of stock or assets, or otherwise) any corporation, partnership, joint venture, or other business organization or division or material assets thereof;

                  J. Issue or create any additional shares, membership units, or partnership or other ownership interests in Seller or issue or create any warrants, obligations, subscriptions, options, or other commitments under which any additional shares, membership units, or partnership or other ownership interests in Seller might be authorized, issued, or transferred;

                  K. Incur any indebtedness for borrowed money or issue any debt securities except the borrowing of working capital in the ordinary course of business and consistent with past practice;

                  L. Except in the ordinary course of business, consistent with historical practices, pay any obligation or liability, fixed or contingent, other than current liabilities;

                  M. Waive or compromise any right or claim (other than as required to resolve any pending or threatened litigation disclosed in the Schedules attached hereto) or warranty claims (except, after any extension under Section 7.2I(4), in the ordinary course of business);

                  N. Start more than 45 "spec" homes in any single month;

                  O. Commit any act or permit the occurrence of any event or the existence of any condition of the type described in Section 4.10;

                  P. Except for distributions necessary for Seller or its ultimate owners to pay Taxes in respect of the Hammonds Business, pay any dividends or make any distributions; or

                  Q. Agree to do any of the actions described in the preceding clauses A through O.

         5.2 Business Relationships. Selling Parties will exercise their best efforts to:

                  A. Preserve intact the Acquired Assets and any assets associated with the Hammonds Business;

                  B. Maintain all facilities and equipment in good condition, ordinary wear and tear excepted;

                  C. Keep available the services of Seller's officers and employees as a group; and

                  D. Maintain satisfactory relationships with suppliers, distributors, customers, and others having business relationships with Seller.

         5.3 Notification of Certain Matters. Selling Parties will:

                  A. Confer on a regular basis with representatives of Parent and Buyer and report operational matters and the general status of ongoing operations;

                  B. Notify Parent of any material adverse change in the normal course of its business or in the operation of its properties and of any governmental or third party complaints, investigations, or hearings (or communications indicating that the same may be contemplated);

                  C. Not take any action which would render, or which reasonably may be expected to render, any representation or warranty made by it in this Agreement untrue at, or at any time prior to, the Closing; and

                  D. Promptly notify Parent if Selling Parties will discover that any representation or warranty made by such party in this Agreement was when made, or has subsequently become, untrue.

         5.4 Required Approvals. As promptly as practicable after the date of this Agreement, Parent, Buyer, and Seller will cooperate in making all filings required by Applicable Laws in order to consummate the transactions contemplated by this Agreement. The parties also will cooperate with each other in obtaining all material consents in accordance with Section 7.2C.

                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS

         6.1 Employment. Seller will be responsible for any severance and/or other payments, including, but not limited to, other compensation, benefits, and perquisites, incurred in connection therewith and during the period prior to the Closing Date. Subject to Section 7.2, immediately after the Closing, Buyer will agree to hire such employees of Seller on an "at will" basis as it determines are necessary after consultation with Parent and in its sole discretion, and Seller will cooperate with Buyer to that end.

         6.2 Break-Up Fee.

                  A. If the transactions contemplated by this Agreement are not consummated due to the following: (x) a material breach of any representation, warranty, or covenant of the Selling Parties as contained herein, (y) the Seller fails to close the transaction without cause, or (z) a Selling Party breaches Section 6.3 and, with respect to clause (z) only, prior to June 30, 2003, agrees to a term sheet, letter of intent or definitive agreement, whether oral or in writing, relating to the acquisition of the Acquired Assets, or any assets associated with the Hammonds Business, in whole or in part, whether through purchase, merger, consolidation, or other business combination (other than sales of inventory or immaterial portions of Seller's assets in the ordinary course) and such transaction is ultimately consummated, then immediately upon the occurrence of any such event, subject to Section 10.3, Selling Parties will pay to Parent the sum of [*] (the "BREAK-UP FEE").

                  B. If the transactions contemplated by this Agreement are not consummated due to the following: (x) a material breach of any representation, warranty, or covenant of the Parent or Buyer as contained herein or (y) the Parent or Buyer fails to close the transaction without cause then immediately upon the occurrence of any such event, subject to Section 10.3, Parent will pay to Seller the Break-Up Fee.

         6.3 No Negotiations. Selling Parties will not, directly or indirectly, through any officer, director, agent, member, shareholder, affiliate or otherwise, solicit, initiate, or encourage submission of any proposal or offer from any person or entity (including any of its officers, directors, partners, employees, or agents) relating to any liquidation, dissolution, recapitalization, merger, consolidation, or acquisition or purchase of all or part of the Acquired Assets, or any assets associated with the Hammonds Business, or any equity interest in Seller, or other similar transaction or business combination involving Selling Parties or such assets or business, or participate in any negotiations regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way with, or assist, participate in, facilitate, or encourage, any effort or attempt by any other person or entity to do or seek any of the foregoing. Selling Parties will promptly notify Parent if any such proposal or offer, or any inquiry from or contact with any person with respect thereto, is made and will promptly provide Parent with such information regarding such proposal, offer, inquiry, or contact as Parent may request.

         6.4 Public Announcements. The parties hereto will not issue any press release or public announcement, including announcements by any party for general reception by or dissemination to employees, agents, or customers, with respect to this Agreement and the other transactions contemplated by this Agreement without the prior written consent of the other parties hereto (which consent will not be withheld unreasonably); PROVIDED, HOWEVER, that Parent may make any disclosure or announcement that, in the opinion of its counsel, it is obligated to make pursuant to applicable law or regulation of the New York Stock Exchange or any national securities exchange, as applicable; PROVIDED FURTHER, that, upon execution of this Agreement, Parent may make a public announcement of such occurrence in a press release.

         6.5 Confidentiality. Except as otherwise required by law or the rules of any exchange on which any securities of a party will be listed, all information marked confidential concerning a party provided to the other party (oral, written or otherwise) in connection with this Agreement and the transactions contemplated hereby, including all documents and copies of documents or papers containing proprietary information ("EVALUATION INFORMATION") will be kept in confidence by the receiving party. The party receiving such Evaluation Information will take reasonable steps necessary to ensure the confidentiality of the Evaluation Information by itself, its employees, agents, consultants, advisors, members, shareholders and affiliates. Evaluation Information does not include information that (i) is or becomes generally available to the public other than as a result of an unauthorized disclosure by the receiving party or its affiliates or representatives; (ii) was within or comes into the receiving party's possession, provided that the source of such information was not known by the receiving party to be bound by a confidentiality agreement with, or other contractual, legal, or fiduciary obligation of confidentiality to the party providing the information; (iii) is disclosed by the receiving party to

[*] Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

others with the consent of the other party; (iv) is required to be disclosed to any lender under existing credit facilities, or (v) is independently developed by the receiving party. All Evaluation Information will be returned to the appropriate party or destroyed if the Closing does not occur. Nothing in this
Section 6.5 will preclude either party from competing with the other party.

         6.6 Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto agrees to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper, or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, the Asset Agreement and the Real Property Agreement, including obtaining all necessary waivers, consents, and approvals and effecting all necessary registrations and filings and submissions of information requested by governmental authorities. Selling Parties agree that they, at any time before or after the Closing, will execute, acknowledge, and deliver any further consents, deeds, assignments, conveyances, other assurances, documents, and instruments of transfer either necessary to consummating the sale, transfer, assignment, grant, and conveyance of the Acquired Assets as contemplated in this Agreement, the Asset Agreement and the Real Property Agreement or as reasonably requested by Parent, and will take any other action consistent with the terms of this Agreement, the Asset Agreement or the Real Property Agreement that may reasonably be requested by Parent, for the purpose of assigning, transferring, granting, conveying, and confirming to Buyer, or reducing to possession, any or all property to be conveyed and transferred by this Agreement, the Asset Agreement or the Real Property Agreement. If requested by Parent or Buyer, Selling Parties further agree to prosecute or otherwise enforce in their name for the benefit of Parent or Buyer, any claims, rights, or benefits that are transferred to Buyer by this Agreement and that require prosecution or enforcement in their name. Any prosecution or enforcement of claims, rights, or benefits under this Section will be solely at Selling Parties' expense. After the Closing and for a period of six months, the parties will cooperate in good faith and use commercially reasonable efforts to resolve any issues which may arise in the transition of the Hammonds Business.

         6.7 Right to Enter and Inspect. From time to time prior to the Closing, Parent or Buyer may enter the Real Property and other property of Seller with Parent's or Buyer's representatives, contractors, and agents to examine the Real Property and the Acquired Assets, conduct soil tests, environmental studies, engineering feasibility studies, and other tests and studies, and otherwise to evaluate, inspect and examine the Acquired Assets and the Hammonds Business and affairs of Seller. Selling Parties will make available to Parent or Buyer, at Parent's or Buyer's request and expense for copying by Parent or Buyer at any reasonable time after the Closing Date, any and all books and records of Selling Parties relating, directly or indirectly, to the Hammonds Business or the Acquired Assets which are reasonably necessary with respect to Parent's or Buyer's ongoing operations for inspection. Nothing herein will be construed as imposing upon Parent or Buyer any obligation or liability for the fact of its discovery or required disclosure of any defect or problem with any of the Acquired Assets or Real Property.

         6.8 Tax on Prior Sales. To the extent such certificates are prepared by the applicable state taxing authority, if applicable, Selling Parties agree to furnish to Buyer certificates from the state taxing authorities and any related certificates that Buyer may reasonably request as evidence that all sales and use tax liabilities of Seller accruing before the Closing Date have been fully satisfied or provided for.

         6.9 Transfer of Permits. Selling Parties will use their best efforts to assist Buyer to effect the assignment or other transfer of Permits and Bonds, to the extent such Permits are transferable, from Seller to Buyer as of or as soon as practicable after the Closing Date.

         6.10 Landbanking. Seller will use its best efforts to sell to such landbankers or property investors, approved by Parent, any real property or model homes designated by Parent on terms and conditions acceptable to Parent.

                                  ARTICLE VII

                                   CONDITIONS

         7.1 Conditions to Obligation of Selling Parties. The obligations of Selling Parties to close this transaction are subject to the satisfaction, in their sole and absolute discretion (or waiver by them in writing), of the following conditions on and as of the Closing:

                  A. Absence of Certain Actions and Events. There will not be threatened, instituted, or pending any action or proceeding, before any court or Governmental Authority or agency, domestic or foreign: (1) challenging or seeking to make illegal, or to delay or otherwise directly or indirectly to restrain or prohibit, the consummation of the transactions contemplated hereby, or seeking to obtain damages in connection therewith; or (2) invalidating or rendering unenforceable any material provision of this Agreement (including without limitation any of the Exhibits or Schedules hereto); and there will not be any action taken, or any statute, rule, regulation, judgment, order, or injunction proposed, enacted, entered, enforced, promulgated, issued, or deemed applicable to the transactions contemplated hereby by any federal, state, or foreign court, government, or Governmental Authority or agency, which may, directly or indirectly, result in any of the consequences referred to in clauses (1) and (2) or otherwise prohibit consummation of the transactions contemplated hereby.

                  B. Truthfulness of Representations and Warranties. The representations and warranties of Parent and Buyer set forth in Article 3 will be true and correct in all material respects as of the Closing Date as if made at and as of the Closing Date.

                  C. Compliance. Parent and Buyer will in all material respects have performed each obligation and agreement and complied with each covenant to be performed and complied with by it hereunder at or prior to the Closing.

                  D. Asset Agreement and Real Property Agreement. The Asset Agreement and the Real Property Agreement will have been executed and performed by each of the parties thereto.

         7.2 Conditions to Obligations of Parent and Buyer. Parent's and Buyer's obligations to close this transaction are subject to the satisfaction, in Parent's sole and absolute discretion (or waiver by Parent in writing), of the following conditions on and as of the Closing:

                  A. Financial Statements; Auditors Cooperation. Seller will have delivered to Parent the financial statements of the Hammonds Business, required to be included by Parent in its filings with the Securities Exchange Commission (the "SEC"), which financial statements will comply with GAAP and Regulation S-X promulgated by the SEC, and Seller's auditors shall have agreed to (1) include consents to their reports in Parent's filings with the SEC, and
         (2) agreed to provide any necessary comfort letters in respect of financings by Parent or Buyer.

                  B. Schedules. Seller will have delivered updated Schedules to Parent immediately prior to Closing.

                  C. Consents and Approvals. Seller will have obtained all consents and approvals set forth in SCHEDULE 4.5 hereto, provided, however, that (a) it need not obtain consents to the transfers of the loans identified thereon as not being owed (and being paid off) by Buyer or Parent, and (b) it need only obtain consents of 75% of lots under its option contracts as of the Closing Date, provided that in all events consents in respect of the transfer of rights to all lots in the projects set forth in SCHEDULE 7.2C must be obtained and all such consents must include an estoppel certificate acceptable to Parent.

                  D. Absence of Material Adverse Developments. After the date hereof, neither Parent nor Buyer will have discovered any fact or circumstance not disclosed herein regarding the Hammonds Business, the Acquired Assets, or the properties, condition (financial or otherwise), results of operations, or prospects of Seller which is or could be, individually or in the aggregate with other such facts and circumstances, materially adverse to the Hammonds Business or the Acquired Assets.

                  E. No Damage or Destruction. After the date hereof, there will have been no damage, destruction, or loss of or to any property or properties owned or used by Seller, whether or not covered by insurance, which in the aggregate may have a material adverse effect on the Hammonds Business, the Acquired Assets or the financial condition, or results of operations of Seller.

                  F. Environmental Matters. Parent will be satisfied with the results of all environmental assessments made under the Real Property Agreement.

                  G. Title Insurance or Title Binders. Title Company will have delivered all Title Binders and will be prepared to issue each Title Policy (and an endorsement thereto) as required by Section 5.2 of the Real Property Agreement.

                  H. Closing Balance Sheet. Parent will have received, at least five days prior to the Closing, the Closing Balance Sheet, which will comply with Section 2.5.

                  I. Absence of Certain Actions and Events.

                           (1) There will not be threatened, instituted, or
                  pending any action or proceeding, before any court or Governmental Authority or agency, domestic or foreign: (a) challenging or seeking to make illegal, or to delay or otherwise directly or indirectly to restrain or prohibit, the consummation of the transactions contemplated hereby, or seeking to obtain damages in connection therewith; (b) seeking to prohibit direct or indirect ownership or operation by Buyer of all or a material portion of the Hammonds Business or the Acquired Assets, or to compel

                  Parent or Buyer or any of their subsidiaries to divest of or to hold separately all or a material portion of the business or the Acquired Assets as a result of the transactions contemplated hereby; (c) seeking to impose or confirm limitations on the ability of Parent or Buyer effectively to exercise directly or indirectly full rights of ownership of any of the Acquired Assets; (d) seeking or causing any material diminution in the direct or indirect benefits expected to be derived by Parent or Buyer as a result of the transactions contemplated by this Agreement; (e) invalidating or rendering unenforceable any material provision of this Agreement (including without limitation any of the Exhibits or Schedules hereto); or (f) which otherwise might materially adversely affect Parent or Buyer or any of their subsidiaries as determined by Parent;

                           (2) There will not be any action taken, or any
                  statute, rule, regulation, judgment, order, or injunction proposed, enacted, entered, enforced, promulgated, issued, or deemed applicable to the transactions contemplated hereby by any federal, state, or foreign court, government, or Governmental Authority or agency, which may, directly or indirectly, prohibit consummation of the transactions contemplated hereby;

                           (3) There will not have occurred any of the following
                  events having a material adverse effect on Parent or Buyer:
                  (a) a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States or any limitation by United States authorities on the extension of credit by lending institutions; (b) a commencement of war, armed hostilities, terrorist attack, or other international or national calamity directly or indirectly involving the United States; or (c) in the case of any of the foregoing existing at the date hereof, a material acceleration or worsening thereof; and

                           (4) There will not have occurred any suspension of
                  trading of Parent's common stock or a 15% or greater drop in the Dow Jones Industrial Average (1,428 points). In such event, Buyer may: (x) terminate this Agreement without liability to Parent or Buyer or (y) extend the anticipated Closing Date for up to 60 days, upon the payment of [*] and the consent of Seller. If the Closing is extended pursuant to this Section, then within such 60-day extension period, Buyer may: (a) terminate this Agreement without liability (except for the payment already made) to Parent or Buyer; (b) close on this Agreement; or (c) extend the Closing for an additional 30 days upon payment of [*] and consent of the Seller. If Seller does not agree to either of the extensions, then this Agreement will terminate without any liability to any party. If the Closing is extended and a Closing subsequently occurs, the Effective Date will be deemed to be the end of the month in which the Closing actually occurs; the Closing Balance Sheet will be a balance sheet prepared in accordance with Adjusted GAAP as of the end of the month preceding the Closing Date; and the Final Balance Sheet will be a balance sheet prepared in accordance with Adjusted GAAP as of the Effective Date. Any payment made by Buyer or Parent under this Section will, if the transaction closes, be credited against the Purchase Price.

[*] Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

                  J. Truthfulness of Representations and Warranties. The representations and warranties of Selling Parties in this Agreement and in any certificate or other instrument delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby will be true and correct in all material respects as of the Closing Date as if made at and as of the Closing Date.

                  K. Compliance. Selling Parties will in all material respects have performed each obligation and agreement and complied with each covenant to be performed and complied with them hereunder at or prior to the Closing.

                  L. Non-Compete Agreement. Parent will have received a Non-Disclosure and Non-Compete Agreement executed by Ronnie D. Hammonds and Seller in the form of EXHIBIT F attached hereto (the
         "NON-DISCLOSURE AND NON-COMPETE AGREEMENT").

                  M. Releases. Parent will have received releases of all loans paid off in form and substance acceptable to Parent.

                  N. Asset Agreement. Parent will have received the Asset Agreement executed by all parties thereto and all conditions to Closing and closing deliveries thereto will be satisfied or made as the case may be.

                  O. Real Property Agreement. Parent will have received the Real Property Agreement executed by all parties thereto and all conditions to Closing and closing deliveries thereto will be satisfied or made as the case may be.

                  P. Opinion of Counsel. Parent will have received a legal opinion from Seller's counsel, in form and substance satisfactory to Parent and Parent's counsel to the effect that Section 9 of the Indemnification Agreement, with respect to the availability of the assets of Hammonds' Wife and the Hammonds Management Trust to satisfy the indemnification obligations identified therein, is enforceable under Texas law.

                                  ARTICLE VIII
                                     CLOSING

         8.1 Selling Parties' Obligations. In addition to any other documents required to be delivered by Selling Parties at Closing, Selling Parties will deliver to Parent at Closing the following documents, all in form and substance reasonably satisfactory in all respects to Parent and its counsel:

                  A. Deed. A Special Warranty Deed ("DEED") for each parcel comprising the Real Property owned by Seller in fee, in form substantially similar to EXHIBIT G hereto, and an Assignment and Assumption Agreement ("ASSUMPTION AGREEMENT") for each parcel comprising the Real Property in which Seller has an optionee's interest, in form substantially similar to EXHIBIT H hereto, subject to no defects, exceptions, easements, encumbrances, covenants, conditions, restrictions, mining claims or liens, except the Approved Title Exceptions.

                  B. FIRPTA Affidavit. An Affidavit, signed and acknowledged by Seller under penalties of perjury, certifying that Seller is not a nonresident alien, foreign corporation, foreign partnership, foreign trust, foreign estate, or other foreign person within the meaning of
         Section 1445 and 7701 of the Internal Revenue Code of 1986, as amended, and the associated Treasury Regulations.

                  C. Bill of Sale. An executed Bill of Sale and Assumption Agreement ("BILL OF SALE") dated as of the Closing Date, conveying to Buyer all of Selling Parties' right, title, and interest in and to the Acquired Assets in the form attached hereto as EXHIBIT I will have been delivered by each Selling Party.

                  D. Acquired Contracts. Executed assignments of all Acquired Contracts (with consents if required) (the "CONTRACT ASSIGNMENTS").

                  E. Lease Assignments. Lease assignments (the "LEASE ASSIGNMENTS") with respect to each parcel of real estate or any item of personal property which is leased by Seller and which is to be assumed by Buyer hereunder, properly executed and acknowledged by Seller, and accompanied by all consents and estoppels of lessors required by this Agreement and the Property Leases and other leases being assigned.

                  F. Permits. Executed assignments of all assignable Permits issued to Seller by any Governmental Authority or vendor, to the extent assignable.

                  G. Books and Records. All books, records, and other data relating to the Hammonds Business and/or Acquired Assets.

                  H. Resolutions. Copies of the texts of the resolutions by which the corporate action on the part of Seller and its partners necessary to approve this Agreement and the transactions contemplated hereby were taken and certificates executed on behalf of Seller by its corporate secretary certifying to Parent and Buyer that such copies are true, correct and complete copies of such corporate action or resolutions and that such corporate action and resolutions were duly adopted and have not been amended or rescinded.

                  I. Legal Opinion. Parent and Buyer will have received an opinion from Sack & Harris, P.C., addressed to Parent and Buyer, in a form reasonably acceptable to Parent and its counsel.

                  J. Consents. The consents contemplated by Section 7.2.

                  K. Title Policies and Title Binders. The Title Policies and Title Binders contemplated by the Real Property Agreement.

                  L. Other Documents. Such other documents as Parent or Buyer or its counsel or any lender of Parent or Buyer may reasonably request in order to effectuate the transactions contemplated under this Agreement.

         8.2 Parent's or Buyer's Obligations. Parent or Buyer will deliver to Seller at Closing the following, all in form and substance reasonably satisfactory in all respects to Seller and Seller's counsel:

                  A. Purchase Price. The Purchase Price contemplated by Section 2.5, to the extent payable at Closing.

                  B. Other Documents. Such other documents as Seller or Seller's counsel may reasonably request in order to effectuate the transactions contemplated under this Agreement.

         8.3 Transfer Fees, Title Costs, and Closing Costs and Other Fees; Prorations.

                  A. Title Policy Fees. Seller will pay the standard form premium for each Title Policy and Parent and Buyer will pay the costs of extended coverage and special endorsements as set forth in Section
         5.2 of the Real Property Agreement.

                  B. Documentary Taxes and Transfer Taxes. Selling Parties will pay any documentary transfer tax, stamp tax, real estate conveyance tax or similar tax or fee due and payable in connection with this transaction.

                  C. Recording and Other Fees. Recording fees for each Deed, rollup or catch up tax, if any, will be paid by Selling Parties. Selling Parties will also pay all fees and expenses, including assumption and transfer fees actually incurred by Selling Parties in obtaining any consents and approvals required to be obtained by Selling Parties under this Agreement or otherwise in consummating the transactions contemplated by this Agreement.

                  D. Prorations.

                           (1) Taxes and Assessments. Real estate ad valorem
                  taxes and general and special assessments, utilities, rents, and payments on Acquired Contracts will be prorated as of the Closing Date, based upon the most current information then available. If, at the Closing, actual tax or assessment information is not available, then, following the Closing and within 20 days of receipt by either Parent, Buyer or Selling Parties of the actual tax or assessment information, Parent, Buyer and Selling Parties will re-prorate real estate taxes and assessments among themselves and make any necessary adjusting payments.

                           (2) Basis of Prorations. All prorations and/or
                  adjustments called for in this Agreement will be made on the basis of a 30-day month unless otherwise specifically instructed in writing by Seller and Parent.

                  E. Taxes. Selling Parties will pay any sales or similar taxes or assessments relating to the sale of the Acquired Assets by Seller to Buyer.

                  F. Other Fees. Subject to Section 6.2 and except as otherwise specifically provided in this Agreement, each party will bear its own legal and accounting fees and other expenses relating to the transactions contemplated by this Agreement.

                                   ARTICLE IX
                            SURVIVAL AND INDEMNITIES

         9.1 Survival of Representations and Warranties. Regardless of any investigation at any time made by or on behalf of any party hereto, or of any information any party may have in respect thereof, all representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby will survive the Closing and execution, delivery, and recordation of the Special Warranty Deed for a period of [*]. Notwithstanding the foregoing, any claims based upon or arising out of fraud or intentional misstatement will survive until [*].

         9.2 Nature of Statements. All statements contained herein, in any Schedule or Exhibit hereto, or in any certificate or other written instrument delivered by or on behalf of Seller, Parent or Buyer pursuant to this Agreement, or in connection with the transactions contemplated hereby, will be deemed representations and warranties by Seller, Parent or Buyer, as the case may be.

         9.3 Arbitration. Except as provided in Section 2.5, any other dispute, controversy or claim, whether contractual or non-contractual, between Parent, Buyer and Seller arising directly or indirectly out of or connected with this Agreement, relating to the breach or alleged breach of any representation, warranty, agreement, or covenant under this Agreement or otherwise relating to this Agreement, unless mutually settled by Parent, Buyer and Seller, will be resolved in accordance with the Dispute Resolution Procedures attached as EXHIBIT D.

         9.4 Indemnification Agreement. Except as provided in Article X, the sole remedies for breach of this Agreement, the Real Property Agreement, or the Asset Agreement are specified in the Indemnification Agreement.

                                   ARTICLE X
                              TERMINATION/REMEDIES

         10.1 Termination. This Agreement will be considered terminated at any time:

                  A. By mutual written consent of duly authorized officers of Parent and Buyer and Seller;

                  B. By Buyer, pursuant to Section 5.2 of the Real Property Agreement; or

                  C. By either Parent and Buyer or Seller if the other party breaches any of its material representations, warranties, or covenants contained herein.

                  D. After June 30, 2002, if not closed by then, unless extended pursuant to Section 7.2I(4) or by either party in the event of a breach by the other party, to give such party an opportunity to cure.


[*] Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

         10.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 10.1, this Agreement will become void and there will be no liability or further obligation hereunder on the part of Parent, Buyer or Seller or their respective shareholders, members, officers, or directors, except (i) each party will remain obligated for its obligations under
Section 6.5 for a period of one year, and (ii) each party will remain obligated for its obligations set forth in Section 6.2, to the extent applicable.

         10.3 Specific Performance.

                  A. Subject to Section 10.3B, the parties to this Agreement will have the right to obtain specific performance of the other parties' obligations to close in the event that such parties fail to close this Agreement in accordance with the provisions of Section 2.1. The party who is entitled to specific performance must file and serve an action within 10 business days of the Closing Date or waive any right to seek specific performance.

                  B. The right to the Break-Up Fee under Section 6.2 and the right to specific performance under Section 10.3A will be mutually exclusive, and a party may seek to enforce only one such right or remedy, all others being waived upon such election.

                                   ARTICLE XI
                               GENERAL PROVISIONS

         11.1 Notices. All notices, consents, and other communications hereunder will be in writing and deemed to have been duly given when (a) delivered by hand, (b) sent by telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, postage pre-paid return receipt requested, or (c) when received by the addressee, if sent by Express Mail, Federal Express, or other express delivery service (postage pre-paid return receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate as to itself by notice to the other):

                  If to Buyer:              Meritage Corporation
                                            6613 North Scottsdale Road,
                                            Suite 200
                                            Scottsdale, Arizona 85250
                                            Phone: (602) 998-8700
                                            FAX:  (602) 998-9162
                                            Attn: Chief Financial Officer

                  With a copy to:           Snell & Wilmer L.L.P.
                                            One Arizona Center
                                            Phoenix, Arizona 85004-0001
                                            Phone: (602) 382-6252
                                            FAX:  (602) 382-6070
                                            Attn: Steven D. Pidgeon, Esq.

                  If to Selling Parties     Hammonds Homes, Ltd.
                                            7171 Highway 6 North
                                            Suite 201
                                            Houston, TX 77095
                                            Attn:  Ronnie D. Hammonds

                  With a copy to:           Sack & Harris, P.C.
                                            8270 Greensboro Drive, Suite 630
                                            McLean, Virginia 22101
                                            Attn: James Sack, Esq.


         11.2 Counterparts. The Agreements, as defined in Section 11.17, may be executed in any number of counterparts, and each counterpart will constitute an original instrument, but all such separate counterparts will constitute one and the same agreement.

         11.3 Governing Law. The validity, construction, and enforceability of this Agreement will be governed in all respects by the laws of the State of Texas, without regard to its conflict of laws rules.

         11.4 Assignment. This Agreement will not be assigned by operation of law or otherwise, except that Buyer may assign all or any portion of its rights under this Agreement to any wholly owned subsidiary, but no such assignment will relieve Parent or Buyer or their successors of their primary liability for all obligations of Parent or Buyer hereunder, and except that this Agreement may be assigned by operation of law to any corporation or entity with or into which Parent or Buyer may be merged or consolidated or to which Parent or Buyer transfer all or substantially all of their assets, and such corporation or entity assumes this Agreement and all obligations and undertakings of Parent or Buyer, as the case may be, hereunder. Any assignment in violation of the provisions of this Agreement will be null and void.

         11.5 Gender and Number. The masculine, feminine, or neuter pronouns used herein will be interpreted without regard to gender, and the use of the singular or plural will be deemed to include the other whenever the context so requires.

         11.6 Schedules and Exhibits. The Schedules and Exhibits referred to in this Agreement and attached to this Agreement are incorporated in this Agreement by such reference as if fully set forth in the text of this Agreement.

         11.7 Waiver of Provisions. The terms, covenants, representations, warranties, and conditions of this Agreement may be waived only by a written instrument executed by the party waiving compliance. The failure of any party at any time to require performance of any provisions hereof will, in no manner, affect the right at a later date to enforce the same. No waiver by any party of any condition, or breach of any provision, term, covenant, representation, or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, will be deemed to be or construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation, or warranty of this Agreement.

         11.8 Costs. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties will be entitled to recover reasonable attorneys' fees, accounting fees, and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

         11.9 Amendment. This Agreement may not be amended except by an instrument in writing approved by the parties to this Agreement and signed on behalf of each of the parties hereto.

         11.10 Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired, or invalidated and the court will modify this Agreement or, in the absence thereof, the parties will negotiate in good faith to modify this Agreement to preserve each party's anticipated benefits under this Agreement.

         11.11 Binding Effect. Subject to the provisions and restrictions of
Section 11.4, the provisions of this Agreement are binding upon and will inure to the benefit of the parties and their respective heirs, personal representatives, successors and assigns. No person shall become a third party beneficiary of this Agreement.

         11.12 Construction. References in this Agreement to "Sections", "Articles", "Exhibits", and "Schedules" are to the Sections and Articles in, and the Exhibits and Schedules to, this Agreement, unless otherwise noted.

         11.13 Time Periods. Except as expressly provided for in this Agreement, the time for performance of any obligation or taking any action under this Agreement will be deemed to expire at 5:00 o'clock p.m. (Phoenix, Arizona time) on the last day of the applicable time period provided for in this Agreement. If the time for the performance of any obligation or taking any action under this Agreement expires on a Saturday, Sunday or legal holiday, the time for performance or taking such action will be extended to the next succeeding day which is not a Saturday, Sunday or legal holiday.

         11.14 Headings. The headings of this Agreement are for purposes of reference only and will not limit or define the meaning of any provision of this Agreement.

         11.15 Commission. Upon the Closing of the transactions contemplated hereby, Seller will pay a commission to Michael P. Kahn & Associates, LLC in the amount due.

         11.16 Access to Records. Buyer will provide Seller with reasonable access to books, records, and documents transferred to Buyer pursuant to Section
1.2 of the Asset Agreement for a period of three years or such longer period of time as Seller may need for tax purposes from the Closing Date, provided Seller notifies Buyer of such extended requirement within 90 days of the end of the three-year period, at which time Seller will have the opportunity to reclaim such books, records, and documents (or copies thereof if still used by Buyer) with the assistance of Buyer. Buyer will use reasonable efforts to assist Seller in locating requested documents but will not be responsible for the failure to locate such documents.

         11.17 Entire Agreement. This Agreement, the Asset Agreement, the Real Property Agreement and the Indemnification Agreement, and all certificates, schedules and other documents attached to or deliverable under such agreements (collectively, the "AGREEMENTS") constitute the entire agreement, including with respect to representations and warranties, between the parties pertaining to the subject matter contained in the Agreements. All prior and contemporaneous agreements, representations and understandings of the parties, oral or written, are superseded by and merged in the Agreements. No supplement, modification or amendment of the Agreements will be binding unless in writing and executed by the parties to the Agreements.

         11.18 Enforcement of Rights. Parent's and Buyer's rights under, and the remedies to enforce, this Agreement are joint and several as to the Selling Parties. Parent and Buyer are completely free to enforce any or all of their rights under this Agreement against any of the Selling Parties with or without the concurrence or joinder of any other Selling Party.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first written above by their respective officers thereunder duly authorized.

                            MERITAGE CORPORATION,
                            a Maryland corporation

                            /s/ John R. Landon
                            ---------------------------------
                            By:   John R. Landon
                            Its:  Co-Chief Executive Officer


                            MTH HOMES-TEXAS, L.P.,
                            a Texas limited partnership

                            By:   MTH-Texas GP II, Inc., an Arizona corporation
                            Its:  General Partner

                            /s/ John R. Landon
                            ---------------------------------
                            By:   John R. Landon
                            Its:  President


                            HAMMONDS HOMES, LTD.,
                            a Texas limited partnership

                            By:   Hammonds Homes I, LLC, a Texas limited
                                  liability company
                            Its:  General Partner

                            By:   Hammonds Management Trust
                            Its:  sole Member

                            /s/ Ronnie D. Hammonds
                            ---------------------------------
                            By:   Ronnie D. Hammonds
                            Its:  Trustee

                      [SIGNATURE PAGE TO MASTER AGREEMENT]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first written above by their respective officers thereunder duly authorized.

                            HAMMONDS HOMES I, LLC,
                            a Texas limited liability company

                            By:   Hammonds Management Trust
                            Its:  sole Member

                            /s/  Ronnie D. Hammonds
                            ---------------------------------
                            By:   Ronnie D. Hammonds
                            Its:  Trustee

                            CRYSTAL CITY LAND & CATTLE, LTD.,
                            a Texas limited partnership

                            By:   Crystal City I, LLC, a Texas limited
                                  liability company
                            Its:  General Partner

                            By:   Hammonds Management Trust
                            Its:  sole Member

                            /s/  Ronnie D. Hammonds
                            ---------------------------------
                            By:   Ronnie D. Hammonds
                            Its:  Trustee

                            CRYSTAL CITY I, LLC,
                            a Texas limited liability company

                            By:   Hammonds Management Trust
                            Its:  sole Member

                            /s/  Ronnie D. Hammonds
                            ---------------------------------
                            By:   Ronnie D. Hammonds
                            Its:  Trustee

                            RONNIE D. HAMMONDS

                            /s/  Ronnie D. Hammonds
                            ---------------------------------


                      [SIGNATURE PAGE TO MASTER AGREEMENT]

EXHIBIT A

                                 ASSET AGREEMENT

                    AGREEMENT OF PURCHASE AND SALE OF ASSETS

                                  BY AND AMONG

                              MERITAGE CORPORATION,

                             MTH HOMES-TEXAS, L.P.,

                              HAMMONDS HOMES, LTD.,

                        CRYSTAL CITY LAND & CATTLE, LTD.,

                             HAMMONDS HOMES I, LLC,

                              CRYSTAL CITY I, LLC,

                                       AND

                               RONNIE D. HAMMONDS

                               Dated June 12, 2002

                    AGREEMENT OF PURCHASE AND SALE OF ASSETS

         This AGREEMENT OF PURCHASE AND SALE OF ASSETS (the "AGREEMENT") is made as of June 12, 2002, by and among MERITAGE CORPORATION, a Maryland corporation ("MERITAGE or PARENT"); MTH HOMES-TEXAS, L.P., a Texas limited partnership ("BUYER"); CRYSTAL CITY LAND & CATTLE, LTD., a Texas limited partnership ("CRYSTAL CITY"); HAMMONDS HOMES, LTD., a Texas limited partnership ("HAMMONDS HOMES," and collectively with Crystal City, the "SELLER"); HAMMONDS HOMES I, LLC, a Texas limited liability company ("HAMMONDS GP"); CRYSTAL CITY I, LLC, a Texas limited liability company ("CRYSTAL GP," and collectively with Hammonds GP, the "GENERAL PARTNERS"); and RONNIE D. HAMMONDS, an individual ("HAMMONDS"). Collectively, Seller, General Partners, and Hammonds will be referred to herein as "SELLING PARTIES."

                                    RECITALS

         1. Pursuant to this Agreement, Buyer will acquire all or substantially all of the non-real property assets of the Hammonds Business.

         2. Although not a condition to Closing, Parent and Buyer anticipate financing the acquisition of the non-real property assets of the Hammonds Business using the proceeds of a public offering of Parent's common stock under its recently filed Form S-3 Registration Statement.

         3. The parties to this Agreement have concurrently entered into a Master Transaction Agreement ("MASTER AGREEMENT"), Agreement of Purchase and Sale of Real Property ("REAL PROPERTY AGREEMENT"), and Indemnification Agreement, all described in the Master Agreement. All capitalized terms contained herein but not otherwise defined will have the meaning ascribed to it in the Master Agreement.

         In consideration of the covenants and mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in reliance upon the representations and warranties contained herein, the parties agree as follows:

                                    ARTICLE I

                           PURCHASE AND SALE OF ASSETS

         1.1 Agreement. This Agreement, together with the Master Agreement and Indemnification Agreement, each incorporated herein by reference, will constitute a binding contract on the part of Seller to sell and Buyer to purchase certain assets of the Hammonds Business unrelated to real property.

         1.2 Assets to be Purchased. Upon the terms and subject to the conditions set forth herein and in the Master Agreement, and in reliance on the respective representations and warranties of the parties contained herein and in the Master Agreement, at the Closing, Seller agrees to sell, convey, grant, assign, and transfer to Buyer and Buyer agrees to purchase and acquire from Seller all of the Assets, held by Seller. The term "ASSETS" will mean:

         A. All assets disclosed on the Closing Balance Sheet, except for the Real Property Assets (as defined in the Real Property Agreement);

         B. Any cash and cash equivalents (subject to Section 2.5A of the Master Agreement), current assets, accounts receivable and notes receivable;

         C. All prepaid expenses, the right to refunds, buyins or deposits relating to utilities and infrastructure improvements, deposits or assets relating to performance bonds, a list and description of which is set forth on
SCHEDULE 1.2;

         D. All equipment, furniture, furnishings, inventory, machinery, software, supplies, tools, vehicles, and other personal property owned or leased by Seller, in connection with the Hammonds Business and as listed and described on SCHEDULE 1.2;

         E. All rights and benefits in all (1) processes, know-how, technical data, and other trade secrets; (2) sales forms and promotional and advertising materials; (3) copyrights, patents, trademarks, and applications, registrations, and renewals with respect thereto; (4) customer, supplier and contractor lists,
(5) software licensing and equipment rental agreements associated with computers or data processing, and (6) goodwill associated therewith. Additionally, Seller hereby grants to Buyer an exclusive perpetual license to use the names "Hammonds Homes," "Hammonds Homes and Design," "Texas Big and Design," and "Texas Big" and all variations of or derivations from such names and any and all logos used in connection therewith; PROVIDED, HOWEVER, that the license will terminate if Parent and Buyer do not use the name for at least two years. The foregoing is hereinafter referred to as the "INTELLECTUAL PROPERTY;"

         F. All of the books, instruments, papers, and records of whatever nature and wherever located, whether in written form or another storage medium, including without limitation (1) accounting and financial records; (2) property records and reports; (3) environmental records and reports; (4) personnel and labor relations records; and (5) property, sales, or transfer tax records and returns; PROVIDED, HOWEVER, that such books, instruments, papers, and records will exclude any documents relating exclusively to the Excluded Assets;

         G. To the extent transferable, all the right, title, and interest in all approvals, authorizations, certificates, consents, franchises, licenses, permits, rights, variances, subdivision maps, plans, entitlements, and waivers acquired, being acquired, applied for, or used, and all agreements with, and any waivers, licenses, permits, and approvals from or to any governmental or quasi-governmental agency, department, board, commission, bureau or any other entity or instrumentality, and other authorities in the nature thereof, all as related to the Assets, a list and description of which is set forth on SCHEDULE 1.2;

         H. All rights and benefits in, to and under all vendor, supplier and equipment lessor agreements concerning any supplies, services, equipment and furniture utilized for office purposes; and

         I. The interests in the projects (and related joint venture, partnership, or other interests).

         1.3 Purchase Price. The Purchase Price to be paid by Buyer for the Assets will be as provided in Section 2.5 of the Master Agreement.

         1.4 Closing. Articles VII and VIII of the Master Agreement are incorporated herein by reference as applicable.

                                   ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF PARENT AND BUYER

         2.1 Incorporation by Reference. The representations and warranties contained in Article III of the Master Agreement are incorporated herein by reference.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                               OF SELLING PARTIES

         3.1 Incorporation by Reference. The representations and warranties contained in Article IV of the Master Agreement are incorporated herein by reference.

                                   ARTICLE IV

                              ADDITIONAL AGREEMENTS

         4.1 Additional Agreements. Subject to the terms and conditions herein provided, each of the parties hereto agrees to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper, or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, including obtaining all necessary waivers, consents, and approvals and effecting all necessary registrations and filings and submissions of information requested by governmental authorities. Seller agrees that it, at any time before or after the Closing, will execute, acknowledge, and deliver any further deeds, assignments, conveyances, and other assurances, documents, and instruments of transfer reasonably requested by Parent, and will take any other action consistent with the terms of this Agreement that may reasonably be requested by Parent, for the purpose of assigning, transferring, granting, conveying, and confirming to Buyer, or reducing to possession, any or all property to be conveyed and transferred by this Agreement. If requested by Parent or Buyer, Seller further agrees to prosecute or otherwise enforce in its name for the benefit of Parent or Buyer, any claims, rights, or benefits that are transferred to Buyer by this Agreement and that require prosecution or enforcement in its name. After the Closing and for a period of six months, the parties will cooperate in good faith and use commercially reasonable efforts to resolve any issues that may arise in the transition of the Hammonds Business.

                                    ARTICLE V

                               GENERAL PROVISIONS

         5.1 Notices. All notices, consents, and other communications hereunder will be in writing and deemed to have been duly given when (a) delivered by hand, (b) sent by telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, postage pre-paid return receipt requested, or (c) when received by the addressee, if sent by Express Mail, Federal Express, or other express delivery service (postage pre-paid return receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate as to itself by notice to the other):

                  If to Buyer:           Meritage Corporation
                                         6613 North Scottsdale Road,
                                         Suite 200
                                         Scottsdale, Arizona 85250
                                         Phone: (602) 998-8700
                                         FAX:  (602) 998-9162
                                         Attn: Chief Financial Officer

                  With a copy to:        Snell & Wilmer L.L.P.
                                         One Arizona Center
                                         Phoenix, Arizona 85004-0001
                                         Phone: (602) 382-6252
                                         FAX:  (602) 382-6070
                                         Attn: Steven D. Pidgeon, Esq.

                  If to Seller:          Hammonds Homes, Ltd.
                                         7171 Highway 6 North
                                         Suite 201
                                         Houston, TX 77095
                                         Attn:  Ronnie D. Hammonds

                  With a copy to:        Sack & Harris, P.C.
                                         8270 Greensboro Drive, Suite 630
                                         McLean, Virginia 22101
                                         Attn: James Sack, Esq.


         5.2 Counterparts. This Agreement may be executed in any number of counterparts, and each counterpart will constitute an original instrument, but all such separate counterparts will constitute one and the same agreement.

         5.3 Governing Law. The validity, construction, and enforceability of this Agreement will be governed in all respects by the laws of the State of Texas, without regard to its conflict of laws rules.

         5.4 Assignment. This Agreement will not be assigned by operation of law or otherwise, except that Parent or Buyer may assign all or any portion of their rights under this Agreement to any wholly owned subsidiary, parent, or sister entity, but no such assignment will relieve Buyer or its successor of its primary liability for all obligations of Buyer hereunder, and except that this Agreement may be assigned by operation of law to any corporation or entity with or into which Buyer may be merged or consolidated or to which Buyer transfer all or substantially all of their assets, and such corporation or entity assumes this Agreement and all obligations and undertakings of Buyer hereunder. Any assignment in violation of the provisions of this Agreement will be null and void.

         5.5 Gender and Number. The masculine, feminine, or neuter pronouns used herein will be interpreted without regard to gender, and the use of the singular or plural will be deemed to include the other whenever the context so requires.

         5.6 Schedules and Exhibits. The Schedules and Exhibits referred to in this Agreement and attached to this Agreement are incorporated in this Agreement by such reference as if fully set forth in the text of this Agreement.

         5.7 Waiver of Provisions. The terms, covenants, representations, warranties, and conditions of this Agreement may be waived only by a written instrument executed by the party waiving compliance. The failure of any party at any time to require performance of any provisions hereof will, in no manner, affect the right at a later date to enforce the same. No waiver by any party of any condition, or breach of any provision, term, covenant, representation, or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, will be deemed to be or construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation, or warranty of this Agreement.

         5.8 Costs. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties will be entitled to recover reasonable attorneys' fees, accounting fees, and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

         5.9 Amendment. This Agreement may not be amended except by an instrument in writing approved by the parties to this Agreement and signed on behalf of each of the parties hereto.

         5.10 Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired, or invalidated and the court will modify this Agreement or, in the absence thereof, the parties will negotiate in good faith to modify this Agreement to preserve each party's anticipated benefits under this Agreement.

         5.11 Binding Effect. Subject to the provisions and restrictions of
Section 5.4, the provisions of this Agreement are binding upon and will inure to the benefit of the parties and their respective heirs, personal representatives, successors and assigns.

         5.12 Construction. References in this Agreement to "Sections," "Articles," "Exhibits," and "Schedules" are to the Sections and Articles in, and the Exhibits and Schedules to, this Agreement, unless otherwise noted.

         5.13 Time Periods. Except as expressly provided for in this Agreement, the time for performance of any obligation or taking any action under this Agreement will be deemed to expire at 5:00 o'clock p.m. (Phoenix, Arizona time) on the last day of the applicable time period provided for in this Agreement. If the time for the performance of any obligation or taking any action under this Agreement expires on a Saturday, Sunday or legal holiday, the time for performance or taking such action will be extended to the next succeeding day which is not a Saturday, Sunday or legal holiday.

         5.14 Headings. The headings of this Agreement are for purposes of reference only and will not limit or define the meaning of any provision of this Agreement.

         5.15 Entire Agreement. This Agreement, the Real Property Agreement, the Master Agreement, and the Indemnification Agreement and all certificates, schedules and other documents attached to or deliverable under such agreements (collectively, the "AGREEMENTS") constitute the entire agreement, including with respect to representations and warranties, between the parties pertaining to the subject matter contained in the Agreements. All prior and contemporaneous agreements, representations and understandings of the parties, oral or written, are superseded by and merged in the Agreements. No supplement, modification or amendment of the Agreements will be binding unless in writing and executed by the parties to the Agreements.

         5.16 Arbitration. Any disputes arising hereunder will be resolved pursuant to the dispute resolution provisions of EXHIBIT D to the Master Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first written above by their respective officers thereunder duly authorized.

                            MERITAGE CORPORATION,
                            a Maryland corporation


                            --------------------------------
                            By:   John R. Landon
                            Its:  Co-Chief Executive Officer

                            MTH HOMES-TEXAS, L.P.,
                            a Texas limited partnership

                            By:   MTH-Texas GP II, Inc., an Arizona corporation
                            Its:  General Partner


                            --------------------------------
                            By:   John R. Landon
                            Its:  President

                            HAMMONDS HOMES, LTD.,
                            a Texas limited partnership

                            By:   Hammonds Homes I, LLC, a Texas limited
                                  liability company
                            Its:  General Partner

                            By:   Hammonds Management Trust
                            Its:  sole Member


                            --------------------------------
                            By:   Ronnie D. Hammonds
                            Its:  Trustee

                       [SIGNATURE PAGE TO ASSET AGREEMENT]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first written above by their respective officers thereunder duly authorized.

                              HAMMONDS HOMES I, LLC,
                              a Texas limited liability company

                              By: Hammonds Management Trust
                              Its: sole Member


                              ___________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                              CRYSTAL CITY LAND & CATTLE, LTD.,
                              a Texas limited partnership

                              By: Crystal City I, LLC, a Texas limited
                                  liability company
                              Its: General Partner

                              By: Hammonds Management Trust
                              Its: sole Member

                              ___________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                              CRYSTAL CITY I, LLC,
                              a Texas limited liability company

                              By: Hammonds Management Trust
                              Its: sole Member

                              ___________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                              RONNIE D. HAMMONDS

                              ___________________________________________




                      [SIGNATURE PAGE TO ASSET AGREEMENT]

EXHIBIT B

                             REAL PROPERTY AGREEMENT

                 AGREEMENT OF PURCHASE AND SALE OF REAL PROPERTY

                                  BY AND AMONG

                              MERITAGE CORPORATION,

                             MTH HOMES-TEXAS, L.P.,

                              HAMMONDS HOMES, LTD.,

                        CRYSTAL CITY LAND & CATTLE, LTD.,

                             HAMMONDS HOMES I, LLC,

                              CRYSTAL CITY I, LLC,

                                       AND

                               RONNIE D. HAMMONDS


                               Dated June 12, 2002

                 AGREEMENT OF PURCHASE AND SALE OF REAL PROPERTY

         This AGREEMENT OF PURCHASE AND SALE OF REAL PROPERTY (the "AGREEMENT") is made as of June 12, 2002, by and among MERITAGE CORPORATION, a Maryland corporation ("MERITAGE or PARENT"); MTH HOMES-TEXAS, L.P., a Texas limited partnership ("BUYER"); CRYSTAL CITY LAND & CATTLE, LTD., a Texas limited partnership ("CRYSTAL CITY"); HAMMONDS HOMES, LTD., a Texas limited partnership ("HAMMONDS HOMES," and collectively with Crystal City, the "SELLER"); HAMMONDS HOMES I, LLC, a Texas limited liability company ("HAMMONDS GP"); CRYSTAL CITY I, LLC, a Texas limited liability company ("CRYSTAL GP," and collectively with Hammonds GP, the "GENERAL PARTNERS"); and RONNIE D. HAMMONDS, an individual ("HAMMONDS"). Collectively, Seller, General Partners, and Hammonds will be referred to herein as "SELLING PARTIES."

                                    RECITALS

         1. Pursuant to this Agreement, Buyer will acquire all or substantially all of the real property assets of the Hammonds Business.

         2. Although not a condition to Closing, Parent and Buyer anticipate financing the acquisition of the real property assets of the Hammonds Business using the proceeds of a public offering of Parent's common stock under its recently filed Form S-3 Registration Statement.

         3. The parties to this Agreement have concurrently entered into a Master Transaction Agreement ("MASTER AGREEMENT"), Agreement of Purchase and Sale of Assets ("ASSET AGREEMENT"), and Indemnification Agreement, all described in the Master Agreement. All capitalized terms contained herein but not otherwise defined will have the meaning ascribed to them in the Master Agreement.

         In consideration of the covenants and mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in reliance upon the representations and warranties contained herein, the parties agree as follows:

                                    ARTICLE I
                       PURCHASE AND SALE OF REAL PROPERTY

         1.1 Agreement. This Agreement, together with the Master Agreement and Indemnification Agreement, each incorporated herein by reference, will constitute a binding contract on the part of Seller to sell and Buyer to purchase certain real property assets of the Hammonds Business.

         1.2 Real Property Assets to be Purchased. Upon the terms and subject to the conditions set forth herein and in the Master Agreement, and in reliance on the respective representations and warranties of the parties contained herein and in the Master Agreement, at the Closing, Seller agrees to sell, convey, grant, assign, and transfer to Buyer and Buyer agrees to purchase and acquire from Seller all of the Real Property Assets. The "REAL PROPERTY ASSETS" will include, but are not limited to the following:

                  A. All real property assets, whether or not disclosed on the Closing Balance Sheet, including all (1) land and buildings, fixtures, and improvements located thereon or attached thereto; (2) lots under development and finished lots, and all houses under development, completed homes, and model homes (collectively, those assets under Clauses (1) and (2) are the "OWNED REAL PROPERTY"); (3) leases, purchase contracts, and option agreements for the purchase of lots or land for development and related escrow instructions and deposits (the "OPTIONED REAL PROPERTY"); and (4) easements, franchises, licenses, permits, and rights-of-way appurtenant to or otherwise benefiting, and all development rights, mineral rights, water rights, utility capacity reservations, and other rights and appurtenances affecting or pertaining to, the items described in Clauses (1), (2) and
         (3) (collectively, with the Owned Real Property and the Optioned Real Property, the "REAL PROPERTY"). SCHEDULE 5.2 as referenced in Section
         5.2 sets forth the Title Binder or a listing of the Title Binders in respect of the Real Property;

                  B. All rights and benefits in, to and under all (1) the contracts referred to in A(3) above (2) sale agreements or other contracts and related escrow instructions and escrow deposits relating to the sale of lots, homes or other aspects of the Real Property; (3) contracts with suppliers, materialmen, contractors, subcontractors and others furnishing any work or materials to or for any of the Real Property; (4) reimbursement and indemnity agreements pertaining to or of any improvement, performance, payment, maintenance, fidelity, lien release, or other bonds, undertakings or similar sureties; (5) contracts with architects, designers, engineers, planners, environmental consultants, surveyors, and other consultants; (6) commission, listing and brokerage agreements; (7) office and storage leases; (8) management service and construction supervisor contracts or agreements; and (9) model home furniture, fixtures and equipment leases and any model home lease or sale agreements (collectively, the "ACQUIRED CONTRACTS"). SCHEDULE 1.2 sets forth a listing of the Acquired Contracts;

                  C. All rights and benefits in all (1) architectural, building, and engineering designs, drawings, specifications, and plans;
         (2) all proprietary information or rights including any and all plans, and other project related information of prior and currently active real estate projects; (3) copyrights, patents, trademarks, and applications, registrations, and renewals with respect thereto; and (4) goodwill associated therewith. The foregoing is hereinafter referred to as the "INTELLECTUAL PROPERTY;"

                  D. To the extent transferable, all the right, title, and interest in all approvals, authorizations, certificates, consents, franchises, licenses, permits, rights, variances, subdivision maps, plans, entitlements, and waivers acquired, being acquired, applied for, or used, and all agreements with, all environmental, feasibility, archeological, engineering, soils and other reports of tests or inspections in respect of the Real Property and any waivers, licenses, permits, and approvals from or to any governmental or quasi-governmental agency, department, board, commission, bureau or any other entity or instrumentality, and other authorities in the nature thereof, all as related to the Real Property, a list and description of which is set forth on SCHEDULE 1.2; and

                  E. All rights and benefits under any manufacturer's, subcontractor's, supplier's, merchant's, repairmen's, or other third-party warranties, guarantees, and service or replacement programs relating to Assumed Construction Claims.

         1.3 Purchase Price. The purchase price to be paid by Buyer for the Real Property Assets will be as provided in Section 2.5 of the Master Agreement.

         1.4 Closing. Articles VII and VIII of the Master Agreement are incorporated herein by reference as applicable.

                                   ARTICLE II
               REPRESENTATIONS AND WARRANTIES OF PARENT AND BUYER

         2.1 Incorporation by Reference. The representations and warranties contained in Article III of the Master Agreement are incorporated herein by reference.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                               OF SELLING PARTIES

         3.1 Incorporation by Reference. The representations and warranties contained in Article IV of the Master Agreement are incorporated herein by reference.

                                   ARTICLE IV
                      CONDUCT OF SELLER PENDING THE CLOSING

         4.1 Section 5.1 of the Master Agreement is incorporated herein by reference as applicable.

                                    ARTICLE V
                              ADDITIONAL AGREEMENTS

         5.1 Escrow. An escrow for the Real Property portion of this transaction (the "ESCROW") will be established with Stewart Title in Houston and Dallas and Alamo Title in Austin (the "ESCROW AGENT" or "TITLE COMPANY"). The date that the executed copies of this Agreement and Master Agreement are delivered to Escrow Agent is referred to in this Agreement as the "OPENING DATE." This Agreement and the provisions of the Master Agreement referenced herein constitute escrow instructions to Escrow Agent. If Escrow Agent requires the execution of its standard form printed escrow instructions, Seller and Buyer agree to execute those instructions; HOWEVER, those instructions will be construed as applying only to Escrow Agent's engagement. If there are conflicts between the terms of this Agreement or the Master Agreement and the terms of the printed escrow instructions, the terms of this Agreement or the Master Agreement will control.

         5.2      Title Matters.

                  A. Title Binders. SCHEDULE 5.2 sets forth the current preliminary title commitment (Form No. T-7) (a "TITLE BINDER") prepared by Escrow Agent or its title insurer for the status of title to each parcel or parcels of Real Property. SCHEDULE 5.2 also lists each survey (the "SURVEY") of any unsubdivided Real Property, which is acceptable to the Title Company or its title insurer for the issuance of the extended coverage Title Policy for such unsubdivided Real Property in accordance with Section 5.2D of this Agreement.

                  B. Title Supplements. If, prior to Closing, Escrow Agent or its title insurer issues a supplemental Title Binder showing additional exceptions to title, other than exceptions arising due to acts or omissions of Parent or Buyer or as set forth on any prior Title Binder (a "TITLE BINDER SUPPLEMENT"), Parent will have 10 days (a "SUPPLEMENTAL TITLE REVIEW PERIOD") from the date of receipt of the Title Binder Supplement and a copy of each document referred to in the Title Binder Supplement in which to give notice of dissatisfaction as to any additional exceptions to Seller. If Parent is dissatisfied with any additional exceptions shown in the Title Binder Supplement, then Parent may either (i) terminate this Agreement, the Asset Agreement and the Master Agreement, (ii) accept title subject to such additional exceptions or (iii) exclude the Real Property subject to the Title Binder Supplement, in which case the Purchase Price will be adjusted accordingly. If Parent has not notified Seller of its election prior to the close of business on the 10th day following Parent's receipt of the Title Binder Supplement, Parent and Buyer will be deemed to have accepted title subject to such additional exceptions.

                  C. Approved Title Exceptions. Except for the list of title or survey objections shown by Parent or Buyer on SCHEDULE 5.2 (the "DISAPPROVED TITLE EXCEPTIONS"), the exceptions to title disclosed by Schedule B in each Title Binder, and in any Title Binder Supplement accepted by Parent pursuant to Section 5.2B, are referred to in this Agreement as the "APPROVED TITLE EXCEPTIONS." In any event the Disapproved Title Exceptions, whether or not specifically listed on
         SCHEDULE 5.2, will include all monetary liens or encumbrances (other than liens for year 2002 property taxes, existing improvement district liens, specific assessments not due and payable when the Closing occurs or liens relating to debt to be assumed by Buyer as determined by Parent). If, prior to Closing, any of the Disapproved Title Exceptions are not cured by Seller to the reasonable satisfaction of Parent, then Parent may either (i) terminate this Agreement, the Asset Agreement and the Master Agreement, (ii) accept title subject to the Disapproved Title Exceptions, or (iii) exclude the Real Property subject to the Disapproved Title Exceptions, in which case the Purchase Price will be adjusted accordingly. If Parent has not notified Seller of its election prior to the Closing, Parent and Buyer will be deemed to have accepted title subject to the Disapproved Title Exceptions.

                  D. Title Policies. At Closing, Seller will cause the Title Company or its title insurer to provide Parent and Buyer with a standard coverage owner's title policy (a "TITLE POLICY") for subdivided Owned Real Property, and with an extended coverage owner's title insurance policy (also a "TITLE POLICY") for any unsubdivided Owned Real Property, issued by the Title Company or its title insurer effective as of the Closing, naming Buyer as insured in the amount of that portion of the Purchase Price allocated to the Real Property, insuring that the estate or interest described by Schedule A, Section 2, of each Title Binder (or of each Title Binder Supplement acceptable to Parent) to the Real Property is vested in Buyer, subject only to the Approved Title Exceptions, and to any other matters approved in writing by Parent. The cost of a standard form title policy, as well as the costs of the endorsements listed in the following sentence will be paid 50% by Seller and 50% by Buyer or Parent up to an aggregate cost of $150,000 and 100% by Buyer or Parent for costs in excess of $150,000. The Title Policy will include such endorsements issued by the Title Company as Parent may reasonably require, including without limitation a survey endorsement, a patent endorsement, access endorsement, surface water right endorsement and successor interest endorsement, the cost of which endorsements will be borne by Seller. The costs of any other endorsements will be borne by Buyer. Seller, at its expense, will use reasonable good faith efforts to satisfy all of the Title Company's customary requirements for the issuance of such Title Policy and endorsements, other than those, if any, within Buyer's control.

                  E. Title Binders. At Closing, Seller will cause the Title Company or its title insurer to provide Parent and Buyer with Title Binders for all Optioned Real Property, which will include a commitment to issue an owners title policy naming Buyer as the insured in the amount of the purchase price for the Optioned Real Property under its respective contract, insuring that the estate or interest described by Schedule A, Part II, of each Binder (or of each Title Binder Supplement acceptable to the Parent) to the Optioned Real Property will become vested in Buyer, subject only to the Approved Title Exceptions, and to any other matters approved in writing by Parent.

         5.3 Additional Agreements. Subject to the terms and conditions herein provided, each of the parties hereto agrees to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper, or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, including obtaining all necessary waivers, consents, and approvals and effecting all necessary registrations and filings and submissions of information requested by governmental authorities. Seller agrees that they, at any time before or after the Closing, will execute, acknowledge, and deliver any further deeds, assignments, conveyances, and other assurances, documents, and instruments of transfer reasonably requested by Parent, and will take any other action consistent with the terms of this Agreement that may reasonably be requested by Parent, for the purpose of conveying, assigning, transferring, granting, conveying, and confirming to Buyer, or reducing to possession, any or all property to be conveyed and transferred by this Agreement. If requested by Parent or Buyer, Seller further agrees to prosecute or otherwise enforce in their name for the benefit of Parent or Buyer, any claims, rights, or benefits that are transferred to Buyer by this Agreement and that require prosecution or enforcement in its name. After the Closing and for a period of six months, the parties will cooperate in good faith and use commercially reasonable efforts to resolve any issues that may arise in the transition of the Hammonds Business.

                                   ARTICLE VI
                               GENERAL PROVISIONS

         6.1 Notices. All notices, consents, and other communications hereunder will be in writing and deemed to have been duly given when (a) delivered by hand, (b) sent by telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, postage pre-paid return receipt requested, or (c) when received by the addressee, if sent by Express Mail, Federal Express, or other express delivery service (postage pre-paid return receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate as to itself by notice to the other):

            If to Buyer:                        Meritage Corporation
                                                6613 North Scottsdale Road,
                                                Suite 200
                                                Scottsdale, Arizona 85250
                                                Phone: (602) 998-8700
                                                FAX:  (602) 998-9162
                                                Attn: Chief Financial Officer

            With a copy to:                     Snell & Wilmer L.L.P.
                                                One Arizona Center
                                                Phoenix, Arizona 85004-0001
                                                Phone: (602) 382-6252
                                                FAX:  (602) 382-6070
                                                Attn: Steven D. Pidgeon, Esq.

            If to Seller                        Hammonds Homes, Ltd.
                                                7171 Highway 6 North
                                                Suite 201
                                                Houston, TX 77095
                                                Attn:  Ronnie D. Hammonds

            With a copy to:                     Sack & Harris, P.C.
                                                8270 Greensboro Drive, Suite 630
                                                McLean, Virginia 22101
                                                Attn: James Sack, Esq.


         6.2 Counterparts. This Agreement may be executed in any number of counterparts, and each counterpart will constitute an original instrument, but all such separate counterparts will constitute one and the same agreement.

         6.3 Governing Law. The validity, construction, and enforceability of this Agreement will be governed in all respects by the laws of the State of Texas, without regard to its conflict of laws rules.

         6.4 Assignment. This Agreement will not be assigned by operation of law or otherwise, except that Parent or Buyer may assign all or any portion of their rights under this Agreement to any wholly owned subsidiary, parent or sister entities, but no such assignment will relieve Buyer or its successor of its primary liability for all obligations of Buyer hereunder, and except that this Agreement may be assigned by operation of law to any corporation or entity with or into which Buyer may be merged or consolidated or to which Buyer transfers all or substantially all of its assets, and such corporation or entity assumes this Agreement and all obligations and undertakings of Buyer hereunder. Any assignment in violation of the provisions of this Agreement will be null and void.

         6.5 Gender and Number. The masculine, feminine, or neuter pronouns used herein will be interpreted without regard to gender, and the use of the singular or plural will be deemed to include the other whenever the context so requires.

         6.6 Schedules and Exhibits. The Schedules and Exhibits referred to in this Agreement and attached to this Agreement are incorporated in this Agreement by such reference as if fully set forth in the text of this Agreement.

         6.7 Waiver of Provisions. The terms, covenants, representations, warranties, and conditions of this Agreement may be waived only by a written instrument executed by the party waiving compliance. The failure of any party at any time to require performance of any provisions hereof will, in no manner, affect the right at a later date to enforce the same. No waiver by any party of any condition, or breach of any provision, term, covenant, representation, or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, will be deemed to be or construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation, or warranty of this Agreement.

         6.8 Costs. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties will be entitled to recover reasonable attorneys' fees, accounting fees, and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

         6.9 Amendment. This Agreement may not be amended except by an instrument in writing approved by the parties to this Agreement and signed on behalf of each of the parties hereto.

         6.10 Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired, or invalidated and the court will modify this Agreement or, in the absence thereof, the parties will negotiate in good faith to modify this Agreement to preserve each party's anticipated benefits under this Agreement.

         6.11     Binding Effect. Subject to the provisions and restrictions of
Section 6.4, the provisions of this Agreement are binding upon and will inure to the benefit of the parties and their respective heirs, personal representatives, successors and assigns.

         6.12 Construction. References in this Agreement to "Sections," "Articles," "Exhibits," and "Schedules" are to the Sections and Articles in, and the Exhibits and Schedules to, this Agreement, unless otherwise noted.

         6.13 Time Periods. Except as expressly provided for in this Agreement, the time for performance of any obligation or taking any action under this Agreement will be deemed to expire at 5:00 o'clock p.m. (Phoenix, Arizona time) on the last day of the applicable time period provided for in this Agreement. If the time for the performance of any obligation or taking any action under this Agreement expires on a Saturday, Sunday or legal holiday, the time for performance or taking such action will be extended to the next succeeding day which is not a Saturday, Sunday or legal holiday.

         6.14 Headings. The headings of this Agreement are for purposes of reference only and will not limit or define the meaning of any provision of this Agreement.

         6.15 Entire Agreement. This Agreement, the Asset Agreement, the Master Agreement and the Indemnification Agreement and all certificates, schedules and other documents attached to or deliverable under such agreements (collectively, the "AGREEMENTS") constitute the entire agreement, including with respect to representations and warranties, between the parties pertaining to the subject matter contained in the Agreements. All prior and contemporaneous agreements, representations and understandings of the parties, oral or written, are superseded by and merged in the Agreements. No supplement, modification or amendment of the Agreements will be binding unless in writing and executed by the parties to the Agreements.

         6.16 Arbitration. Any disputes arising hereunder will be resolved pursuant to the dispute resolution provisions of EXHIBIT D to the Master Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first written above by their respective officers thereunder duly authorized.

                             MERITAGE CORPORATION,
                             a Maryland corporation

                             ________________________________________
                             By: John R. Landon
                             Its: Co-Chief Executive Officer

                             MTH HOMES-TEXAS, L.P.,
                             a Texas limited partnership

                             By: MTH-Texas GP II, Inc., an Arizona corporation
                             Its: General Partner

                             ________________________________________
                             By: John R. Landon
                             Its: President

                             HAMMONDS HOMES, LTD.,
                             a Texas limited partnership

                             By: Hammonds Homes I, LLC, a Texas limited
                                 liability company
                             Its: General Partner

                             By: Hammonds Management Trust
                             Its: sole Member

                             ________________________________________
                             By: Ronnie D. Hammonds
                             Its: Trustee



                   [SIGNATURE PAGE TO REAL PROPERTY AGREEMENT]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first written above by their respective officers thereunder duly authorized.

                              HAMMONDS HOMES I, LLC,
                              a Texas limited liability company

                              By: Hammonds Management Trust
                              Its: sole Member

                              ________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                              CRYSTAL CITY LAND & CATTLE, LTD.,
                              a Texas limited partnership

                              By: Crystal City I, LLC, a Texas limited
                                  liability company
                              Its: General Partner

                              By: Hammonds Management Trust
                              Its: sole Member

                              ________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                              CRYSTAL CITY I, LLC,
                              a Texas limited liability company

                              By: Hammonds Management Trust
                              Its: sole Member

                              ________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                              RONNIE D. HAMMONDS

                              ________________________________________




                   [SIGNATURE PAGE TO REAL PROPERTY AGREEMENT]

EXHIBIT C

                           INDEMNIFICATION AGREEMENT

                            INDEMNIFICATION AGREEMENT

         THIS AGREEMENT is made as of June 12, 2002, by and among MERITAGE CORPORATION, a Maryland corporation ("MERITAGE or PARENT"); MTH HOMES-TEXAS, L.P., a Texas limited partnership ("BUYER"); CRYSTAL CITY LAND & CATTLE, LTD., a Texas limited partnership ("CRYSTAL CITY"); HAMMONDS HOMES, LTD., a Texas limited partnership ("HAMMONDS HOMES," and collectively with Crystal City, the "SELLER"); HAMMONDS HOMES I, LLC, a Texas limited liability company ("HAMMONDS GP"); CRYSTAL CITY I, LLC, a Texas limited liability company ("CRYSTAL GP," and collectively with Hammonds GP, the "GENERAL PARTNERS"); and RONNIE D. HAMMONDS, an individual (the "HAMMONDS"). Collectively, Seller, General Partners, and Hammonds will be referred to herein as "SELLING PARTIES."

                                    RECITALS:

         A. As of the date hereof, Parent, Buyer and Selling Parties entered into a Master Transaction Agreement (the "MASTER AGREEMENT"), pursuant to which Buyer has agreed to purchase from Seller and Seller has agreed to sell to Buyer the assets of the Hammonds Business. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Master Agreement.

         B. As a material condition to the consummation of the Master Agreement, Selling Parties, Buyer and Parent are willing to enter into this Indemnification Agreement.

                                   AGREEMENT:

         NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Selling Parties, Parent and Buyer agree as follows:

         1. INDEMNIFICATION OF PARENT AND BUYER BY SELLING PARTIES. Subject to the limitations set forth in Section 4 of this Agreement, and without giving effect to materiality, Selling Parties will indemnify and defend Parent and Buyer and their direct and indirect parent companies, subsidiaries, and affiliates, and their respective officers, directors, shareholders, successors and assigns, from and against any and all costs, expenses, losses, damages, fines, penalties, or liabilities (including, without limitation, interest which may be imposed in connection therewith, court costs, litigation expenses, and reasonable attorneys' and accounting fees) (collectively, "Losses") incurred by them, directly or indirectly, with respect to, in connection with, arising from, or alleged to result from, arise out of, or be in connection with:

                  A. A breach by any Selling Party of any representation, warranty, covenant, restriction or agreement made by any Selling Party and contained in the Master Agreement or in any certificate or other document delivered by such parties to Parent or Buyer thereunder;

                  B.       Any Excluded Liabilities; or

                  C. Any other claim, contingency, debt, suit, cause of action, investigation, or proceeding of any kind whatsoever, including those listed on any disclosure schedule


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
         pursuant to the Master Agreement other than Assumed Liabilities, whether instituted or commenced prior to or after the Closing Date and which relates to or arises from the Hammonds Business or Acquired Assets on or before the Closing Date.

         2. INDEMNIFICATION OF SELLING PARTIES BY BUYER AND PARENT. Buyer and Parent each, jointly and severally, will indemnify and defend Selling Parties and their direct and indirect parent companies, subsidiaries and affiliates, and their respective officers, directors, shareholders, successors and assigns from and against any Losses incurred by them, directly or indirectly, with respect to, in connection with, arising from, or alleged to result from, arise out of, or be in connection with:

                  A. A breach by the Buyer of any representation, warranty, covenant, restriction or agreement made by Buyer and contained in the Master Agreement or in any certificate or other document delivered by Buyer to the Selling Parties thereunder;

                  B.       Any Assumed Liabilities;

                  C. Any other claim, contingency, debt, suit, cause of action, investigation, or proceeding of any kind whatsoever instituted or commenced after the Closing Date which relates to or arises from Buyer's operation of the Hammonds Business after the Closing Date (except for any claims arising out of Selling Parties' liabilities to Buyer or obligations to Buyer under the Master Agreement, Asset Agreement or Real Property Agreement).

         3.       PROCEDURE FOR INDEMNIFICATION.

                  A. The party which is entitled to be indemnified hereunder (the "Indemnified Party") shall promptly give notice hereunder to the party required to indemnify (the "Indemnifying Party") after obtaining written notice of any claim as to which recovery may be sought against the indemnifying party because of the indemnity in
         Section 1 and Section 2 hereof and, if such indemnity shall arise from the claim of a third party, shall permit the Indemnifying Party to assume the defense of any such claim and any litigation resulting from such claim, provided that, Parent or Buyer may, in their discretion, undertake, at Seller's cost and expense, the defense of any claim for which Seller is responsible hereunder with respect to any lots, land, rights to purchase lots or land, project or subdivision purchased by Buyer from Seller. Notwithstanding the foregoing, the right to indemnification hereunder shall not be affected by any failure of an Indemnified Party to give such notice, or delay by an Indemnified Party in giving such notice, unless, and then only to the extent that, the rights and remedies of the Indemnifying Party shall have been prejudiced as a result of the failure to give, or delay in giving, such notice. Failure by an Indemnifying Party to notify an Indemnified Party of its election to defend any such claim or action by a third party within 10 days after notice thereof shall have been given to the Indemnifying Party shall be deemed a waiver by the Indemnifying Party of its right to defend such claim or action.

                  B. If the Indemnifying Party assumes the defense of such claim or litigation, the Indemnifying Party shall take all steps necessary in the defense or settlement of such


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
         claim or litigation, and will hold the Indemnified Party harmless from and against any and all damages caused by or arising out of any settlement approved by the Indemnifying Party or any judgment in connection with such claim or litigation. The Indemnifying Party shall not, in the defense of such claim or any litigation resulting therefrom, consent to entry of any judgment (other than a judgment of dismissal on the merits without costs) except with the written consent of the Indemnified Party, or enter into any settlement (except with the written consent of the Indemnified Party) which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim or litigation.

                  C. If the Indemnifying Party does not assume the defense of any such claim by a third party or litigation after receipt of notice from the Indemnified Party to do so, the Indemnified Party may defend against such claim or litigation in such manner as it deems appropriate, and unless the Indemnifying Party shall deposit with the Indemnified Party a sum equivalent to the total amount demanded in such claim or litigation plus the Indemnified Party's estimate of the costs of defending the same, the Indemnified Party may settle such claim or litigation on such terms as it may deem appropriate and the Indemnifying Party shall promptly reimburse the Indemnified Party for the amount of such settlement and for all damages incurred by the Indemnified Party in connection with the defense against or settlement of such claim or litigation.

                  D. The Indemnifying Party shall promptly reimburse the Indemnified Party for the amount of any judgment rendered with respect to any claim or litigation by a third party in such litigation and for all damage incurred by the Indemnified Party in connection with the defense against such claim or litigation, whether or not resulting from, arising out of, or incurred with respect to, the act of a third party.

                  E. Anything in this Section 3 to the contrary notwithstanding, the party not primarily responsible for the defense of a claim or litigation may, with counsel of its choice and at its expense, participate in the defense of any such claim or litigation.

         4.       LIMITS ON INDEMNITY; CERTAIN PROCEDURES AND PROVISIONS.

                  A.       For purposes of the indemnification pursuant to
         Section 1, any qualifications relating to materiality, material adverse changes or the like will be disregarded.

                  B. The parties agree that the indemnification obligation of the Selling Parties under Section 1 will be capped at a total amount of [*]; provided, however, that notwithstanding anything in this paragraph to the contrary, the [*] cap will not apply (i) in the event of fraud or intentional misstatement, or (ii) to breach of the Non-Disclosure and Non-Compete Agreement.

                  C. Selling Parties will have no obligation to indemnify Parent or Buyer from and against any Losses resulting from, arising out of, relating to or caused by breach of any representation, warranty, covenant, restriction or agreement of the other party until the aggregate Losses suffered by reason of all such breaches is in excess of [*], and

[*] Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

         then only for such loss in excess of [*]. Notwithstanding anything in this paragraph to the contrary, the [*] deductible will not apply to
         (i) Construction Claims brought by home owners of Housing Units for which Seller remains liable, (ii) any Excluded Liability, (iii) any indemnification obligation arising as a result of a breach of any warranty regarding title to the Acquired Assets, including Intellectual Property; or (iv) any indemnification obligation arising as the result of fraud or intentional misstatement.

                  D. Any amounts due hereunder may be satisfied from the Holdback Fund; provided, however, that, subject to Section 2.5D of the Master Agreement, Parent or Buyer shall notify the Selling Parties of any single settlement in excess of [*] made by Parent or Buyer for the account of Selling Parties, and Selling Parties may contest such settlement within 10 days of such notice pursuant to the procedures set forth in Section 6.

                  E. Nothing herein shall modify or change the Seller's obligation to discharge the Excluded Liabilities.

         5. AGREEMENT TO BE BOUND. Selling Parties will use reasonable best efforts to ensure that the Seller comply with all representations and warranties, covenants and agreements contained in or contemplated by the Master Agreement and satisfy all conditions to the Closing, and they further agree that Selling Parties shall be bound by the covenants and agreements contained in Sections 2.5, 2.6, 6.3, 6.4, 6.5, 6.6, and Article 11 of the Master Agreement, as if a signatory thereto.

         6. ARBITRATION. Any dispute, controversy or claim, whether contractual or non-contractual, between Parent, Buyer and Selling Parties arising directly or indirectly out of or connected with the Master Agreement, relating to the breach or alleged breach of any representation, warranty, agreement, or covenant under the Master Agreement, Asset Agreement or Real Property Agreement or otherwise relating to the indemnification obligations set forth under this Agreement, unless mutually settled by Parent and Selling Parties, shall be resolved in accordance with the dispute resolution procedures attached as EXHIBIT D to the Master Agreement, incorporated herein by this reference.

         7. NOTICES. All notices, consents, and other communications hereunder shall be in writing and deemed to have been duly given when (a) delivered by hand, (b) sent by telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, postage pre-paid return receipt requested, or (c) when received by the addressee, if sent by Express Mail, Federal Express, or other express delivery service (postage pre-paid return receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate as to itself by notice to the other):

            If to Parent or Buyer:              Meritage Corporation
                                                6613 North Scottsdale Road,
                                                Suite 200
                                                Scottsdale, Arizona 85250
                                                Phone: (602) 998-8700

[*] Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

                                                FAX:  (602) 998-9162
                                                Attn: Chief Financial Officer

            With a copy to:                     Snell & Wilmer L.L.P.
                                                One Arizona Center
                                                Phoenix, Arizona 85004-0001
                                                Phone: (602) 382-6252
                                                FAX:  (602) 382-6070
                                                Attn: Steven D. Pidgeon, Esq.

            If to Selling Parties               Hammonds Homes, Ltd.
                                                7171 Highway 6 North
                                                Suite 201
                                                Houston, Texas  77995
                                                Attn:  Ronnie D. Hammond

            With a copy to:                     Sack & Harris, P.C.
                                                8270 Greensboro Drive, Suite 630
                                                McLean, Virginia 22101
                                                Attn: James Sack, Esq.


         8. ENFORCEMENT OF RIGHTS. Parent's and Buyer's rights under, and the remedies to enforce, this Agreement are joint and several as to the Selling Parties. Parent and Buyer are completely free to enforce any or all of their rights under this Agreement against any of the Selling Parties with or without the concurrence or joinder of any other Selling Party. Selling Parties acknowledge and agree that all assets of Ronnie D. Hammonds, Nancy Lee Hammonds, wife of Ronnie D. Hammonds, and the Hammonds Management Trust, or their successors or assignees, will be available to support the indemnification obligations set forth in Section 4B of this Agreement (except as to Nancy Lee Hammonds' sole and separate property to the extent that such property does not relate to the Hammonds Business or the cash proceeds from the sale of the Hammonds business) in the event that the Holdback Fund is insufficient. Parent and Buyer will seek any monetary recourse first against such fund before pursuing other monetary remedies. Further, nothing in this Agreement will preclude Parent or Buyer from seeking injunctive or other equitable relief to enforce any covenant not to compete, confidentiality provision, or other breach; including without limitation, the right to seek specific performance under the Master Agreement or the Non-Compete Agreement.

         9. ASSIGNMENT. This Agreement will not be assigned by operation of law or otherwise, except that Buyer may assign all or any portion of its rights under this Agreement to any wholly owned subsidiary, but no such assignment will relieve Buyer or their successor of their primary liability for all obligations of Buyer hereunder, and except that this Agreement may be assigned by operation of law to any corporation or entity with or into which Buyer may be merged or consolidated or to which Buyer transfer all or substantially all of their assets, and such corporation or entity assumes this Agreement and all obligations and undertakings of Buyer hereunder. Any assignment in violation of the provisions of this Agreement will be null and void.

         10. CONSTRUCTION. Captions and References in this Agreement to "Sections," "Exhibits," and "Schedules" are to the Sections and Articles in, and the Exhibits and Schedules to, this Agreement, unless otherwise noted.

         11. GENDER AND NUMBER. The masculine, feminine, or neuter pronouns used herein will be interpreted without regard to gender, and the use of the singular or plural will be deemed to include the other whenever the context so requires.

         12. ENTIRE AGREEMENT. This Agreement, the Asset Agreement, the Real Property Agreement and the Master Agreement, and all certificates, schedules and other documents attached to or deliverable under such agreements (collectively, the "AGREEMENTS") constitute the entire agreement, including with respect to representations and warranties, between the parties pertaining to the subject matter contained in the Agreements. All prior and contemporaneous agreements, representations and understandings of the parties, oral or written, are superseded by and merged in the Agreements. No supplement, modification or amendment of the Agreements will be binding unless in writing and executed by the parties to the Agreements.

         13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each counterpart will constitute an original instrument, but all such separate counterparts will constitute one and the same agreement.

         14. GOVERNING LAW. The validity, construction, and enforceability of this Agreement will be governed in all respects by the laws of the State of Texas, without regard to its conflict of laws rules.

         15. WAIVER OF PROVISIONS. The terms, covenants, representations, warranties, and conditions of this Agreement may be waived only by a written instrument executed by the party waiving compliance. The failure of any party at any time to require performance of any provisions hereof will, in no manner, affect the right at a later date to enforce the same. No waiver by any party of any condition, or breach of any provision, term, covenant, representation, or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, will be deemed to be or construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation, or warranty of this Agreement.

         16. COSTS. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties will be entitled to recover reasonable attorneys' fees, accounting fees, and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

         17. AMENDMENT. This Agreement may not be amended except by an instrument in writing approved by the parties to this Agreement and signed on behalf of each of the parties hereto.

         18. SEVERABILITY. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired, or invalidated and the court will modify this Agreement or, in the absence thereof, the parties will negotiate in good faith to modify this Agreement to preserve each party's anticipated benefits under this Agreement.

         19.      BINDING EFFECT. Subject to the provisions and restrictions of
Section 10, the provisions of this Agreement are binding upon and will inure to the benefit of the parties and their respective heirs, personal representatives, successors and assigns.

         20. HEADINGS. The headings of this Agreement are for purposes of reference only and will not limit or define the meaning of any provision of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first written above by their respective officers thereunder duly authorized.

                              MERITAGE CORPORATION,
                              a Maryland corporation

                              _________________________________________
                              By: John R. Landon
                              Its: Co-Chief Executive Officer

                              MTH HOMES-TEXAS, L.P.,
                              a Texas limited partnership

                              By: MTH-Texas GP II, Inc., an Arizona corporation
                              Its: General Partner

                              _________________________________________
                              By: John R. Landon
                              Its: President

                              HAMMONDS HOMES, LTD.,
                              a Texas limited partnership

                              By: Hammonds Homes I, LLC, a Texas limited
                                  liability company
                              Its: General Partner

                              By: Hammonds Management Trust
                              Its: sole Member

                              _________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee




                  [SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first written above by their respective officers thereunder duly authorized.

                              HAMMONDS HOMES I, LLC,
                              a Texas limited liability company

                              By: Hammonds Management Trust
                              Its: sole Member

                              _________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                              CRYSTAL CITY LAND & CATTLE, LTD.,
                              a Texas limited partnership

                              By: Crystal City I, LLC, a Texas limited
                                  liability company
                              Its: General Partner

                              By: Hammonds Management Trust
                              Its: sole Member

                              _________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                              CRYSTAL CITY I, LLC,
                              a Texas limited liability company

                              By: Hammonds Management Trust
                              Its: sole Member

                              _________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee




                  [SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT]

                              WITH RESPECT TO SECTION 9 ONLY RONNIE D. HAMMONDS AND NANCY LEE HAMMONDS, AS INDIVIDUALS, AND RONNIE
                              D. HAMMONDS, AS TRUSTEE OF THE HAMMONDS MANAGEMENT TRUST, SET FORTH THERE SIGNATURES BELOW TO SIGNIFY AGREEMENT THERETO:

                              RONNIE D. HAMMONDS

                              _________________________________________


                              NANCY LEE HAMMONDS

                              _________________________________________


                              HAMMONDS MANAGEMENT TRUST

                              _________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee




                      [SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT]

EXHIBIT D

                          DISPUTE RESOLUTION PROCEDURES

         All claims, disputes and other matters in controversy (herein called "DISPUTE") arising directly or indirectly out of or related to this Agreement, or the breach thereof, whether contractual or noncontractual, and whether during the term or after the termination of such Agreement, will be resolved exclusively according to the procedures set forth in this EXHIBIT D.

         A. Negotiation. The parties will attempt to settle disputes arising out of or relating to the Agreement or the breach thereof by a meeting of two designated representatives of each party within five days after a request by either of the parties to the other party asking for the same.

         B. Mediation. If such dispute cannot be settled at such meeting either party within five (5) days of such meeting may give a written notice (a "DISPUTE NOTICE") to the other party setting forth the nature of the dispute. The parties will attempt in good faith to resolve the dispute by mediation in Dallas, Texas under the Commercial Mediation Rules of the American Arbitration Association ("AAA") in effect on the date of the Dispute Notice. The parties will select a person who will act as the mediator under this Paragraph B within 60 days of the date of the Agreement. If the dispute has not been resolved by mediation as provided above within thirty (30) days after delivery of the Dispute Notice, then the dispute will be determined by arbitration in accordance with the provisions of Paragraph C hereof.

         C. Arbitration. Any dispute that is not settled through mediation as provided in Paragraph B above will be resolved by arbitration in Dallas, Texas, governed by the Federal Arbitration Act, 9 U.S.C. Section 1 et seq., and administered by the AAA under its Commercial Arbitration Rules in effect on the date of the Dispute Notice, as modified by the provisions of this Section C, by a single arbitrator. The arbitrator selected, in order to be eligible to serve, will be a lawyer with at least 15 years experience specializing in business matters. In the event the parties cannot agree on a mutually acceptable single arbitrator from the list submitted by the AAA, the AAA will appoint the arbitrator who will meet the foregoing criteria. The arbitrator will base the award on applicable law and judicial precedent and, unless both parties agree otherwise, will include in such award the findings of fact and conclusions of law upon which the award is based. Judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

         Notwithstanding the foregoing:

                  (a) Upon the application by either party to a court for an order confirming, modifying or vacating the award, the court will have the power to review whether, as a matter of law based on the findings of fact determined by the arbitrator, the award should be confirmed, modified or vacated in order to correct any errors of law made by the arbitrator. In order to effectuate such judicial review limited to issues of law, the parties agree (and will stipulate to the court) that the findings of fact made by the arbitrator will be final and binding on the parties and will serve as the facts to be submitted to and relied on by the court in determining the extent to which the award should be confirmed, modified or vacated.

                  (b) Either party will have the right to apply to any court for an order to enforce any of the ownership and confidentiality provisions contained in the Agreement.

         D. Costs and Attorneys' Fees. If either party fails to proceed with mediation or arbitration as provided herein or unsuccessfully seeks to stay such mediation or arbitration, or fails to comply with any arbitration award, or is unsuccessful in vacating or modifying the award pursuant to a petition or application for judicial review, the other party will be entitled to be awarded costs, including reasonable attorneys' fees, paid or incurred by such other party in successfully compelling such arbitration or defending against the attempt to stay, vacate or modify such arbitration award and/or successfully defending or enforcing the award.

         E. Tolling of Statute of Limitations. All applicable statutes of limitations and defenses based upon the passage of time will be tolled while the procedures specified in this EXHIBIT D are pending. The parties will take such action, if any, required to effectuate such tolling.

EXHIBIT E

                                ESCROW AGREEMENT

                                ESCROW AGREEMENT

      This ESCROW AGREEMENT (this "ESCROW AGREEMENT") dated as of July 1, 2002 (the "EFFECTIVE DATE") by and among Meritage Corporation, a Maryland corporation ("PARENT"), MTH Homes-Texas, L.P., a Texas limited partnership (the "BUYER") Hammonds Homes, Ltd., a Texas limited partnership and Crystal City Land & Cattle Ltd., a Texas limited partnership (collectively "SELLER"), and Compass Bank, as escrow agent only (along with any and all successor escrow agents, the "ESCROW AGENT").

      WHEREAS, pursuant to (i) the Master Transaction Agreement, dated June 12, 2002 (the "MASTER AGREEMENT"), by and among Parent, the Buyer, and Seller; (ii) the Agreement of Purchase and Sale of Real Property, dated June 12, 2002, by and among Parent, the Buyer, and the Seller; (iii) the Agreement of Purchase and Sale of Assets, dated June 12, 2002, by and among Parent, the Buyer and the Seller; and (iv) the Indemnification Agreement, dated June 12, 2002 (the "INDEMNIFICATION AGREEMENT"), by and among Parent, the Buyer and the Seller, the Buyer has purchased and the Seller has sold certain assets of the Seller;

      WHEREAS, the Buyer has delivered to the Seller all of the Purchase Price (as defined in the Master Agreement) pursuant to the terms of Section 2.5 of the Master Agreement, other than the sum of [*] (the "ESCROW AMOUNT");

      WHEREAS, under the terms of the Master Agreement and the Indemnification Agreement, the Seller has agreed to protect Parent and the Buyer against certain matters including, but not limited to, breaches of representations, warranties, covenants and agreements made by them thereunder;

      WHEREAS, the Buyer has agreed to deliver the Escrow Amount to the Escrow Agent to be held, subject to the terms and conditions hereinafter set forth, to satisfy claims against the Seller;

      WHEREAS, the parties have agreed that, to the extent that the Escrow Amount is not required to satisfy such claims, any balance of the Escrow Amount will be paid to the Seller as part of the Purchase Price subject to and in accordance with the terms and conditions hereinafter set forth; and

      WHEREAS, the Escrow Agent has agreed to act as Escrow Agent hereunder in accordance with the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual promises of the parties and other good and valuable consideration, the parties agree as follows:

      Section 1. Appointment of Escrow Agent. Parent and the Buyer hereby appoint and designate the Escrow Agent as escrow agent to receive, hold and disburse the Escrow Fund (as such term is defined in Section 2), and the Escrow Agent hereby accepts such appointment and designation.

      Section 2. Establishment of Escrow Fund. The Buyer will deposit with the Escrow Agent and, upon receipt, the Escrow Agent will acknowledge receipt of the Escrow Amount


[*] Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

(such amount, together with investment income earned thereon pursuant to the terms hereof, collectively, the "ESCROW FUND"). The Escrow Fund will be segregated from other assets of the Escrow Agent. The Escrow Agent agrees to hold and administer the Escrow Fund subject to the terms of this Escrow Agreement.

      Section 3. Investment of Escrow Fund. The Escrow Agent will invest the Escrow Fund, as directed in writing by the Seller received by the Escrow Agent from time to time, only in one or more of the following: (a) direct, short-term obligations of the United States Government or its instrumentalities; (b) mutual funds which invest all or substantially all of their assets in direct, short-term obligations of the United States Government (including those offered by the Escrow Agent); (c) variable rate certificates of deposit (including those of the Escrow Agent); (d) short-term investments in money market accounts of one or more United States banks (which may include the Escrow Agent if it is a bank) having total assets in excess of $100,000,000, in each case having maturities of not more than 90 days; or (e) municipal or corporate bonds having a credit rating of A (Moody's or Standard & Poors) or better. The maximum maturity of any single issue will not exceed 90 days. The total amount of income that is credited to the Escrow Fund from the date of the establishment of the Escrow Fund will be referred to as the "ACCUMULATED INCOME." The Escrow Agent will have no liability for any investment losses on investments permitted under this
Section 3, including any losses on any investment required to be liquidated prior to maturity in order to make a payment required hereunder. Investments pursuant to such investment instructions described above will in all instances be subject to availability (including any time-of-day requirements). In no instance will the Escrow Agent have any obligation to provide investment advice of any kind. All Accumulated Income will be credited to, and will become a part of the Escrow Fund (and any losses on such investments will be debited to the Escrow Fund).

      Section 4. Payments from Escrow Fund; Actions on Escrow Assets.

      (a) At any time or times subsequent to the Closing Date (as defined in the Master Agreement) and prior to the Termination Date (as defined in Section 5 hereof), an Indemnified Party (as defined in the Indemnification Agreement) may make claims against the Escrow Fund for reimbursement for claims pursuant to the Master Agreement and the Indemnification Agreement. Such claims will be made by an Indemnified Party by giving written notice to the Seller and the Escrow Agent of each such claim, specifying in reasonable detail the amount and basis thereof, which may be updated at a later time (a "NOTICE OF CLAIM") and causing joint written instructions to be sent to Escrow Agent by the Indemnified Party and Seller.

      (b) If the Seller will dispute such claim (or a portion thereof) (a "DISPUTED CLAIM"), it will give written notice of such objection to the Escrow Agent and the Indemnified Party at any time within 10 business days after the Indemnified Party's provision of the Notice of Claim (a "DISPUTE NOTICE"). All such notices will be delivered as provided in Section 13 hereof. Absent the Seller giving a Dispute Notice to a Disputed Claim and the receipt by the Escrow Agent thereof within such time period, such claim will be deemed to have been approved as a valid claim in the full amount thereof (an "ACCEPTED CLAIM").

      (c) If the Seller will dispute a claim (or portion thereof) of the Indemnified Party as above provided, then the Escrow Agent will retain a portion of the Escrow Fund sufficient to pay said Disputed Claim in full, together with the Allocable Income Amount (as that term is hereinafter defined) and will make no distribution thereof (except for the amount of any Accepted Claim as set forth above) unless and until the Escrow Agent receives joint written instructions from the Indemnified Party and the Seller or a notice of dispute resolution rendered pursuant to the Dispute Resolution Procedures attached to the Master Agreement as Exhibit D (the "DISPUTE RESOLUTION PROCEDURES") indicating the amount and recipient of such distribution, at which point such Disputed Claim will be deemed an "ACCEPTED CLAIM" for purposes of this Escrow Agreement.

      (d) All Accepted Claims will be paid promptly from the Escrow Fund upon receipt by the Escrow Agent of joint written instructions from the Indemnified Party and the Seller; provided, however, that the Escrow Agent will not be obligated to release or distribute amounts sooner than two business days after the Escrow Agent has received the requisite notice or paperwork in good form. All payments will be made by the Escrow Agent to the Indemnified Party by delivery of an amount equal to the sum of: (i) the amount of the applicable Accepted Claim (the "SUBJECT AMOUNT"); plus (ii) the Allocable Income Amount earned to the last day of the month preceding the month in which payment is made. However, in no event will the total amount of payments (the aggregate of the Subject Amounts and the Allocable Income Amounts) to the Indemnified Party on all Accepted Claims exceed the amount originally deposited in the Escrow Fund and the Accumulated Income at the date of such release or distribution. For purposes of this Escrow Agreement, the term "ALLOCABLE INCOME AMOUNT" with respect to a claim, distribution, or any amounts to be retained in escrow pursuant to Section 4(c) will mean the amount of income (including reinvestment income), if any, that has been earned on the amount of any such payment (equal to the Subject Amount) from the date of the commencement of the Escrow Fund.

      Section 5. Release and Termination of Escrow Fund.

      (a) This Escrow Agreement will terminate 36 months following the Closing Date (as defined in the Master Agreement) with such Closing Date certified in writing to the Escrow Agent by Parent (the "TERMINATION DATE"); provided, however, that if there are otherwise outstanding claims on the Termination Date made pursuant to the terms of the Master Agreement and the Indemnification Agreement and as to which the Escrow Agent has before such date received a Notice of Claim pursuant to Section 4 of this Escrow Agreement, this Escrow Agreement will continue in effect until all such claims are resolved.

      (b) The Escrow Fund will be delivered by the Escrow Agent to the Seller as the Seller will direct in writing as follows:

                  (i) On the first anniversary of the Closing Date (the "FIRST ANNIVERSARY"), an initial distribution, in an amount equal to [*], less an amount adequate to cover the sum of amounts specified in all Notices of Claim received by the Escrow Agent prior to the First Anniversary and which remain outstanding without having been paid or otherwise resolved will be held by the Escrow Agent together with the Allocable Income Amount with respect thereto to the extent such amount remains available;

[*] Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

                  (ii) On the second anniversary of the Closing Date (the "SECOND ANNIVERSARY"), an additional distribution, in an amount equal to [*], less an amount adequate to cover the sum of amounts specified in all Notices of Claim received by the Escrow Agent prior to the Second Anniversary and which remain outstanding without having been paid or otherwise resolved will be held by the Escrow Agent together with the Allocable Income Amount with respect thereto to the extent such amount remains available; and

                  (iii) On the third anniversary of the Closing Date (the "THIRD ANNIVERSARY"), the remaining balance of the Escrow Fund less an amount adequate to cover the sum of amounts specified in all Notices of Claim received by the Escrow Agent prior to the Third Anniversary and which remain outstanding without having been paid or otherwise resolved will be held by the Escrow Agent together with the Allocable Income Amount with respect thereto (the "HOLDBACK") to the extent such amount remains available. At such time as all such remaining claims hereunder have been paid or otherwise resolved pursuant to Section 4 (unless the Aggregate Amount of such pending claims not paid or otherwise resolved exceeds the Holdback), the Escrow Agent will distribute the remaining Escrow Fund, if any, (or such excess portion of the Holdback, as the case may be) to the Seller.

      (c) Notwithstanding anything herein to the contrary, the Escrow Agent will promptly dispose of all or any part of the Escrow Fund as directed by a writing signed jointly by the Seller and Parent. The Escrow Agent will be entitled to rely on the instructions received from the Seller and Parent, jointly, and will have no liability to the Seller, Parent or the Buyer for any and all payments made in accordance with such instructions.

      Section 6. Duties and Responsibilities of Escrow Agent.

      (a) Parent and the Buyer acknowledge and agree that the Escrow Agent: (i) will not be responsible for any of the agreements (other than those agreements made by Escrow Agent) referred to herein but will be obligated only for the performance of such duties as are specifically set forth in this Escrow Agreement on its part to be performed, each of which are ministerial (and will not be construed to be fiduciary) in nature, and no implied duties or obligations will be read into this Agreement against or on the part of the Escrow Agent; (ii) will not be obligated to take any legal or other action hereunder which might in its judgment involve any expense or liability unless it will have been furnished with indemnification acceptable to it in its sole discretion; (iii) may rely on and will be protected in acting or refraining from acting upon any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, request or document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and will have no responsibility for determining the accuracy thereof; and (iv) may consult counsel satisfactory to it, including in-house counsel, if it reasonably determines that such consultation is necessary and the opinion or advice of such counsel in any instance will be full authorization and protection in respect of any action taken, suffered or omitted by the Escrow Agent in good faith and in accordance with the opinion or advice of such counsel.

      (b) Neither the Escrow Agent nor any of its directors, officers or employees will be liable to anyone for any action taken or omitted to be taken by it or any of its directors, officers, or employees hereunder except in the case of gross negligence, bad faith or willful misconduct.


[*] Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Parent and the Buyer, jointly and severally, covenant and agree to indemnify the Escrow Agent (and its directors, officers and employees) and hold it (and its directors, officers and employees) harmless without limitation from and against any claim, loss, liability or expense of any nature incurred by the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to reasonable legal fees and other costs and expenses of defending or preparing to defend against any claim or liability hereunder, and payment of any legal fees and expenses incurred by the Escrow Agent in connection with resolution of any claim by any party hereunder, unless such loss, liability or expense will be caused by the Escrow Agent's gross negligence, bad faith, or willful misconduct. In no event will the Escrow Agent be liable for indirect, punitive, special or consequential damages.

      (c) The Escrow Agent will have no responsibility or liability on account of any action or omission of any book-entry depository or subescrow agent employed by the Escrow Agent, except to the extent that such action or omission of any book-entry depository or subescrow agent was caused by the Escrow Agent's own gross negligence, bad faith or willful misconduct.

      (d) Parent and the Buyer each agree, jointly and severally, to pay or reimburse the Escrow Agent for legal fees incurred in connection with the preparation of this Escrow Agreement and to pay the Escrow Agent's reasonable compensation for its normal services hereunder in accordance with the fee schedule attached hereto as SCHEDULE A. The Escrow Agent will be entitled to reimbursement by Parent and the Buyer (and Parent and the Buyer hereby agree, jointly and severally to pay) on demand for all reasonable costs and expenses incurred in connection with the administration of this Escrow Agreement or the Escrow Fund created hereby which are in excess of its compensation for normal services.

      (e) The provisions of this Section 6 will survive termination of this Escrow Agreement as well as resignation or removal of the Escrow Agent.

      Section 7. Resignation of Escrow Agent. The Escrow Agent may resign at any time upon giving 60 days written notice to the other parties hereto. Parent agrees that it will appoint a successor escrow agent within 30 days after receipt of such notice, and the Escrow Agent hereby agrees that, upon receiving written instructions from Parent, it will turn over and deliver to such successor Escrow Agent the Escrow Fund and other amounts held by it pursuant to this Escrow Agreement in accordance with the terms of such written instructions (as well as all applicable records and a list of disbursements) and render an accounting as required by Section 10 hereof.

      Section 8. Removal of Escrow Agent. The parties will have the right to remove the Escrow Agent hereunder by giving notice in writing to the Escrow Agent, specifying the date upon which such removal will take effect. In the event of such removal, the parties agree that they will appoint a successor Escrow Agent within 30 days after the giving of such notice, and the Escrow Agent hereby agrees that, upon receiving written instructions from the parties it will turn over and deliver to such successor Escrow Agent the Escrow Fund and other amounts held by it pursuant to this Escrow Agreement in accordance with the terms of such written instructions (as well as all applicable records and a list of disbursements) and render an accounting as required by Section 10 hereof.

      Section 9. Successor Escrow Agent. Upon receipt of the Escrow Fund pursuant to this Escrow Agreement, the successor Escrow Agent will thereupon be bound by all of the provisions hereof and the term "ESCROW AGENT" as used herein will mean such a successor Escrow Agent.

      Section 10. Accounting. In the event of the resignation or removal of the Escrow Agent, upon the termination of the Escrow Fund or the termination of this Escrow Agreement or upon written request by Parent under reasonable circumstances, the Escrow Agent will render to Parent and to the successor Escrow Agent, if any, a written accounting of its management of the Escrow Fund and all distributions thereof.

      Section 11. Assignability. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective representatives, successors and assigns. Neither this Agreement nor any rights, duties or obligations hereunder will be assigned by any party hereto without the prior written consent of the parties hereto, except that the Buyer may assign its rights and obligations under this Agreement to the same extent it is permitted to assign its rights and obligations under the Master Agreement.

      Section 12. Law Governing. This Escrow Agreement will be governed by and construed in accordance with the laws of the State of Texas (other than choice of law provisions thereof).

      Section 13. Notices.

      (a) Any notice or other communication in connection with this Escrow Agreement will be deemed to be delivered if in writing (or in the form of a telegram or facsimile transmission, receipt telephonically communicated) addressed as provided below and if either: (i) actually delivered electronically or physically at said address (provided that if said address is a business, delivery is made during normal business hours); or (ii) in the case of a letter, three (3) business days will have elapsed after the same will have been deposited in the United States mail, postage prepaid and registered or certified, return receipt requested; or (iii) 48 hours will have elapsed after the same will have been sent by nationally recognized overnight receipted courier:

            If to the Escrow Agent:

                  Compass Bank
                  P.O. Box 4886
                  Houston, TX 77210-4886
                  Telephone: (713) 831-5791
                  Facsimile: (713) 831-5746
                  Attn: John J. Kutac

            If to Parent or the Buyer:

                  Meritage Corporation
                  6613 North Scottsdale Road, Suite 200
                  Scottsdale, Arizona 85250
                  Telephone: (480) 998-8700

                  Facsimile: (480) 998-9162
                  Attn: Chief Financial Officer

            with a copy to:

                  Snell & Wilmer L.L.P.
                  One Arizona Center
                  Phoenix, Arizona 85004
                  Telephone: (602) 382-6000
                  Facsimile: (602) 382-6070
                  Attn:  Steven D. Pidgeon, Esq.

            If to Selling Parties

                  Hammonds Homes, Ltd.
                  7171 Highway 6 North
                  Suite 201
                  Houston, TX 77095
                  Attn:  Ronnie D. Hammonds

            with a copy to:

                  Sack & Harris, P.C.
                  8270 Greensboro Drive, Suite 630
                  McLean, Virginia 22101
                  Attn: James Sack, Esq.


or to such other address, which any party may be certified or registered mail notify the other.

      (b) Wiring Instructions. Any funds to be paid to or by the Escrow Agent hereunder will be sent pursuant to such method of payment and pursuant to such instruction as may be given in writing to the Escrow Agent, as the case may be, in accordance with Section 13(a) above.

      Section 14. Counterparts. This Agreement may be executed in multiple counterparts, each of which will be an original, but all of which together will constitute one and the same agreement.

      Section 15. Dispute Resolution. It is understood and agreed that should any dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of the Escrow Fund, or should any claim be made upon the Escrow Agent or the Escrow Fund by a third party, the Escrow Agent upon receipt of notice of such dispute or claim is authorized and will be entitled (at its sole option and election) to retain in its possession, without liability to anyone, all or any of said Escrow Fund until such dispute will have been settled in accordance with the Dispute Resolution Procedures either by the mutual written agreement of the parties involved or by a final order, decree or judgment of a court in the United States of America, the time for perfection of an appeal of such order, decree or judgment having expired. The Escrow Agent may, but will be under no duty whatsoever to, institute or defend any legal proceedings, which relate to the Escrow Fund.

      Section 16. Force Majeure. Neither Parent nor the Buyer nor the Escrow Agent will be responsible for delays or failures in performance resulting from acts beyond its control. Such acts will include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

      Section 17. Modifications. This Agreement may not be altered or modified without the express written consent of the parties hereto. No course of conduct will constitute a waiver of any of the terms and conditions of this Escrow Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Escrow Agreement on one occasion will not constitute a waiver of the other terms of this Escrow Agreement, or of such terms and conditions on any other occasion.

      Section 18. Entire Agreement, Severability and Further Assurances. This Escrow Agreement together with all schedules hereto constitutes the entire agreement among the parties, and all promises, representations, undertakings, warranties and agreements with reference to the subject matter hereof and inducements to the making of this Escrow Agreement relied upon by any party hereto, have been expressed herein or in the documents incorporated herein by reference. The invalidity or unenforceability of any provision of this Escrow Agreement will not affect the validity or enforceability of any other provision hereof. Each of the parties will, at the reasonable request of another party, deliver to the requesting party all further documents or other assurances as may reasonably be necessary or desirable in connection with this Escrow Agreement.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties have executed this Escrow Agreement or caused the same to be executed by their duly authorized representatives, as of the date first stated hereinabove.

                                  COMPASS BANK

                              By:   __________________________________
                              Name: __________________________________
                              Title:__________________________________

                              MERITAGE CORPORATION,
                              a Maryland corporation


                              ________________________________________
                              By: Larry W. Seay
                              Its: Chief Financial Officer

                              MTH HOMES-TEXAS, L.P.,
                              a Texas limited partnership

                              By: MTH-Texas GP II, Inc., an Arizona
                                   corporation
                              Its: General Partner

                              ________________________________________
                              By: Larry W. Seay
                              Its: Vice President

                              HAMMONDS HOMES, LTD.,
                              a Texas limited partnership

                              By: Hammonds Homes I, LLC, a Texas limited
                                  liability company
                              Its: General Partner

                              By: Hammonds Management Trust
                              Its: sole Member

                              ________________________________________
                              By: Ronnie D. Hammonds
                                  Its: Trustee


                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

      IN WITNESS WHEREOF, the parties have executed this Escrow Agreement or caused the same to be executed by their duly authorized representatives, as of the date first stated hereinabove.

                              HAMMONDS HOMES I, LLC,
                              a Texas limited liability company

                              By: Hammonds Management Trust
                              Its: sole Member


                              ________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                              CRYSTAL CITY LAND & CATTLE, LTD.,
                              a Texas limited partnership

                              By: Crystal City I, LLC, a Texas limited
                                  liability company
                              Its: General Partner

                              By: Hammonds Management Trust
                              Its: sole Member


                              ________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                              CRYSTAL CITY I, LLC,
                              a Texas limited liability company

                              By: Hammonds Management Trust
                              Its: sole Member


                              ________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee


                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

                                   SCHEDULE A

                               ESCROW AGENT FEES

$3,000 at initial funding
$3,000 on first anniversary date of closing
$3,000 on second anniversary date of closing
Plus-
$25.00 for handling each undisputed claim.
$50.00 for handling each disputed claim.

EXHIBIT F

                    NON-DISCLOSURE AND NON-COMPETE AGREEMENT

                    NON-DISCLOSURE AND NON-COMPETE AGREEMENT

      This AGREEMENT (the "AGREEMENT"), is made as of July 1, 2002, by and among MERITAGE CORPORATION, a Maryland corporation ("MERITAGE or PARENT"); MTH HOMES-TEXAS, L.P., a Texas limited partnership ("BUYER"); CRYSTAL CITY LAND & CATTLE, LTD., a Texas limited partnership ("CRYSTAL CITY"); HAMMONDS HOMES, LTD., a Texas limited partnership ("HAMMONDS HOMES," and collectively with Crystal City, the "SELLER"); HAMMONDS HOMES I, LLC, a Texas limited liability company ("HAMMONDS GP"); CRYSTAL CITY I, LLC, a Texas limited liability company ("CRYSTAL GP," and collectively with Hammonds GP, the "GENERAL PARTNERS"); and RONNIE D. HAMMONDS, an individual (the "HAMMONDS"). Collectively, Seller, General Partners, and Hammonds will be referred to herein as "SELLING PARTIES."


                                 R E C I T A L S

      1. Seller owns and operates a homebuilding and home sales business (the "HAMMONDS BUSINESS").

      2. The assets of the Hammonds Business will be acquired by Buyer pursuant to a certain Master Transaction Agreement dated as of June 12, 2002 (the "MASTER AGREEMENT"). Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Master Agreement.

      3. To induce Meritage and the Buyer to enter into the Master Agreement, the Selling Parties have agreed to execute this Agreement.

      4. For purposes of Sections 1 and 2 hereof, the term "COMPANY" shall mean all joint ventures (50% or more owned directly or indirectly), subsidiaries and parent companies of Meritage (whether corporate, partnership or in other form).

      In consideration of the premises, the mutual promises and covenants of the parties set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Selling Parties, intending to be legally bound, agree as follows:

      1. NONCOMPETITION. For the period beginning on the Effective Date and ending on the [*] anniversary thereof (the "RESTRICTION PERIOD"), the Selling Parties, their affiliates, subsidiaries and parent companies, and their respective owners, partners, members, officers, directors, employees, agents, or family members will not, directly or indirectly, either as a joint venturer, partner, member, shareholder, owner, lender, director, advisor or consultant or in any similar capacity:

            (i) engage in the homebuilding or home sales business in any county currently served by the Company (a "COMPETING BUSINESS");

            (ii) except as set forth on SCHEDULE 1(ii), recruit, hire or discuss employment with any person who is, or within the six month period preceding the date of such


[*] Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

activity was, an employee of the Company (other than as a result of a general solicitation for employment); or

            (iii) subject to the proviso below, solicit any customer or supplier of the Company for a Competing Business or otherwise attempt to induce any such customer or supplier to discontinue its relationship with the Company.

            (iv) Nothing herein will preclude Selling Parties from engaging in land banking activities or lot development activities, provided that neither they nor any of their affiliates, subsidiaries and parent companies, and their respective owners, partners, members, officers, directors, or then current employees or agents, or family members will engage in the sale of finished lots unless, at least 10 business days prior to any offer to a third party, the lots are offered to Buyer, and if the Buyer determines to purchase the property, the applicable selling party negotiates a sale in good faith. If no such sale is then consummated, then the applicable selling party may pursue a sale with a third party. If the terms of such third-party sale are different than the offer made to Buyer, Buyer will have the right of first refusal to purchase the lots within three business days of notice of the proposed sale to such a third party. This notice must contain the specific terms and conditions thereof and the proposed buyer. If Buyer does not respond to the right of first offer within 10 days or the right of first refusal within three days, Buyer will be deemed to have waived the applicable right. Buyer can substitute cash for any non-cash consideration (at the fair market value thereof). This right will arise again if the third party offer is modified or amended.

            (v) Notwithstanding any other provision of this Agreement, nothing herein will be construed to limit the ability of Ronnie D. Hammonds' adult children to engage in a Competing Business provided that the Selling Parties do not directly or indirectly provide support in any capacity for such Competing Business during the Restriction Period or solicit employees, agents. customers or suppliers on their behalf during such period.

      2. PROTECTION OF INFORMATION. Selling Parties recognize and acknowledge that the Company's trade secrets and all other confidential and proprietary information of a business, financial or other nature, including without limitation, proprietary information of the Company, as it exists from time to time (collectively, "CONFIDENTIAL INFORMATION"), are valuable and unique assets of the Company and therefore agrees that, during the Restriction Period, it will not, and will use its best efforts to ensure that its directors, officers, employees, advisers, agents and consultants do not, disclose any Confidential Information concerning the Company, to any person, firm, corporation, association or other entity, for any reason whatsoever, unless previously authorized in writing to do so by the Company. It is understood that Confidential Information shall not include any information that is or becomes generally available to the public other than as a result of an unauthorized disclosure by Selling Parties, that is disclosed by Selling Parties in accordance with the terms of a prior written consent of Meritage, or that is owned jointly with the Company. For the purpose of enforcing this provision, the Company may resort to any remedy available to it under the law.

      3. SEVERABILITY. In the event that a court of competent jurisdiction determines that the Restriction Period is unenforceable, the Restriction Period shall mean the period ending [*]

[*] Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

[*] after the Effective Date of this Agreement, whichever longest period is enforceable. Additionally, if any other provision of this Agreement is held to be illegal, invalid or unenforceable under any applicable law, then such provision will be deemed to be modified to the minimum extent necessary to render it legal, valid and enforceable, and if no such modification will render it legal, valid and enforceable, then this Agreement will be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties will be construed and enforced accordingly.

      4. WAIVER. The waiver by either party of a breach of any provision of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach.

      5. INJUNCTIVE RELIEF. The Selling Parties acknowledge and agree that the Company would be irreparably harmed by any violation of the Selling Parties' obligations under Sections 1 and 2 hereof and that, in addition to all other rights or remedies available at law or in equity, the Company will be entitled to injunctive and other equitable relief to prevent or enjoin any such violation. The prevailing party in any litigation hereunder agrees to pay any and all reasonable costs and expenses, including attorneys' fees, incurred by the other party.

      6. ASSIGNMENT BY MERITAGE OR THE COMPANY. Nothing in this Agreement shall preclude Meritage, Buyer or the Company from consolidating or merging into or with, or transferring all or substantially all of their assets to, another corporation or entity that assumes this Agreement and all obligations and undertakings hereunder. Upon such consolidation, merger or transfer of assets and assumption, the term "Company" as used herein shall mean such other corporation or entity, as appropriate, and this Agreement shall continue in full force and effect.

      7. ENTIRE AGREEMENT. This Agreement embodies the complete agreement of the parties hereto with respect to the subject matter hereof and supersedes any prior written, or prior or contemporaneous oral, understandings or agreements between the parties that may have related in any way to the subject matter hereof. This Agreement may be amended only in writing executed by Meritage and the Selling Parties.

      8. GOVERNING LAW. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed in accordance with the internal laws, and not the law of conflicts, of the State of Texas.

      9. NOTICE. Any notice required or permitted under this Agreement must be in writing and will be deemed to have been given when delivered personally or by overnight courier service or three days after being sent by mail, postage prepaid, at the address indicated below or to such changed address as such person may subsequently give such notice of:

            if to Meritage or the Company:    Meritage Corporation
                                              6613 North Scottsdale Road,
                                              Suite 200
                                              Scottsdale, Arizona 85250
                                              Attention: Chief Financial Officer

[*] Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

            if to Hammonds,
            Hammonds Homes or Crystal City:   Hammonds Homes, Ltd.
                                              7171 Highway 6 South
                                              Suite 201
                                              Houston, Texas  77095
                                              Attention: Ronnie D. Hammonds


                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first written above by their respective officers thereunder duly authorized.


                              MERITAGE CORPORATION,
                              a Maryland corporation


                              __________________________________________
                              By: Larry W. Seay
                              Its: Chief Financial Officer


                              MTH HOMES-TEXAS, L.P.,
                              a Texas limited partnership

                              By: MTH-Texas GP II, Inc., an Arizona
                                   corporation
                              Its: General Partner


                              __________________________________________
                              By: Larry W. Seay
                              Its: Vice President


                              HAMMONDS HOMES, LTD.,
                              a Texas limited partnership

                              By: Hammonds Homes I, LLC, a Texas limited
                                  liability company
                              Its: General Partner

                              By: Hammonds Management Trust
                              Its:  sole Member


                              __________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee



        [SIGNATURE PAGE TO NON-DISCLOSURE AND NON-COMPETE AGREEMENT]

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first written above by their respective officers thereunder duly authorized.


                              HAMMONDS HOMES I, LLC,
                              a Texas limited liability company

                              By: Hammonds Management Trust
                              Its: sole Member


                              __________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                              CRYSTAL CITY LAND & CATTLE, LTD.,
                              a Texas limited partnership

                              By: Crystal City I, LLC, a Texas limited
                                  liability company
                              Its: General Partner

                              By: Hammonds Management Trust
                              Its: sole Member


                              __________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                              CRYSTAL CITY I, LLC,
                              a Texas limited liability company

                              By: Hammonds Management Trust
                              Its: sole Member


                              __________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                              RONNIE D. HAMMONDS

                              __________________________________________


        [SIGNATURE PAGE TO NON-DISCLOSURE AND NON-COMPETE AGREEMENT]

EXHIBIT G

When Recorded Return to:

________________________________________

________________________________________

________________________________________

________________________________________________________________________________

                           SPECIAL WARRANTY DEED


STATE OF TEXAS     }
                   }     KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF _______  }


FOR THE CONSIDERATION of Ten Dollars ($10.00), and other valuable consideration, Hammonds Homes, Ltd., a Texas limited partnership, Crystal City Land & Cattle, Ltd., a Texas limited partnership, CCLC Development, LLC, a Texas limited liability company, RH Development/Park West CC, Ltd., a Texas limited partnership, RH Development Company, Ltd., a Texas limited partnership, Avery R. Development, Ltd., a Texas limited partnership, Gleannloch Lot Ltd., a Texas limited partnership and Ashford Lot Development, Ltd., a Texas limited partnership (each a "Grantor," and collectively "Grantors"), hereby grant, sell, and, convey to MTH Homes-Texas, L.P., a Texas limited partnership ("Grantee"), the real property ("Land") situated in ________________ Counties, Texas, and more particularly described on Exhibit "A" attached hereto and made a part hereof, together with any and all improvements situated thereon and all rights and appurtenances pertaining or appertaining thereto, including, without limitation, any and all rights, title and interests of Grantors in and to (a) any easements, leases, rights-of-way, rights of ingress or egress or other interests in, on or to any land, highway, street, road or avenue, open or proposed, in, on, in front of, abutting, adjoining, or benefiting the Land (b) oil, gas and other mineral rights and interest pertaining to the Land, and (c) any utilities, sewage treatment capacity and water capacity serving or which will serve the Land, including, without limitation, all reservations, credit commitments or letters covering any such use in the future (the Land, improvements, appurtenances and all of the foregoing set forth in clauses (a) through (c) are hereinafter collectively referred to as the "Property").

      This conveyance and the warranties of title herein are expressly made subject only to the Approved Title Exceptions as shown on Exhibit "B" attached hereto.

      TO HAVE AND TO HOLD the Property (subject as aforesaid) unto Grantee and Grantee's successors and assigns forever, and Grantors do hereby bind Grantors and Grantors' successors and assigns to WARRANT and FOREVER DEFEND, all and singular, the Property

(subject as aforesaid) unto Grantee and Grantee's successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by through or under Grantors, but not otherwise.



      Dated this 1st day of July, 2002.


                              HAMMONDS HOMES, LTD.,
                              a Texas limited partnership

                              By: Hammonds Homes I, LLC, a Texas limited
                                  liability company
                              Its: General Partner


                              By: Hammonds Management Trust
                              Its: sole Member

                              _____________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                              CRYSTAL CITY LAND & CATTLE, LTD.,
                              a Texas limited partnership

                              By: Crystal City I, LLC, a Texas limited
                                  liability company
                              Its: General Partner

                              By: Hammonds Management Trust
                              Its: sole Member

                              _____________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                 [SIGNATURE PAGE TO SPECIAL WARRANTY DEED]

                              HAMMONDS HOMES I, LLC,
                              a Texas limited liability company

                              By: Hammonds Management Trust
                              Its: sole Member

                              _____________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                              CRYSTAL CITY I, LLC,
                              a Texas limited liability company

                              By: Hammonds Management Trust
                              Its: sole Member

                              _____________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                              CCLC DEVELOPMENT, LLC,
                              a Texas limited liability company

                              By: Crystal City Land & Cattle, Ltd.,
                              a Texas limited partnership
                              Its: sole Member

                              By: Crystal City I, LLC, a Texas
                              limited liability company
                              Its: General Partner

                              By: Hammonds Management Trust
                              Its: sole Member

                              _____________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                 [SIGNATURE PAGE TO SPECIAL WARRANTY DEED]

                              RH DEVELOPMENT/PARK WEST CC, LTD.,
                              a Texas limited partnership

                              By: CCLC Development, LLC,
                              a Texas limited liability company
                              Its: General Partner

                              By: Crystal City Land & Cattle, Ltd.,
                              a Texas limited partnership
                              Its: sole Member

                              By: Crystal City I, LLC, a Texas
                              limited liability company
                              Its: General Partner

                              By: Hammonds Management Trust
                              Its: sole Member

                              _____________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                              RH DEVELOPMENT COMPANY, LTD.,
                              a Texas limited partnership

                              By: CCLC Development, LLC,
                              a Texas limited liability company
                              Its: General Partner

                              By: Crystal City Land & Cattle, Ltd.,
                              a Texas limited partnership
                              Its: sole Member

                              By: Crystal City I, LLC, a Texas
                              limited liability company
                              Its: General Partner

                              By: Hammonds Management Trust
                              Its: sole Member

                              _____________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                 [SIGNATURE PAGE TO SPECIAL WARRANTY DEED]

                              AVERY R. DEVELOPMENT, LTD.,
                              a Texas limited partnership

                              By: CCLC Development, LLC,
                              a Texas limited liability company
                              Its: General Partner

                              By: Crystal City Land & Cattle, Ltd.,
                              a Texas limited partnership
                              Its: sole Member

                              By: Crystal City I, LLC, a Texas
                              limited liability company
                              Its: General Partner

                              By: Hammonds Management Trust
                              Its: sole Member

                              _____________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                 [SIGNATURE PAGE TO SPECIAL WARRANTY DEED]

                              GLEANNLOCH LOT, LTD.,
                              a Texas limited partnership

                              By: CCLC Development, LLC,
                              a Texas limited liability company
                              Its: General Partner

                              By: Crystal City Land & Cattle, Ltd.,
                              a Texas limited partnership
                              Its: sole Member

                              By: Crystal City I, LLC, a Texas
                              limited liability company
                              Its: General Partner

                              By: Hammonds Management Trust
                              Its: sole Member

                              _____________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                              ASHFORD LOT DEVELOPMENT, LTD.,
                              a Texas limited partnership

                              By: CCLC Development, LLC,
                              a Texas limited liability company
                              Its: General Partner

                              By: Crystal City Land & Cattle, Ltd.,
                              a Texas limited partnership
                              Its: sole Member

                              By: Crystal City I, LLC, a Texas
                              limited liability company
                              Its: General Partner

                              By: Hammonds Management Trust
                              Its: sole Member

                              _____________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee


                 [SIGNATURE PAGE TO SPECIAL WARRANTY DEED]

STATE OF TEXAS        )
                      ) ss.
County of _________   )

            On this, the _______ day of __________, 2002, before me, the undersigned Notary Public, personally appeared Ronnie D. Hammonds, who acknowledges himself to be the authorized signatory and Trustee on behalf of Hammonds Management Trust, the sole Member of Hammonds Homes I, LLC, and Crystal City I, LLC, each a Texas limited liability company, and that he, being authorized so to do, and with the ability and intention to bind these entities and their respective partnerships, corporations, and joint ventures executed the forgoing instrument for the purposes therein contained by signing by himself as such authorized Trustee and signatory.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                                          _____________________________________
                                          Notary Public

My Commission Expires:

_____________________________

                                   EXHIBIT "A"

                          LEGAL DESCRIPTION OF THE LAND

                                   EXHIBIT "B"

                            APPROVED TITLE EXCEPTIONS

EXHIBIT H

                    ASSIGNMENT AND ASSUMPTION AGREEMENT

DATE:          July 1, 2002

ASSIGNOR:     Hammonds Homes, Ltd.,           Crystal City Land & Cattle, Ltd.,
              CCLC Development, LLC,          RH Development/Park West CC, Ltd.,
              RH Development Company, Ltd.,   Avery R. Development, Ltd.,
              Gleannloch Lot, Ltd.,           Ashford Lot Development, Ltd.,

                                    each, c/o
                              Hammonds Homes, Ltd.
                              7171 Highway 6 North
                                    Suite 201
                              Houston, Texas 77095


ASSIGNEE:      MTH Homes-Texas, L.P.,
               c/o Meritage Corporation
               6613 North Scottsdale Road, Suite 200
               Scottsdale, AZ  85250

                                    RECITALS:

      A. Assignor, as optionee, is party to those certain agreements, (the "Option Agreements"), with the optionors ("Optionors") and as of the dates set forth on Exhibit "A" attached hereto concerning such matters as, among other matters, Assignor's option to purchase certain real property described on Exhibit "B" attached hereto and made a part hereof (the "Property").

      B. Assignor desires to assign all of its right, title and interest in, to and under the Option Agreements and the Property to Assignee, and Assignee desires to acquire the same and to assume the remaining obligations thereunder, in accordance with the terms and conditions of this Assignment and Assumption Agreement (the "Assignment").

                                 COVENANTS:

      FOR VALUABLE CONSIDERATION, it is agreed as follows:

      1. Assignment. Effective as of July 1, 2002 (the "Effective Date"), Assignor hereby assigns and conveys to Assignee, subject to the other terms and conditions of this Assignment, all of Assignor's right, title and interest in, to and under the Option Agreements and the Property.

      2. Assumption. Assignee hereby assumes and agrees to be bound by all of Assignor's obligations under the Option Agreements, subject to the terms and conditions of this Assignment, arising after the Effective Date.

      3. Consent of Optionor. The validity and enforceability of this Assignment is contingent upon the execution by the Optionors, on or before the Effective Date, of the Consent of Optionor, in the form attached hereto and made a part hereof, or other form acceptable to Assignee and its counsel.

      4. Representations and Warranties of Assignor. Assignor represents and warrants to Assignee, as of the Effective Date, as follows:

            (a) The copies of the Option Agreements attached to this Assignment are true and complete copies of the only agreements between Assignor and the Optionors pertaining to the Property, or the subject matter thereof.

            (b) Assignor is the holder of the entire optionee's right, title and interest under the Option Agreements ("Optionee's Interests"), and Optionee's Interests have not been and will not be assigned, encumbered, pledged or otherwise transferred in any manner whatsoever, nor be subject to the interest of any third person or entity, except to Assignee pursuant to this Assignment.

            (c) To the knowledge of Assignor (and with no duty of Assignor to investigate or make inquiries), neither the Optionors nor Assignor are in default under the Option Agreements nor has any event occurred which would result in a default by the Optionors or Assignor under the Option Agreements, nor has any notice of default under the Option Agreements been given by Optionors or Assignor to the other.

      5. Further Instruments and Documents. Each party hereto will, promptly upon the request of the other party, or Optionors, acknowledge and deliver to the other party or Optionors, any and all further instruments, deeds, and assurances reasonably requested or appropriate to evidence or give effect to the provisions of this Assignment or to satisfy Optionors' requirements in connection with this Assignment.

      6. Recordation. In lieu of recording this Assignment in any public records, a Memorandum of Assignment in substantially the same form attached hereto shall be executed before a notary public by Assignor and Assignee, and recorded on the Effective Date in the
            ___________________________.

      7. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the day and year first above set forth.



ASSIGNOR:                                ASSIGNEE:

HAMMONDS HOMES, LTD.,                    MTH HOMES-TEXAS, L.P.,
A TEXAS LIMITED PARTNERSHIP              A TEXAS LIMITED PARTNERSHIP

By:  Hammonds Homes I, LLC               By:  MTH-Texas GP II, Inc.
Its:  General Partner                    Its:  General Partner

By:  Hammonds Management Trust
Its:  sole Member                        By:  John R. Landon
                                         Its:  President

By:  Ronnie D. Hammonds
Its:  Trustee


ASSIGNOR:

CRYSTAL CITY LAND & CATTLE, LTD.,
a Texas limited partnership

By:   Crystal City I, LLC, a Texas
limited
      liability company
Its:  General Partner

By:   Hammonds Management Trust
Its:  sole Member


By:   Ronnie D. Hammonds
Its:  Trustee

          [SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]

ASSIGNOR:

HAMMONDS HOMES I, LLC,
a Texas limited liability company

By:   Hammonds Management Trust
Its:  sole Member

_____________________________________
By:   Ronnie D. Hammonds
Its:  Trustee

ASSIGNOR:

CRYSTAL CITY I, LLC,
a Texas limited liability company

By:   Hammonds Management Trust
Its:  sole Member

_____________________________________
By:   Ronnie D. Hammonds
Its:  Trustee


          [SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]

ASSIGNOR:

CCLC DEVELOPMENT, LLC,
a Texas limited liability company

By:  Crystal City Land & Cattle, Ltd.,
a Texas limited partnership
Its:   sole Member

By:  Crystal City I, LLC, a Texas
limited liability company
Its:  General Partner

By:  Hammonds Management Trust
Its:  sole Member

_____________________________________
By:  Ronnie D. Hammonds
Its:  Trustee

ASSIGNOR:

RH DEVELOPMENT/PARK WEST CC, LTD.,
a Texas limited partnership

By:  CCLC Development, LLC,
a Texas limited liability company
Its:  General Partner

By:  Crystal City Land & Cattle, Ltd.,
a Texas limited partnership
Its:   sole Member

By:  Crystal City I, LLC, a Texas
limited liability company
Its:  General Partner

By:  Hammonds Management Rust
Its:  sole Member

_____________________________________
By:  Ronnie D. Hammonds
Its:  Trustee

          [SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]

ASSIGNOR:

RH DEVELOPMENT COMPANY, LTD.,
a Texas limited partnership

By:  CCLC Development, LLC,
a Texas limited liability company
Its:  General Partner

By:  Crystal City Land & Cattle, Ltd.,
a Texas limited partnership
Its:   sole Member

By:  Crystal City I, LLC, a Texas
limited liability company
Its:  General Partner

By:  Hammonds Management Trust
Its:  sole Member

_____________________________________
By:  Ronnie D. Hammonds
Its:  Trustee
ASSIGNOR:

AVERY R. DEVELOPMENT, LTD.,
a Texas limited partnership

By:  CCLC Development, LLC,
a Texas limited liability company
Its:  General Partner

By:  Crystal City Land & Cattle, Ltd.,
a Texas limited partnership
Its:   sole Member

By:  Crystal City I, LLC, a Texas
limited liability company
Its:  General Partner

By:  Hammonds Management Trust
Its:   sole Member

_____________________________________
By:  Ronnie D. Hammonds
Its:  Trustee

          [SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]

ASSIGNOR:

GLEANNLOCH LOT, LTD.,
a Texas limited partnership

By:  CCLC Development, LLC,
a Texas limited liability company
Its:  General Partner

By:  Crystal City Land & Cattle, Ltd.,
a Texas limited partnership
Its:   sole Member

By:  Crystal City I, LLC, a Texas
limited liability company
Its:  General Partner

By:  Hammonds Management Trust
Its:  sole Member

_____________________________________
By:  Ronnie D. Hammonds
Its:  Trustee

ASSIGNOR:

ASHFORD LOT DEVELOPMENT, LTD.,
a Texas limited partnership

By:  CCLC Development, LLC,
a Texas limited liability company
Its:  General Partner

By:  Crystal City Land & Cattle, Ltd.,
a Texas limited partnership
Its:   sole Member

By:  Crystal City I, LLC, a Texas
limited liability company
Its:  General Partner

_____________________________________
By:  Ronnie D. Hammonds
Its:  Trustee

          [SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]

                                   EXHIBIT "A"

                               ASSIGNED CONTRACTS

                                   EXHIBIT "B"

                                  REAL PROPERTY

                               CONSENT OF OPTIONOR

EXHIBIT I
                   BILL OF SALE AND ASSUMPTION AGREEMENT


      KNOW ALL MEN BY THESE PRESENTS, that Hammonds Homes, Ltd., a Texas limited partnership, Crystal City Land & Cattle, Ltd., a Texas limited partnership, CCLC Development, LLC, a Texas limited liability company, RH Development/Park West CC, Ltd., a Texas limited partnership, RH Development Company, Ltd., a Texas limited partnership, Avery R. Development, Ltd., a Texas limited partnership, Gleannloch Lot, Ltd., a Texas limited partnership and Ashford Lot Development, Ltd., a Texas limited partnership (collectively, "Seller") do hereby sell, convey, transfer, assign and set over unto MTH Homes-Texas, L.P., a Texas limited partnership ("Buyer"), and its successors and assigns, all of Seller's rights, title, and interest in and to the Acquired Assets as that term is defined in that certain Master Transaction Agreement by and among Meritage Corporation, a Maryland corporation ("Parent"), Buyer, Hammonds GP's, Hammonds, and Seller dated June 12, 2002 ("Master Agreement"). Capitalized terms used herein and not otherwise defined will have the same meaning as set forth in the Master Agreement.

      As provided in the Master Agreement, Seller represents, warrants and covenants that it is the lawful owner of the Acquired Assets, free from all liens, claims and encumbrances except as provided in the Master Agreement and the schedules thereto. Seller will warrant and defend the same to Parent and Buyer and their successors and assigns in accordance with the terms and provisions of the Master Agreement and the Indemnification Agreement.

      Seller hereby constitutes and appoints Buyer, its successors and assigns, the true and lawful attorneys of Seller, with full power of substitution, for Seller and in its name and stead or otherwise, by and on behalf and for the benefit of Buyer, its successors and assigns, to demand and receive from time to time any and all of the Acquired Assets and to give receipts and releases for or in respect of the same and any part thereof, and from time to time to institute and prosecute in the name of Seller or otherwise, but at the expense and for the benefit of Parent and Buyer, their successors and assigns, any and all proceedings at law, in equity, or otherwise which Parent or Buyer, their successors and assigns, may deem proper in order to collect, assert, or enforce any claim, right, or title of any kind in or to the Acquired Assets and to defend or compromise any and all actions, suits, or proceedings in respect of any of the Acquired Assets and to do all such acts and things in relation thereto as Buyer, its successors or assigns, deem desirable. Seller hereby declares that the appointment made and the powers hereby granted are coupled with an interest and are and will be irrevocable by Seller in any manner or for any reason.

      Seller covenants with Parent and Buyer that it will do, execute, and deliver or cause to be done, executed, and delivered all such further acts, documents, or things, including without limitation, transfers, assignments, conveyances, powers of attorney, and assurances for better assuring, conveying, and confirming unto Parent and Buyer, their successors and assigns, all and singular, the entire right, title, and interest of Seller throughout the world in, to, and under the Acquired Assets as Parent and Buyer, their successors and assigns, reasonably require.

      This Bill of Sale and Assumption Agreement will inure to the benefit of, and will bind Seller and Buyer and their respective successors and assigns.

      IN WITNESS WHEREOF, the undersigned parties have executed this Bill of Sale and Assumption Agreement to be effective as of the 1st of July, 2002.


                              HAMMONDS HOMES, LTD.,
                              a Texas limited partnership

                              By: Hammonds Homes I, LLC, a Texas limited
                                  liability company
                              Its: General Partner

                              By: Hammonds Management Trust
                              Its: sole Member

                              _______________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                              CRYSTAL CITY LAND & CATTLE, LTD.,
                              a Texas limited partnership

                              By: Crystal City I, LLC, a Texas limited
                                  liability company
                              Its: General Partner

                              By: Hammonds Management Trust
                              Its: sole Member

                              _______________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                              HAMMONDS HOMES I, LLC,
                              a Texas limited liability company

                              By: Hammonds Management Trust
                              Its: sole Member

                              _______________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

            [SIGNATURE PAGE TO BILL OF SALE AND ASSUMPTION AGREEMENT]

                              CRYSTAL CITY I, LLC,
                              a Texas limited liability company

                              By: Hammonds Management Trust
                              Its: sole Member

                              _______________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                              CCLC DEVELOPMENT, LLC,
                              a Texas limited liability company

                              By: Crystal City Land & Cattle, Ltd.,
                              a Texas limited partnership
                              Its: sole Member

                              By: Crystal City I, LLC, a Texas
                              limited liability company
                              Its: General Partner

                              By: Hammonds Management Trust
                              Its: sole Member

                              _______________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee


         [SIGNATURE PAGE TO BILL OF SALE AND ASSUMPTION AGREEMENT]

                              RH DEVELOPMENT/PARK WEST CC, LTD.,
                              a Texas limited partnership

                              By: CCLC Development, LLC,
                              a Texas limited liability company
                              Its: General Partner

                              By: Crystal City Land & Cattle, Ltd.,
                              a Texas limited partnership
                              Its: sole Member

                              By: Crystal City I, LLC, a Texas
                              limited liability company
                              Its: General Partner

                              By: Hammonds Management Trust
                              Its: sole Member

                              RH DEVELOPMENT COMPANY, LTD.,
                              a Texas limited partnership

                              By: CCLC Development, LLC,
                              a Texas limited liability company
                              Its: General Partner

                              By: Crystal City Land & Cattle, Ltd.,
                              a Texas limited partnership
                              Its: sole Member

                              By: Crystal City I, LLC, a Texas
                              limited liability company
                              Its: General Partner

                              By: Hammonds Management Trust
                              Its: sole Member

                              _______________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

         [SIGNATURE PAGE TO BILL OF SALE AND ASSUMPTION AGREEMENT]

                              AVERY R. DEVELOPMENT, LTD.,
                              a Texas limited partnership

                              By: CCLC Development, LLC,
                              a Texas limited liability company
                              Its: General Partner

                              By: Crystal City Land & Cattle, Ltd.,
                              a Texas limited partnership
                              Its: sole Member

                              By: Crystal City I, LLC, a Texas
                              limited liability company
                              Its: General Partner

                              By: Hammonds Management Trust
                              Its: sole Member

                              _______________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

                              GLEANNLOCH LOT, LTD.,
                              a Texas limited partnership

                              By: CCLC Development, LLC,
                              a Texas limited liability company
                              Its: General Partner

                              By: Crystal City Land & Cattle, Ltd.,
                              a Texas limited partnership
                              Its: sole Member

                              By: Crystal City I, LLC, a Texas
                              limited liability company
                              Its: General Partner

                              By: Hammonds Management Trust
                              Its: sole Member

                              _______________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

         [SIGNATURE PAGE TO BILL OF SALE AND ASSUMPTION AGREEMENT]

                              ASHFORD LOT DEVELOPMENT, LTD.,
                              a Texas limited partnership

                              By: CCLC Development, LLC,
                              a Texas limited liability company
                              Its: General Partner

                              By: Crystal City Land & Cattle, Ltd.,
                              a Texas limited partnership
                              Its: sole Member

                              By: Crystal City I, LLC, a Texas
                              limited liability company
                              Its: General Partner

                              By: Hammonds Management Trust
                              Its: sole Member

                              _______________________________________________
                              By: Ronnie D. Hammonds
                              Its: Trustee

         [SIGNATURE PAGE TO BILL OF SALE AND ASSUMPTION AGREEMENT]


125